File No. 333-89904         CIK #1024963

                       Securities and Exchange Commission
                           Washington, D.C. 20549-1004

                                 Post-Effective
                               Amendment No. 2 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                Van Kampen Focus Portfolios, Municipal Series 386
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                           1221 Avenue of the Americas
                            New York, New York 10020
          (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER LLP
  Attention: Amy R. Doberman                          Attention: Mark J. Kneedy
  1221 Avenue of the Americas                         111 West Monroe Street
  New York, New York 10020                            Chicago, Illinois 60603

               (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on October 25, 2004 pursuant to paragraph (b) of Rule 485.



                          Van Kampen Focus Portfolios,
                              Municipal Series 386

IM-IT/448                                                         Ohio IM-IT/114

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND

   This series of Van Kampen Focus Portfolios, Municipal Series (the "Fund") consists of underlying separate unit investment trusts described above. Each Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.

                              PUBLIC OFFERING PRICE

   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS

   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The Date of this Prospectus is October 25, 2004

                                   Van Kampen



                VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 386
                   Summary of Essential Financial Information

                              As of August 11, 2004

                         Sponsor: Van Kampen Funds Inc.
            Evaluator: Standard & Poor's Securities Evaluations, Inc.
                   Supervisor: Van Kampen Asset Management (4)
                          Trustee: The Bank of New York

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                               Ohio
                                                                                              IM-IT            IM-IT
                                                                                              Trust            Trust
                                                                                         --------------   --------------
General Information
Principal Amount (Par Value) of Securities...........................................   $    12,010,000   $    2,935,000
Number of Units......................................................................            12,189            3,013
Fractional Undivided Interest in Trust per Unit......................................          1/12,189          1/3,013
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio.................................   $ 12,069,954.25   $ 2,948,549.10
      Aggregate Bid Price of Securities per Unit.....................................   $        990.23   $       978.61
      Sales charge 5.708% (5.40% of Public Offering Price excluding principal cash)
      for the IM-IT Trust and 5.708% (5.40% of Public Offering Price excluding
      principal cash) for the Ohio IM-IT Trust.......................................   $         56.51   $        55.84
      Principal Cash per Unit........................................................   $          (.40)  $         (.52)
      Public Offering Price per Unit (1).............................................   $      1,046.34   $     1,033.93
Redemption Price per Unit............................................................   $        989.83   $       978.09
Excess of Public Offering Price per Unit over Redemption Price per Unit..............   $         56.51   $        55.84
Minimum Value of the Trust under which Trust Agreement may be terminated.............   $  2,434,000.00   $   590,000.00
Annual Premium on Portfolio Insurance................................................   $            --   $           --
Evaluator's Annual Evaluation Fee (3)................................................   $         4,376   $        1,062
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit......................................   $         49.94   $        47.79
      Less: Estimated Annual Expense excluding Insurance.............................   $          1.82   $         2.29
      Less: Annual Premium on Portfolio Insurance....................................   $            --   $           --
      Estimated Net Annual Interest Income per Unit..................................   $         48.12   $        45.50
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income...........................................   $         48.12   $        45.50
      Divided by 12..................................................................   $          4.01   $         3.79
Estimated Daily Rate of Net Interest Accrual per Unit................................   $           .13367$       .12640
Estimated Current Return Based on Public Offering Price (2)..........................              4.60%            4.40%
Estimated Long-Term Return (2).......................................................              4.44%            4.21%

--------------------------------------------------------------------------------

   (1) Plus accrued interest to the date of settlement (three business days after purchase) of $.80 and $.76 for the IM-IT and Ohio IM-IT Trusts, respectively.

   (2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

   (3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

   (4) Notwithstanding anything to the contrary in Prospectus Part II, the Supervisor is Van Kampen Asset Management.



             Summary of Essential Financial Information (continued)

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution...........  $1.00 per Unit
Date of Deposit..........................  July 3, 2002
Supervisor's Annual Supervisory Fee......  Maximum of $.25 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee.......  Maximum of $.15 per Unit

   Record and Computation Dates............. TENTH day of the month as follows:
monthly - each month; semi-annual - June and December for the IM-IT Trust and January and July for the Ohio IM-IT Trust.

   Distribution Dates....................... TWENTY-FIFTH day of the month as follows: monthly - each month; semi-annual - June and December for the IM-IT Trust and January and July for the Ohio IM-IT Trust.

   Trustee's Annual Fee..................... $.91 and $.51 per $1,000 principal amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans.



                                    PORTFOLIO

   As of June 30, 2004, the Insured Municipals Income Trust, Series 448 consists of 10 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Airport, 1
(6%); General Obligation, 1 (11%); Higher Education, 1 (8%); Public Building, 3
(33%) and Transportation, 4 (42%). The portfolio consists of 10 Bond issues in 6 states. See "Portfolio" herein.

                              PER UNIT INFORMATION

                                                                                             2003 (1)         2004
                                                                                          ------------   ------------
Net asset value per Unit at beginning of period.........................................  $      951.00  $    1,024.27
                                                                                          ============   ============
Net asset value per Unit at end of period...............................................  $    1,024.27  $      964.55
                                                                                          ============   ============
Distributions to Unitholders of investment income including accrued interest paid
   on Units redeemed (average Units outstanding for entire period) (2)..................  $       44.14  $       48.10
                                                                                          ============   ============
Distributions to Unitholders from Bond redemption proceeds (average Units
   outstanding for entire period).......................................................  $          --  $          --
                                                                                          ============   ============
Unrealized appreciation (depreciation) of Bonds (per Unit outstanding at
   end of period).......................................................................  $       70.29  $     (60.15)
                                                                                          ============   ============
Distributions of investment income by frequency of payment (2)
      Monthly...........................................................................  $       44.08  $       47.98
      Semiannual........................................................................  $       44.49  $       48.45
Units outstanding at end of period......................................................         12,331         12,190

--------------------------------------------------------------------------------

   (1) For the period from July 3, 2002 (date of deposit) through June 30, 2003.

   (2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.


                                    PORTFOLIO

   As of June 30, 2004, the Ohio Insured Municipals Income Trust, Series 114 consists of 7 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Airport, 1
(17%); General Obligation, 1 (17%); General Purpose, 1 (9%); Health Care, 1
(14%); Higher Education, 1 (13%); Transportation, 1 (15%) and Water and Sewer, 1
(15%). See "Portfolio" herein.

                              PER UNIT INFORMATION

                                                                                             2003 (1)         2004
                                                                                          ------------   ------------
Net asset value per Unit at beginning of period.........................................  $      951.00  $    1,013.66
                                                                                          ============   ============
Net asset value per Unit at end of period...............................................  $    1,013.66  $      958.36
                                                                                          ============   ============
Distributions to Unitholders of investment income including accrued interest paid
   on Units redeemed (average Units outstanding for entire period) (2)..................  $       35.98  $       46.62
                                                                                          ============   ============
Distributions to Unitholders from Bond redemption proceeds (average Units
   outstanding for entire period).......................................................  $          --  $          --
                                                                                          ============   ============
Unrealized appreciation (depreciation) of Bonds (per Unit outstanding at
   end of period).......................................................................  $       53.56  $     (54.53)
                                                                                          ============   ============
Distributions of investment income by frequency of payment (2)
      Monthly...........................................................................  $       41.65  $       45.41
      Semiannual........................................................................  $       23.02  $       45.90
Units outstanding at end of period......................................................          3,025          3,013

--------------------------------------------------------------------------------

   (1) For the period from July 3, 2002 (date of deposit) through June 30, 2003.

   (2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.




             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Van Kampen Focus Portfolios, Municipal Series 386:

   We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Van Kampen Focus Portfolios, Municipal Series 386 (IM-IT and Ohio IM-IT Trusts) as of June 30, 2004, and the related statements of operations and changes in net assets for the period from July 3, 2002 (date of deposit) through June 30, 2003 and the year ended June 30, 2004. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of tax-exempt securities owned at June 30, 2004 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Portfolios, Municipal Series 386 (IM-IT and Ohio IM-IT Trusts) as of June 30, 2004, and the results of operations and changes in net assets for the period from July 3, 2002 (date of deposit) through June 30, 2003 and the year ended June 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   Chicago, Illinois
   August 20, 2004




                VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 386
                             Statements of Condition

                                  June 30, 2004

                                                                                                                Ohio
                                                                                                  IM-IT         IM-IT
                                                                                                  Trust         Trust
                                                                                               -----------  -----------
   Trust property
      Cash  ................................................................................   $        --  $        --
      Tax-exempt securities at market value, (cost $11,589,688 and $2,866,621,
           respectively) (note 1)...........................................................    11,723,158    2,864,367
      Accrued interest......................................................................       194,344       29,323
      Receivable for securities sold........................................................            --           --
                                                                                               -----------  -----------
                                                                                               $11,917,502  $ 2,893,690
                                                                                               ===========  ===========
   Liabilities and interest to Unitholders
      Cash overdraft........................................................................   $   159,623  $     6,166
      Redemptions payable...................................................................            --           --
      Interest to Unitholders...............................................................    11,757,879    2,887,524
                                                                                               -----------  -----------
                                                                                               $11,917,502  $ 2,893,690
                                                                                               ===========  ===========

                             Analyses of Net Assets

   Interest of Unitholders (12,190 and 3,013 Units, respectively of fractional undivided interest outstanding)
      Cost to original investors of 12,354 and 3,030 Units, respectively (note 1)...........   $12,354,000  $ 3,030,000
         Less initial underwriting commission (note 3)......................................       605,287      148,459
                                                                                               -----------  -----------
                                                                                                11,748,713    2,881,541
         Less redemption of Units (164 and 17 Units, respectively)..........................       166,093       16,934
                                                                                               -----------  -----------
                                                                                                11,582,620    2,864,607
      Undistributed net investment income
         Net investment income..............................................................     1,173,721      274,503
         Less distributions to Unitholders..................................................     1,135,105      249,792
                                                                                               -----------  -----------
                                                                                                    38,616       24,711
      Realized gain (loss) on Bond sale or redemption.......................................         3,173          460
      Unrealized appreciation (depreciation) of Bonds (note 2)..............................       133,470       (2,254)
      Distributions to Unitholders of Bond sale or redemption proceeds......................            --           --
                                                                                               -----------  -----------
            Net asset value to Unitholders..................................................   $11,757,879  $ 2,887,524
                                                                                               ===========  ===========
   Net asset value per Unit (Units outstanding of 12,190 and 3,013, respectively)...........   $    964.55  $    958.36
                                                                                               ===========  ===========


        The accompanying notes are an integral part of these statements.



                   INSURED MUNICIPALS INCOME TRUST, SERIES 448
                            Statements of Operations

        Period from July 3, 2002 (date of deposit) through June 30, 2003 and the year ended June 30, 2004

                                                                                                   2003         2004
                                                                                               -----------  -----------
   Investment income
      Interest income.......................................................................   $   603,289  $   613,408
      Expenses
         Trustee fees and expenses..........................................................        15,105       16,285
         Evaluator fees.....................................................................         3,981        4,376
         Insurance expense..................................................................            --           --
         Supervisory fees...................................................................         1,895        1,334
                                                                                               -----------  -----------
            Total expenses..................................................................        20,981       21,995
                                                                                               -----------  -----------
         Net investment income..............................................................       582,308      591,413
   Realized gain (loss) from Bond sale or redemption
      Proceeds..............................................................................        19,733      142,465
      Cost..................................................................................        19,323      139,702
                                                                                               -----------  -----------
         Realized gain (loss)...............................................................           410        2,763
   Net change in unrealized appreciation (depreciation) of Bonds............................       866,718     (733,248)
                                                                                               -----------  -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................   $ 1,449,436  $  (139,072)
                                                                                               ===========  ===========

                       Statements of Changes in Net Assets

        Period from July 3, 2002 (date of deposit) through June 30, 2003 and the year ended June 30, 2004

                                                                                                   2003         2004
                                                                                               -----------  -----------
   Increase (decrease) in net assets Operations:

      Net investment income.................................................................   $   582,308  $   591,413
      Realized gain (loss) on Bond sale or redemption.......................................           410        2,763
      Net change in unrealized appreciation (depreciation) of Bonds.........................       866,718     (733,248)
                                                                                               -----------  -----------
         Net increase (decrease) in net assets resulting from operations....................     1,449,436     (139,072)
   Distributions to Unitholders from:
      Net investment income.................................................................      (544,861)    (590,244)
      Bonds sale or redemption proceeds.....................................................            --           --
      Redemption of Units...................................................................       (22,965)    (143,128)
                                                                                               -----------  -----------
         Total increase (decrease)..........................................................       881,610     (872,444)
   Net asset value to Unitholders
      Beginning of period...................................................................    11,748,713   12,630,323
                                                                                               -----------  -----------
      End of period (including undistributed net investment income of $37,447
         and $38,616, respectively).........................................................   $12,630,323  $11,757,879
                                                                                               ===========  ===========


        The accompanying notes are an integral part of these statements.


                OHIO INSURED MUNICIPALS INCOME TRUST, SERIES 114
                            Statements of Operations

        Period from July 3, 2002 (date of deposit) through June 30, 2003 and the year ended June 30, 2004

                                                                                                   2003         2004
                                                                                               -----------  -----------
   Investment income
      Interest income.......................................................................   $   141,533  $   144,547
      Expenses
         Trustee fees and expenses..........................................................         3,658        5,183
         Evaluator fees.....................................................................           881        1,062
         Insurance expense..................................................................            --           --
         Supervisory fees...................................................................           465          328
                                                                                               -----------  -----------
            Total expenses..................................................................         5,004        6,573
                                                                                               -----------  -----------
         Net investment income..............................................................       136,529      137,974
   Realized gain (loss) from Bond sale or redemption
      Proceeds..............................................................................            --       15,380
      Cost..................................................................................            --       14,920
                                                                                               -----------  -----------
         Realized gain (loss)...............................................................            --          460
   Net change in unrealized appreciation (depreciation) of Bonds............................       162,033     (164,287)
                                                                                               -----------  -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................   $   298,562  $   (25,853)
                                                                                               ===========  ===========

                       Statements of Changes in Net Assets

        Period from July 3, 2002 (date of deposit) through June 30, 2003 and the year ended June 30, 2004

                                                                                                   2003         2004
                                                                                               -----------  -----------
   Increase (decrease) in net assets Operations:
      Net investment income.................................................................   $   136,529  $   137,974
      Realized gain (loss) on Bond sale or redemption.......................................            --          460
      Net change in unrealized appreciation (depreciation) of Bonds.........................       162,033     (164,287)
                                                                                               -----------  -----------
         Net increase (decrease) in net assets resulting from operations....................       298,562      (25,853)
   Distributions to Unitholders from:
      Net investment income.................................................................      (108,945)    (140,847)
      Bonds sale or redemption proceeds.....................................................            --           --
      Redemption of Units...................................................................        (4,843)     (12,091)
                                                                                               -----------  -----------
         Total increase (decrease)..........................................................       184,774     (178,791)
   Net asset value to Unitholders
      Beginning of period...................................................................     2,881,541    3,066,315
                                                                                               -----------  -----------
      End of period (including undistributed net investment income of $27,584
         and $24,711, respectively).........................................................   $ 3,066,315  $ 2,887,524
                                                                                               ===========  ===========


        The accompanying notes are an integral part of these statements.




VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 386
INSURED MUNICIPALS INCOME TRUST                                                            PORTFOLIO as of June 30, 2004
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $   1,390,000  Washington, Central Puget Sound Regional Transit Authority,
                         Sales Tax and Motor Vehicle Excise Tax Revenue Bonds,
                         Series 1999 (FGIC Insured)                                       2009 @ 101
                         4.750% Due 02/01/28                                     AAA      2022 @ 100 S.F. $  1,308,727
-----------------------------------------------------------------------------------------------------------------------
   B         1,000,000  Washington D.C., Convention Center Authority, Dedicated Tax
                         Revenue Bonds, Senior Lien, Series 1998 (AMBAC
                         Assurance Insured)                                               2008 @ 100
                         4.750% Due 10/01/28                                     AAA      2022 @ 100 S.F.      935,040
-----------------------------------------------------------------------------------------------------------------------
   C           980,000  District of Columbia, Revenue Bonds (Gonzaga College Issue)
                         FSA Insured                                                      2012 @ 101
                         5.250% Due 07/01/32                                     AAA      2023 @ 100 S.F.      983,783
-----------------------------------------------------------------------------------------------------------------------
   D         1,250,000  Massachusetts, State Turnpike Authority, Highway System
                         Revenue Bonds, Subordinate Series A (AMBAC
                         Assurance Insured)                                               2009 @ 101
                         4.750% Due 01/01/34                                     AAA      2030 @ 100 S.F.    1,172,775
-----------------------------------------------------------------------------------------------------------------------
   E           750,000  Chicago, Illinois (Midway Airport) Revenue Bonds, Series B
                         (MBIA Insured)                                                   2009 @ 101
                         5.000% Due 01/01/35                                     AAA      2032 @ 100 S.F.      726,172
-----------------------------------------------------------------------------------------------------------------------
   F         1,135,000  Las Vegas, Nevada, Director, Department of Business &
                         Industry, Monorail Project, Revenue Bonds, First Tier
                         (AMBAC Assurance Insured)                                        2010 @ 100
                         5.375% Due 01/01/40                                     AAA      2035 @ 100 S.F.    1,152,524
-----------------------------------------------------------------------------------------------------------------------
   G         1,500,000  Harris County, Houston, Texas, Sports Authority, Special
                         Revenue Refunding Bonds, Junior Lien Series B
                         (MBIA Insured)                                                   2011 @ 100
                         5.250% Due 11/15/40                                     AAA      2031 @ 100 S.F.    1,490,745
-----------------------------------------------------------------------------------------------------------------------
   H         1,250,000  Chicago, Illinois, General Obligation Bonds, Neighborhoods
                         Alive 21 Program (FGIC Insured)                                  2011 @ 100
                         5.000% Due 01/01/41                                     AAA      2037 @ 100 S.F.    1,195,550
-----------------------------------------------------------------------------------------------------------------------
   I         1,250,000  Reno, Nevada, Senior Lien Revenue Bonds, Transportation

                         Project (AMBAC Assurance Insured)                                2012 @ 100
                         5.250% Due 06/01/41                                     AAA      2038 @ 100 S.F.    1,250,750
-----------------------------------------------------------------------------------------------------------------------
   J         1,505,000  Metropolitan Pier & Exposition Authority, Illinois, Dedicated
                         State Tax Revenue Bonds, McCormick Place Expansion,
                         Series A (MBIA Insured)                                          2012 @ 101
                         5.250% Due 06/15/42                                     AAA      2041 @ 100 S.F.    1,507,092
         -------------                                                                                    -------------
         $  12,010,000                                                                                    $ 11,723,158
         =============                                                                                    =============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.


VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 386
OHIO INSURED MUNICIPALS INCOME TRUST                                                       PORTFOLIO as of June 30, 2004
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     450,000  Ohio, State Turnpike Authority, Community Turnpike Revenue
                         Bonds, Series B (FGIC Insured)                                   2008 @ 101
                         4.500% Due 02/15/24                                     AAA      2019 @ 100 S.F. $    422,051
----------------------------------------------------------------------------------------------------------------------
   B           450,000  Hamilton County, Ohio, Sewer System Revenue Bonds,
                         Refunding & Improvement, Series A (MBIA Insured)                 2011 @ 100
                         4.750% Due 12/01/26                                     AAA      2022 @ 100 S.F.      429,318
----------------------------------------------------------------------------------------------------------------------
   C           485,000  Monroe, Ohio, Local School District, School Improvement
                         General Obligation Bonds (AMBAC Assurance Insured)               2012 @ 100
                         5.000% Due 12/01/29                                    Aaa*      2024 @ 100 S.F.      479,476
----------------------------------------------------------------------------------------------------------------------
   D           500,000  Cleveland, Ohio, Airport System Revenue Bonds, Series A
                         (FSA Insured)                                                    2010 @ 101
                         5.000% Due 01/01/31                                     AAA      2023 @ 100 S.F.      490,640
----------------------------------------------------------------------------------------------------------------------
   E           375,000  University of Cincinnati, Ohio, General Receipts, Revenue
                         Bonds, Series A (FGIC Insured)                                   2011 @ 101
                         5.000% Due 06/01/31                                     AAA      2025 @ 100 S.F.      370,069
----------------------------------------------------------------------------------------------------------------------
   F           425,000  Akron, Ohio, Bath and Copley Joint Township Hospital District,
                         Hospital Improvement Revenue Bonds, Series 2001
                         (Children's Hospital Medical Center of Akron)
                         FSA Insured                                                      2011 @ 101
                         5.000% Due 11/15/31                                    Aaa*      2023 @ 100 S.F.      419,976
----------------------------------------------------------------------------------------------------------------------
   G           250,000  Hamilton County, Ohio, Sales Tax Revenue Bonds, Subordinate
                         Series B (AMBAC Assurance Insured)                               2010 @ 100
                         5.250% Due 12/01/32                                    Aaa*      2029 @ 100 S.F.      252,837
         -------------                                                                                    ------------
         $   2,935,000                                                                                    $  2,864,367
         =============                                                                                    ============

----------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.



                VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 386
                          Notes to Financial Statements

                             June 30, 2003 and 2004

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Bonds
(1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to each of the Trusts (IM-IT and Ohio IM-IT) was based on the determination by J.J. Kenny Co. of the offering prices of the Bonds on the date of deposit (July 3, 2002). Since the valuation is based upon the bid prices, such Trusts (IM-IT and Ohio IM-IT) recognized downward adjustments of $121,360 and $21,126, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for each Trust for the period ended June 30, 2003.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the IM-IT and Ohio IM-IT Trusts has been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer. Insurance expense for the period reflects adjustments for redeemed or sold Bonds.

NOTE 2 - PORTFOLIO (continued)
   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at June 30, 2004 is as follows:

                                                        Ohio
                                      IM-IT             IM-IT
                                      Trust             Trust
                                   --------------    --------------
   Unrealized Appreciation         $   133,470       $     4,780
   Unrealized Depreciation                  --           (7,034)
                                   --------------    --------------
                                   $   133,470       $   (2,254)
                                   ==============    ==============

NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   Units were presented for redemption as follows:

                                           Period ended      Year ended
                                             June 30,         June 30,
                                               2003             2004
                                          --------------   --------------
   IM-IT Trust                                  23               141
   Ohio IM-IT Trust                              5               12





                                                                       CMSPRO386



                             Van Kampen Investments

                               Prospectus Part II

                                 September 2004

                         Insured Municipals Income Trust
                       Investors' Quality Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                             Van Kampen Unit Trusts,
                                Municipal Series

                   A convenient way to invest in a diversified
                     portfolio of tax-exempt municipal bonds

                       This prospectus contains two parts.

 No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

       You should read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved of the Trust Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.



THE TRUSTS
--------------------------------------------------------------------------------

     The Fund. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series or Van Kampen Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Van Kampen Investment Advisory Corp., as Supervisor, and The Bank of New York, as Trustee, or their predecessors. Effective April 26, 2001, American Portfolio Evaluation Services, a division of Van Kampen Investment
Advisory Corp., resigned as Evaluator and Standard & Poor's Securities Evaluations, Inc. (then known as J.J. Kenny Co., Inc.) was appointed successor Evaluator for all Trusts in existence at that time. Van Kampen Investment Advisory Corp. continues to provide portfolio surveillance services to each Trust as Supervisor.

         The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the bond issuers, the interest earned on the bonds is exempt to the extent indicated herein from state and local taxes. Further, in the opinion of bond counsel to the respective issuers, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMTTrust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMTTrust may be appropriate only for investors who are not subject to the alternative minimum tax. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts".

         On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

         The portfolio of any IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for bonds in any IM-IT Laddered Series, IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, Strategic Municipal Trust Intermediate Series, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 10 to 30 years, 12 to 15 years, 5 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

         Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

         Objectives and Bond Selection. The objectives of a Trust are income exempt from Federal income taxation and, in the case of a State Trust, Federal and state income taxation and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

         In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) either the Standard & Poor's rating of the bonds was not less than "BBB-" ("A-" for Quality Trusts), or the Moody's Investors Service, Inc. ("Moody's") rating of the bonds was not less than "Baa3" ("A3" for the Quality Trusts), including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the diversification of bonds as to purpose of issue and location of issuer and (d) with respect to the Insured Trusts, the availability and cost of insurance. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Fund Administration--Portfolio Administration"). In particular, the ratings of the bonds in an Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

     The Bonds. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

     General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

     Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

     Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

     Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

     Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

     Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

     Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

     Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

     Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

     Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

     Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

     Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

     Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

     Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

     Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

     Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

     Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

     Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

     Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

     More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

     Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

         Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor own this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

         "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until the Sponsor delivers the bond to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase Units even though your Trust has not yet received them.

         Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

         Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

     Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

     Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

     Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay.

     Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

     Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

     Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

     Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

     Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer's authority to issue or make payments on bonds.

     No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

         The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

         General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

         The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life (ELTR Life) of a Trust's portfolio:


            ELTR Life       Sales Charge         ELTR Life          Sales Charge         ELTR Life          Sales Charge
       ------------------  --------------   -------------------   --------------    -------------------   --------------
        1                       1.010%      8                         3.627%        15                        5.042%
        2                       1.523       9                         4.167         16                        5.152
        3                       2.041      10                         4.384         17                        5.263
        4                       2.302      11                         4.603         18                        5.374
        5                       2.564      12                         4.712         19                        5.485
        6                       2.828      13                         4.822         20                        5.597
        7                       3.093      14                         4.932   21 to 30                        5.708

         For purposes of computation of the estimated long-term return life, bonds will be deemed to mature on their expressed maturity dates unless: (a) the bonds have been called for redemption or are subject to redemption at an earlier call date, in which case this call date will be deemed to be the maturity date; or (b) the bonds are subject to a "mandatory tender", in which case the mandatory tender will be deemed to be the maturity date. The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds. Expressed as a percent of the Public Offering Price, the sales charge on a Trust consisting entirely of bonds with 15 years to maturity would be 4.80%. The sales charges in the table above do not apply to IM-IT Discount Trusts. The applicable secondary market sales charges for an IM-IT Discount Trust are set forth in the applicable Prospectus Part I.

         Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. It is your financial professional's responsibility to alert the Sponsor of this discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for this discount to be eligible for a reduced sales charge.

     Reducing Your Sales Charge. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge.

     Fee Accounts. A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the sales charge that is retained by the Sponsor. Please refer to the section called "Fee Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed ("Fee Accounts"). The Sponsor reserves the right to limit or deny purchases of Units described in this paragraph by investors or selling firms whose frequent trading activity is determined to be detrimental to a Trust.

     Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession.

         Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus
Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to average approximately 0.5%-1% more than the bid price.

         The aggregate price of the bonds is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

         The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

         A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

         Accrued Interest

         Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is added to the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

         The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

         Purchased and Accrued Interest. Added to the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest only. References to "accrued interest" in this prospectus include both Purchased Interest and accrued interest as described in this section.

         Purchased Interest - Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in this Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

         Accrued Interest - Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

         Accrued Interest. Accrued interest is added to the Public Offering Price for all Trusts not listed above. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest as described in this paragraph to the settlement date is added to the Public Offering Price of Units for all Trusts not mentioned above. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

         Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

         Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

         Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

         Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

         Distributions of Interest and Principal. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. The distribution options applicable to a Trust are described in Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

         Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

         Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

         Reinvestment Option. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from Van Kampen Funds Inc. at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

         After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Planned Reinvestment Option
(PRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new PRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Unitholders of New York Trusts who are New York residents may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

         Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

         Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

         The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in an Insured Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

         The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

         Units. Ownership of Units is evidenced in book-entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

         Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent certified public accountants and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

         Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

         The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event
(a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from the Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

         Because the bonds are insured by Portfolio Insurers or Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. This rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings" in the Information Supplement. This rating should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trust or of the Units.

         Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

         The Sponsor. Van Kampen Funds Inc. is the Sponsor of the Trusts. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $89 billion under management or supervision as of June 30, 2004. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. As of November 30, 2003, the total stockholders' equity of Van Kampen Funds Inc. was $175,086,426 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

         Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

         Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

         Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

         Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in the Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

         Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

         Limitation on Liabilities. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

         Assets of the Trusts. Each Trust will hold various debt obligations (the "Bonds") of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

         Trust Status. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the assets of your trust, and as such you will be considered to have received a pro rata share of income (e.g., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

         Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to a Trust for State tax matters have made any special review for a Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. Except as otherwise noted in Prospectus Part I for certain Trusts, the Trusts do not include any such bonds.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

         Your Tax Basis and Income or Loss Upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

     Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transaction rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003. For periods not covered by these reduced rates under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         Discount, Accrued Interest and Premium on Debt Obligations. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

         Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

         Exchanges. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

         Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

         In the opinion of special counsel to the Trusts for New York tax matters, under existing law, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

         Except as noted herein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

         Arizona Risk Factors. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions to the effect that the interest on the Possession Bonds is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of counsel to the Sponsor, under existing law:

         For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

         For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

         To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

         Interest on the Possession Bonds which is excludable from gross income for federal tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Arizona Trust will be exempt from Arizona income taxation and therefore will not be includible in the income of the Unitholders for income tax purposes when distributed by the Arizona Trust and received by the Unitholders.

         Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of Bond discount or amortization of premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

         Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

         Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Arkansas Risk Factors. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. During the past several decades, Arkansas's economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a major component of Arkansas's economy, but total income from this sector continues to decrease.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Arkansas currently maintains a "AA" and "Aa2" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Arkansas Trust, Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that:

     The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation; Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

         Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

         Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

         California Risk Factors. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds of the State are rated "BBB" by Standard and Poor's and "Baa1" by Moody's. Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. We have examined the income tax laws of the State of California to determine its applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded from gross income for federal income tax purposes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although Chapman and Cutler LLP expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

         Based upon the foregoing, and upon an investigation of such matters of law as we considered to be applicable, we are of the opinion that, under existing provisions of the law of the State of California as of the date hereof:

         1. The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.

         2. Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

         3. Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

         4. Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

         This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of the California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Colorado Risk Factors. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Colorado Trust, counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

         The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although counsel to the Fund expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the State that is applicable to individuals and corporations (the"State Income Tax").

         It is assumed that, at the respective times of issuance of the Bonds:
(i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the State Income Tax (the "State Income Tax") and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Possession Bonds is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Colorado.

         In the opinion of counsel to the Fund, under existing Colorado law:

         1. Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

         2. With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

         (i) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have if the Colorado Unitholder directly owned the assets of the Colorado Trust;

         (ii) Interest on Bonds that would not be includible in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

         (iii) To the extent that interest income derived from the Colorado Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxation pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax.

         (iv) Any proceeds paid under an insurance policy or policies. if any, issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         (v) Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

         (vi) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

         (vii) If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

         Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

         Counsel to the Fund has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Connecticut Risk Factors. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information" .

         Tax Status. At the time of the closing for each Connecticut Trust, special counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:

         The assets of the Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds"); the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trust for Connecticut tax matters believe that such interest will be so exempt. Interest on other Bonds in the Trust, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

         In the opinion of Day, Berry & Howard LLP, special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of Chapman and Cutler LLP regarding Federal income tax matters, in summary under existing Connecticut law:

     The Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut;

         Interest income of the Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond"), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"), when any such interest is received by the Trust or distributed by it to such a Unitholder;

         Insurance proceeds received by the Trust representing maturing interest on defaulted Bonds held by the Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Trust by the issuer of such Bonds;

         Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by the Trust or upon the redemption, sale, or other disposition of a Unit of the Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Trust held by him;

         The portion of any interest income or capital gain of the Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includible in the gross income of such Unitholder for purposes of such tax; and

         An interest in a Unit of the Trust that is owned by or attributable to a Connecticut resident at the time of his death is includible in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

         Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

         Florida Risk Factors. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa2 and AA+ from Moody's and Standard & Poor's, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue resource from which such series derives funds for repayment.

         Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Florida Trust, Counsel to each Florida Trust for Florida tax matters rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

         The Bonds were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Bonds were exempt from the Florida intangibles tax. Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida IM-IT Trust and have assumed the correctness as of the date of deposit of the opinions of bond counsel and that the Bonds are and will continue to be exemptg from such taxes. It is assumed for purposes of the opinion below the Bonds constitute debt for Federal income tax purposes.

         "Non-Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

         In the opinion of Chapman and Cutler LLP, counsel to the Sponsor, in summary under existing law:

         For Florida state income tax purposes, the Florida IM-IT Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida IM-IT Trust. Any amounts paid to the Florida IM-IT Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida IM-IT Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220, Florida Statutes or is otherwise allocable to Florida under Chapter
220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220, Florida Statutes and if such income is otherwise allocable to Florida under Chapter 220, Florida Statutes.

         Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code of 1986, as amended.

         Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Georgia Risk Factors. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds of the State are rated "AAA" by Standard & Poor's and "Aaa" by Moody's. Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Georgia Trust, Special Counsel to the Fund for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

         The assets of the Georgia IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Georgia IM-IT Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Georgia IM-IT Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of Chapman and Cutler LLP, counsel to the Sponsor, in summary under existing Georgia law:

         (1) For Georgia income tax purposes, the Georgia IM-IT Trust is not an association taxable as a corporation, and the income of the Georgia IM-IT Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia IM-IT Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as a tax-exempt interest when distributed by the Georgia IM-IT Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Georgia IM-IT Trust will be exempt from Georgia income taxation and therefore will not be includible in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia IM-IT Trust and received by the Unitholders.

         (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia IM-IT Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (3) Amounts paid under an insurance policy or policies issued to the Georgia IM-IT Trust, if any, with respect to the Bonds in the Georgia IM-IT Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Kansas Risk Factors. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Kansas Trust, Special Counsel to each Kansas Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended, substantially to the effect that:

     The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes;

         Each Unitholder of the Kansas Trust will be treated as the owner of a pro rata portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

         Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

         Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

         Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

         Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

         Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

         No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Kentucky Risk Factors. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Kentucky Trust, the respective counsel to the Kentucky Trusts for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:

         The assets of the Kentucky Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds") (collectively, the "Bonds").

         Although we express no opinion herein regarding such matters, we have assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky State Income Tax"); and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor nor its counsel has made any review of the proceedings relating to the issuance of the Bonds or of the bases for the opinions, if any, rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Kentucky.

         In the opinion of Chapman and Cutler LLP, counsel to the Sponsor, under existing Kentucky income tax law as of the date of this prospectus and based upon the assumptions above:

         (i) The Kentucky Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Trust, and the income of such portion of the Kentucky Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;

         (ii) For Kentucky State Income Tax purposes, interest on the Bonds which is excludable from Federal gross income and which is also exempt from taxation under the Kentucky State Income Tax when received by the Kentucky Trust, and which would be excludable from Federal gross income and also exempt from Kentucky State Income Tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Kentucky Trust and distributed to the Unitholders.

         (iii) Each Kentucky Unitholder of the Kentucky Trust will recognize gain or loss for Kentucky State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Kentucky Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (iv) Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky State Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (v) State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Kentucky Trust, the interest on which is exempt from State income taxes.

         (vi) Units of the Kentucky Trust, but only to the extent the same represent an ownership in obligations issued by or on behalf of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is excludable from gross income for federal and Kentucky State Income Tax purposes will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

         (vii) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky State Income Tax purposes if, and to the same extent as, such interest would have not been subject to Kentucky State Income Tax purposes if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Chapman and Cutler LLP expresses no opinion with respect to taxation under any other provision of Kentucky law. Ownership of the Units may result in collateral Kentucky tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Louisiana Risk Factors. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State maintains a bond rating of A+, A1 and A+ from Moody's, Standard &
Poor's  and  Fitch  IBCA,  Inc.  (formerly  Fitch  Investors   Service,   L.P.),
respectively, on its general obligation indebtedness.

         Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Louisiana Trust, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

         (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

         (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

         (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includible in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

         (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

         As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

         In rendering the opinions expressed above, counsel has relied upon the opinion of Counsel to the Sponsor that the Louisiana Trust is not an association taxable as corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

         Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana Tax Status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future federal or state tax legislation.

         Maine Risk Factors. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State of Maine currently maintains a "AA", "Aa2" and "AA+" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), respectively, on its general obligation indebtedness.

         Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Maine Trust, special counsel to the Fund for Maine tax matters rendered an opinion under then existing Maine income tax law applicable to taxpayers whose income is subject to Maine income taxation substantially to the effect that:

         The assets of the Maine Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") imposed under the Maine Income Tax or in the case of corporations, a surcharge ("Maine Corporate Income Tax Surcharge") enacted in 1991 and scheduled to apply to tax years beginning in 1991 and 1992. The opinion set forth below does not address the taxation of persons other than full time residents of Maine.

         In the opinion of Chapman and Cutler LLP, Special Counsel to the Fund for Maine tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) the Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

         (2) Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;

         (3) to the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

         (4) each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes; and

         (5) the Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

         Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's Federal taxable income and therefore will be taxable. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Maine law. Ownership of the Units may result in collateral Maine tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such consequences.

         Maryland Risk Factors. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Maryland currently maintains a "AAA" and "Aaa" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness.

         Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. In the opinion of special counsel to the Trust for Maryland tax matters, in summary under existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation:

         In the opinion of special counsel to the Trust for Maryland tax matters, in summary under existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation:

         (1) For Maryland State and local income tax purposes, the Maryland Quality Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland state and local income taxation.

         (2) To the extent that interest and accrued original issue discount derived from the Maryland Quality Trust by a Unitholder with respect to the bonds in the Trust is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland Franchise Tax.

         (3) In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Maryland Quality Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

         (4) Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the taxable base of Unitholders for Maryland state and local income taxation purposes. However, Maryland defines the taxable net income of individuals as federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in federal adjusted gross income or federal taxable income, as the case may be, which is realized from the disposition of obligations issued by the State of Maryland or its political subdivisions by the Maryland Quality Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland state or local income tax with respect to gain realized upon the disposition of obligations issued by the State of Maryland and its political subdivisions by the Maryland Quality Trust. Profit realized by a "financial institution" from the sale or exchange of bonds will be subject to the Maryland Franchise Tax.

         These opinions relate only to the treatment of the Maryland Quality Trust and the Units under the Maryland state and local income tax laws and Maryland franchise tax laws. Unitholders should consult tax counsel as to other Maryland tax consequences not specifically considered in these opinions. For example, no opinion is expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

         Massachusetts Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         The Commonwealth of Massachusetts currently maintains a "AA-" and "Aa2" bond rating from Standard and Poor's and Moody's, respectively, on its general obligation indebtedness (confirmed on September 24, 2003).

         Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Massachusetts Trust, Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund, under existing Massachusetts law:

         (1) For Massachusetts income tax purposes, the Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

         (2) The Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will not, therefore, be subject to Massachusetts income tax.

         (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by United States territories or possessions ("Bonds").

         (4) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions are derived from proceeds of insurance obtained by the Trust or by the Sponsor or by the issuer or underwriter of an Bond held by the Trust that represent maturing interest on defaulted Bonds held by the Trust, if, and to the same extent that, such earnings or distributions would have been excludable from their gross income if derived from interest paid by the issuer of the defaulted Bond.

         (5) The Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be included pro rata as capital gains and/or losses in the gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

         (6) Gains or losses realized on sales or redemptions of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includible in their Massachusetts gross income. In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, be required to adjust the tax basis for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Massachusetts Unitholders pay for their Units, and for amortization of premiums, if any, on the Bonds held by the Trust.

         (7) The Units of the Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includible in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

         Michigan Risk Factors. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds of the state were rated "Aa1" by Moody's, "AA+" by Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), and "AA+" by Standard & Poor's as of May, 2003.

         Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. In the opinion of special counsel to the Trust for Michigan tax matters, in summary under existing Michigan law, the Michigan IM-IT Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler LLP as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan IM-IT Trust and the Unitholders.

         In the opinion of special counsel to the Trust for Michigan tax matters, in summary under existing Michigan law, the Michigan IM-IT Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler LLP as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan IM-IT Trust and the Unitholders.

         Under the income tax laws of the State of Michigan, the Michigan IM-IT Trust is not an association taxable as a corporation; the income of the Michigan IM-IT Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan IM-IT Trust. Interest on the underlying bonds which is exempt from tax under these laws when received by Michigan IM-IT Trust will retain its status as tax exempt interest to the Unitholders.

         For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of bond interest when it is received by the Michigan IM-IT Trust, and each Unitholder will have a taxable event when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

         The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

         The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by the Michigan IM-IT Trust on the underlying bonds and any amount distributed from the Michigan IM-IT Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan IM-IT Trust or the Unitholders. If the Michigan IM-IT Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law. The Single Business Tax is being phased-out, with total repeal after December 31, 2009.

         Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

         As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan IM-IT Trust disposes of a bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

         Minnesota Risk Factors. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Minnesota currently maintains a "AAA" bond rating from Standard & Poor's and Aa1 from Moody's on its general obligation indebtedness.

         Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

         We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds" and, collectively with the Minnesota Bonds, the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on the Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

         In the opinion of Chapman and Cutler LLP, Counsel to the Sponsor, under existing Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:

         (1) The Minnesota Trust is not an association taxable as a corporation;

         (2) Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

         (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

         (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

         (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds would be excludible from gross income for federal income tax purposes and would be exempt from state and local taxation pursuant to federal law if the Unitholder directly owned the Possession Bonds, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

         We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Missouri Risk Factors. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds to the State are rated "AAA" by Standard and Poor's and "Aaa" by Moody's. Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Missouri Trust, Special Counsel to each Missouri Trust for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

         The assets of the Missouri IM-IT Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri IM-IT Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Missouri IM-IT Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

         In the opinion of Chapman and Cutler LLP, counsel to the Sponsor, in summary under existing law:

         (1) The Missouri IM-IT Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri IM-IT Trust will be treated as the owner of a pro rata portion of the Missouri IM-IT Trust and the income of such portion of the Missouri IM-IT Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri IM-IT Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri IM-IT Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (3) Each Unitholder of the Missouri IM-IT Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Missouri IM-IT Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludible if paid by the issuer of such Bonds held by the Missouri IM-IT Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri IM-IT Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

         (6) The Missouri IM-IT Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri IM-IT Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Nebraska Risk Factors. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Nebraska Trust, Special Counsel to each Nebraska Trust for Nebraska tax matters rendered an opinion under then existing Nebraska income tax law applicable to taxpayers whose income is subject to Nebraska income taxation substantially to the effect that:

         The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by
Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

         In the opinion of Chapman and Cutler LLP, Counsel to the Sponsor, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1) The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and Nebraska Minimum Tax purposes;

         (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

         (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

         (4) To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

         (5) Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such Tax; and

         (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

         We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Nebraska law. Ownership of the Units may result in collateral Nebraska tax consequences to certain taxpayers. Prospective investors should consult their own tax advisors as to the applicability of any such collateral consequences.

         New Jersey Risk Factors. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds to the State are rated "AA+" by Standard and Poor's and "Aa2" by Moody's. Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

     Tax Status. In the opinion of special counsel to the Trust for New Jersey tax matters, in summary under existing law:

     (1) The New Jersey IM-IT Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey IM-IT Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

     (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey IM-IT Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey IM-IT Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey IM-IT Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         (4) Units of the New Jersey IM-IT Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the bonds in the New Jersey IM-IT Trust which is allocable to such corporation will be includible in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the bonds by the New Jersey IM-IT Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

         New Mexico Risk Factors. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1 and AA+ from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness (confirmed on September, 2004).

         Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each New Mexico Trust, Special Counsel to the Fund for New Mexico tax matters rendered an opinion under then existing New Mexico income tax law applicable to taxpayers whose income is subject to New Mexico income taxation substantially to the effect that:

         The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by the Commonwealth of Puerto Rico, Guam, or the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

         In the opinion of Chapman and Cutler LLP, Special Counsel to the Fund for New Mexico tax matters, under existing law as of the date of this Prospectus and based upon the assumptions set forth above:

         (1) The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

         (2) Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

         (3) To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

         (4) Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

         (5) The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provisions of New Mexico law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. Investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

         New York Risk Factors. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which, due to the terrorist attacks on the World Trade Center on September 11, 2001, has been weakened. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         The State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds of the State are rated "AA" by Standard and Poor's and "A2" by Moody's. Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. In the opinion of special counsel to the Trust for New York tax matters, in summary under existing New York law, the New York IM-IT Trust is not an association taxable as a corporation and the income of the New York IM-IT Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof or of the Government of Puerto Rico or a political subdivision thereof or of the Government of Guam or its authorities, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

         North Carolina Risk Factors. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of North Carolina currently maintains a "AAA" bond rating from Standard & Poor's on its general obligation indebtedness.

         Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. The portfolio of the North Carolina Quality Trust consists of bonds issued by the State of North Carolina or municipalities, authorities or political subdivisions thereof (the "North Carolina Bonds") or by territories or possessions of the United States. We have assumed for the purposes of this opinion that the issuers of bonds other than North Carolina Bonds will be limited to the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam, or their respective public authorities (collectively, the "Possession Bonds") (the North Carolina Bonds and the Possession Bonds are sometimes referred to herein as the "Bonds").

         In the opinion of special counsel to the Fund for North Carolina tax matters, in summary under existing North Carolina law, upon the establishing of the North Carolina Quality Trust and the Units thereunder:

         (1) The North Carolina Quality Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Quality Trust will be deemed to be income of the Unitholders.

         (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Quality Trust will retain its tax-exempt status when received by the Unitholders.

         (3) Unitholders will realize a taxable event when the North Carolina Quality Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Quality Trust will retain its tax-exempt status in the hands of the Unitholders.

         (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

     The opinion of special counsel is based, in part, on the opinion of Chapman and Cutler LLP regarding Federal tax status.

     Ohio Risk Factors. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         In the opinion of Squire, Sanders & Dempsey L.L.P., special counsel to the Trust for Ohio tax matters, assuming the Ohio IM-IT continues to qualify as a grantor trust under Section 676(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that at all times at least fifty percent (50%) of the total assets of the Ohio IM-IT will consist of interest-bearing Obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions under existing law:

         (1) The Ohio IM-IT Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district or municipal income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2) Distributions with respect to Units of the Ohio IM-IT Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4) Distributions properly attributable to interest on obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio IM-IT Trust the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (5) Distributions properly attributable to proceeds of insurance paid to the Ohio IM-IT Trust that represent maturing or matured interest on defaulted obligations held by the Ohio IM-IT Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio IM-IT Trust of Ohio Obligations, including distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

         Oklahoma Risk Factors. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical and there is no assurance that Oklahoma's current expansionary phase will continue.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa3, AA and AA from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness.

         Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Oklahoma Trust, Special Counsel to the Fund for Oklahoma tax matters rendered an opinion under then existing Oklahoma income tax law applicable to taxpayers whose income is subject to Oklahoma income taxation substantially to the effect that:

         The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Oklahoma Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). See "Portfolio" which indicates by footnote which Oklahoma Bonds are Oklahoma Tax-Exempt Bonds (all other Oklahoma Bonds included in the portfolio are Oklahoma Taxable Bonds).

         Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Oklahoma Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds and the Possession Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Oklahoma Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Oklahoma.

         In the opinion of Special Counsel to the Fund for Oklahoma tax matters, under existing laws as of the date of this Prospectus and based upon the assumptions set forth above:

         (1) For Oklahoma State Income Tax purposes, the Oklahoma Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Oklahoma Trust and the income of such portion of the Oklahoma Trust will be treated as the income of the Unitholder.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Oklahoma Trust.

         (3) To the extent that interest paid and original issue discount, if any, derived from the Oklahoma Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

         (4) Each Unitholder of the Oklahoma Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Oklahoma Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

         (5) Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Oklahoma Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (6) The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oklahoma Trust, the interest on which is exempt from such tax if such interest is not deductible for federal income tax purposes. Special rules apply in the case of certain banks and financial institutions.

         Title 68 Section 1201 of the Oklahoma Statutes Annotated imposes a franchise tax on "corporations" and certain other organizations organized under the laws of or qualified to do or doing business in, the State of Oklahoma. Recent Oklahoma administrative guidance has indicated that a federal grantor trust (a fixed investment trust) is characterized as a business trust and thus a corporation for estate tax purposes. Accordingly, the Oklahoma Tax Commission may hold that all fixed unit investment trusts are corporations subject to the Oklahoma franchise tax. Although Chapman and Cutler LLP expresses no opinion with respect to taxation of the Oklahoma Trust for Oklahoma franchise tax purposes, there is a reasonable basis to conclude that the Oklahoma Trust is not subject to the Oklahoma franchise tax because the Trust would not be considered as "doing business" within the State. The Oklahoma franchise tax is equal to $1.25 per $1,000 of the capital used, invested or employed in the State of Oklahoma not to exceed $20,000 per year.

         Under recently enacted Oklahoma legislation, a pass-through entity must withhold income tax at a rate of five percent of the Oklahoma share of income of the entity distributed to each nonresident member. A "pass-through entity" is defined to include a trust that is not taxed as a corporation for federal income tax purposes and a "member" is defined to include a beneficiary of a trust. Special counsel has expressed no opinion as to the applicability of this provision to amounts distributed by the Oklahoma Trust.

         The scope of this opinion is expressly limited to the matters set forth herein, and we express no other opinions of law with respect to the state or local taxation of the Oklahoma Trust, the purchase, ownership or disposition of Units or the Unitholders under Oklahoma law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oklahoma Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oklahoma Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Oregon Risk Factors. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     The State maintains a bond rating of Aa3 from Moody's and AA from Standard & Poor's, on its general obligation indebtedness. Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Oregon Trust, Special Counsel to each Oregon Trust for Oregon tax matters rendered an opinion under then existing Oregon income tax law applicable to taxpayers whose income is subject to Oregon income taxation substantially to the effect that:

         The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

     In the opinion of counsel to the Sponsor, under existing Oregon law and based on the assumptions set forth above: The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

         Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

         To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

         Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for federal income tax purposes; and

         The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Oregon Law. Ownership of the Units may result in collateral Oregon tax consequences to certain tax payers.

         Counsel to the Sponsor has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Pennsylvania Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by federal funding and state legislation.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds of the Commonwealth are rated AA by Standard and Poor's and Aa2 by Moody's. Further information concerning
Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. We have examined certain laws of the State of Pennsylvania (the "State") to determine their applicability to the Pennsylvania IM-IT Trust and to the holders of Units in the Pennsylvania IM-IT Trust who are residents of the State of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and, collectively with the Pennsylvania Bonds, the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania IM-IT Trust will be made monthly.

         Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, or by the Commonwealth of Puerto Rico, as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

         In the opinion of Chapman and Cutler LLP, special counsel for the Pennsylvania IM-IT Trust for Pennsylvania tax matters, under existing Pennsylvania law as of the date of this Prospectus and based upon the assumptions set forth above:

         (1) The Pennsylvania IM-IT Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

         (2) Interest on the Bonds, net of Pennsylvania IM-IT Trust expenses, which is exempt from the Personal Income Tax and the Corporate Income Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder. Interest on the Pennsylvania Bonds which is exempt from the Philadelphia School Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder. We express no opinion with respect to the treatment of distributions from the Pennsylvania IM-IT Trust attributable to interest on the Puerto Rico bonds under the Philadelphia School Tax.

         (3) Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued before February 1, 1994.

         (4) Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania IM-IT Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania IM-IT Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

         (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania IM-IT Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Pennsylvania Bonds issued on or after February 1, 1994 or to Puerto Rico Bonds. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

         (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

         (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

         Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

         We have not examined any of the Bonds to be deposited and held in the Pennsylvania IM-IT Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal, state or local taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         South Carolina Risk Factors. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of South Carolina currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

         Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each South Carolina Trust, Special Counsel for each South Carolina Trust for South Carolina tax matters rendered an opinion under then existing South Carolina income tax law applicable to taxpayers whose income is subject to South Carolina income taxation substantially to the effect that:

     In the opinion of special counsel to the Fund for South Carolina tax matters, under existing South Carolina law: (1) By the provision of paragraph
(j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

         (2) Pursuant to the provisions of Section 12-7-430(b), as interpreted by South Carolina Revenue Ruling #91-15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Government of Puerto Rico, which is exempt from federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

         (3) The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includible in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

         (4) Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

         (5) The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

         The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170 of the South Carolina Code.

         Tennessee Risk Factors. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Tennessee currently maintains a "AA" and "Aa2" bond rating from Standard & Poor's and Moody's, respectively, on its general obligation indebtedness (confirmed on September 24, 2003).

         Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Tennessee Trust, Special Counsel to the Fund for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:

         The assets of the Tennessee Trust will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

         Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Tennessee Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Tennessee Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

         Further, this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

         Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler LLP, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

         The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

         In the opinion of Chapman and Cutler LLP, Counsel to the Sponsor, under existing Tennessee State law as of the date of this prospectus:

         For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-2005 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-2105, the Tennessee Trust will not be subject to such taxes.

         For Hall Income Tax purposes, a proportionate share of such distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

         For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

         Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Tennessee Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

         For purposes of the Tennessee Property Tax, the Tennessee Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

         No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Tennessee Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

         The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

         Neither the Sponsor or Chapman and Cutler LLP have examined any of the Bonds to be deposited and held in the Tennessee Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. It is assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Income taxes imposed and, with respect to the Puerto Rico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Puerto Rico Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Tennessee Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Texas Risk Factors. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1 and AA from Moody's and Standard & Poor's, respectively, on its general obligation indebtedness.

         Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

         (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

         (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

         (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

         (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

     The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section
11.09 of the Texas Savings and Loan Act,  Vernon's Ann. Civ. St. art.  852a); or
(iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

         Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has been issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

         Virginia Risk Factors. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         The Commonwealth of Virginia currently maintains a "triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.).

         Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Virginia Trust, Special Counsel to each Virginia Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Virginia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax") and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local taxation. The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.

         In the opinion of Chapman and Cutler LLP, special counsel to the Trust for Virginia tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

         (1)The Virginia Quality Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Quality Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

         (2)Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Virginia Quality Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

         (3)Interest on the Possession Bonds which is excludible from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includible in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

         (4)The Virginia legislature has enacted a law, effective July 1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Quality Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for federal income tax purposes.

         (5)The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Quality Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

         In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Virginia Quality Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors to the applicability of any such collateral consequences.

         West Virginia Risk Factors. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia ("West Virginia") or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the West Virginia Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

         At the time of closing for each West Virginia Trust, Special Counsel to the Fund for West Virginia tax matters rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

         (1) The West Virginia Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

         (2) Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the West Virginia Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the West Virginia Trust and distributed to such Unitholder.

         (3) For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the West Virginia Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the West Virginia Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

         (4) Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the West Virginia Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the West Virginia Trust.

         (6) The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the West Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

         We have not examined any of the Bonds to be deposited and held in the West Virginia Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of West Virginia law. Ownership of the Units may result in collateral West Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

EXPENSES
--------------------------------------------------------------------------------

     General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

     Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

     Insurance. Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

     Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         This prospectus does not contain all the information set forth in the registration statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER MATTERS
--------------------------------------------------------------------------------

         Legal Matters. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn LLP has acted as counsel to the Trustee and special counsel to the Fund for New York tax matters.

         Independent Registered Public Accounting Firm. The statement of condition and the related portfolio included in Prospectus Part I have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.



  o Contents of Prospectus Part II
    The Trusts........................................2
    Estimated Current and Long-Term Returns...........5
    Public Offering...................................5
    Rights of Unitholders.............................8
    Insurance on the Bonds in the Insured Trusts......9
    Fund Administration..............................10
    Federal Tax Status...............................12
    State Trust Risk Factors and Tax Status..........14
    Expenses.........................................41
    Additional Information...........................42
    Other Matters....................................42

  o Daily Prices
    (1)  Call our 24-Hour Pricing Line
         (800) 953-6785
    (1) Visit our Unit Trusts Internet Pricing Page http://www.vankampen.com

  o Account Questions
    (1)  Contact the Trustee
         (800) 221-7668

  o Learning More About Unit Trusts
    (1)  Contact Van Kampen
         (630) 684-6000
    (1) Visit our Unit Trusts Internet Product Page http://www.vankampen.com

  o Additional Information
    You may obtain an Information Supplement that provides more details about your trust and its policies.
    (1) Visit the SEC Internet Site
         http://www.sec.gov
    (1)  Contact the Trustee
         (800) 221-7668

                                                                      SECPRO0904

                                   Van Kampen
                                   Investments

                               Prospectus Part II

                                 September 2004

                         Insured Municipals Income Trust
                       Investors' Quality Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                             Van Kampen Unit Trusts,
                                Municipal Series



                              Van Kampen Funds Inc.

                                   Van Kampen
                                   Investments

                             Information Supplement

                         Insured Municipals Income Trust

                       Investors' Quality Tax-Exempt Trust

                  Van Kampen Focus Portfolios, Municipal Series

                    Van Kampen Unit Trusts, Municipal Series

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.

                                Table of Contents

                                                    Page

   Municipal Bond Risk Factors                        2
   Insurance on the Bonds in the Insured Trusts       6
   Portfolio Administration                          13
   Sponsor Information                               14
   Trustee Information                               14
   Termination of the Trust Agreement                15
   Description of Ratings                            16
   Arizona Risk Factors                              17
   Arkansas Risk Factors                             19
   California Risk Factors                           22
   Colorado Risk Factors                             23
   Connecticut Risk Factors                          27
   Florida Risk Factors                              32
   Georgia Risk Factors                              33
   Kansas Risk Factors                               35
   Kentucky Risk Factors                             38
   Louisiana Risk Factors                            42
   Maine Risk Factors                                45
   Maryland Risk Factors                             47
   Massachusetts Risk Factors                        49
   Michigan Risk Factors                             50
   Minnesota Risk Factors                            52
   Missouri Risk Factors                             55
   Nebraska Risk Factors                             57
   New Jersey Risk Factors                           58
   New Mexico Risk Factors                           60
   New York Risk Factors                             61
   North Carolina Risk Factors                       65
   Ohio Risk Factors                                 67
   Oklahoma Risk Factors                             77
   Oregon Risk Factors                               78
   Pennsylvania Risk Factors                         80
   Puerto Rico Risk Factors                          83
   South Carolina Risk Factors                       91
   Tennessee Risk Factors                            92
   Texas Risk Factors                                94
   Virginia Risk Factors                             97
   West Virginia Risk Factors                       101


                           Municipal Bond Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus
Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

   Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. The delivery of any such bonds may be delayed or may not occur. Interest on these bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to the Fund after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such bonds during the interval between their purchase of Units and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for Units.

   Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                  Insurance on the Bonds in the Insured Trusts

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in an Insured Trust, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus
Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such bonds until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Fund Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   Ambac Assurance Corporation ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancelable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

   Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

   Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

   Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $5,802,000,000 (unaudited) and statutory capital of approximately $3,564,000,000 (unaudited) as of September 30, 2002. Statutory capital consists of Ambac Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

   The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 West Jackson Blvd., Suite 900, Chicago, Illinois 60604. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D. C. 20549 at prescribed rates. In addition, the aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

   Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

   MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

   As of December 31, 2001, MBIA had admitted assets of $8.5 billion (audited), total liabilities of $5.6 billion (audited), and total capital and surplus of $2.9 billion (audited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. As of September 30, 2002, MBIA had admitted assets of $9.0 billion (unaudited, total liabilities of $5.9 billion (unaudited)), and total capital and surplus of $3.0 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. The address of MBIA is 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

   Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

   Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

     Moody's Investors Service rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates all new issues insured by MBIA "AAA." Fitch IBCA, Inc. rates the financial strength of MBIA "AAA".

   In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.4 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

   Financial Guaranty Insurance Company. Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of September 30, 2002, the total capital and surplus of Financial Guaranty was $1.1 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 125 Park Avenue, New York, New York 10017, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

     Financial Security Assurance Inc. Financial Security Assurance Inc. ("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

   Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

   Financial Security, a New York domiciled insurance company, is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia S.A., a publicly held Belgian corporation. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security. As of September 30, 2002, the total policyholders' surplus and contingency reserves was approximately $1,728,433,000 and its total unearned premium reserve was approximately $972,390,000 in accordance with statutory accounting principles. As of September 30, 2002, total shareholders' equity was, approximately $1,928,564,000 and its total net unearned premium reserve was approximately $814,684,000 in accordance with generally accepted accounting principles, Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, 10022, Attention Communications Department. Financial Security's telephone number is (212) 826-0100.

   Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

   Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard &Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

   Capital Guaranty Insurance Company. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of Financial Security Assurance Inc. On September 30, 1997, Financial Security Assurance Inc. assumed all of the liabilities of FSA Maryland and sold the FSA Maryland "shell company" to American Capital Access, a wholly-owned subsidiary of American Capital Access Holdings, Incorporated.

   XL Capital Assurance Inc. ("XLCA") is a monoline financial guaranty insurance company incorporated under the laws of the State of New York. XLCA is currently licensed to do insurance business in, and is subject to the insurance regulation and supervision by, the State of New York, forty-six other states, the District of Columbia, Puerto Rico and Singapore. XLCA has license applications pending, or intends to file an application, in each of those states in which it is not currently licensed.

   XLCA is an indirect wholly owned subsidiary of XL Capital Ltd, a Cayman Islands corporation ("XL Capital Ltd"). Through its subsidiaries, XL Capital Ltd is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies and other enterprises on a worldwide basis. The common stock of XL Capital Ltd is publicly traded in the United States and listed on the New York Stock Exchange (NYSE: XL). XL Capital Ltd is not obligated to pay the debts of or claims against XLCA.

   XLCA was formerly known as The London Assurance of America Inc. ("London"), which was incorporated on July 25, 1991 under the laws of the State of New York. On February 22, 2001, XL Reinsurance America Inc. ("XL Re") acquired 100% of the stock of London. XL Re merged its former financial guaranty subsidiary, known as XL Capital Assurance Inc. (formed September 13, 1999) with and into London, with London as the surviving entity. London immediately changed its name to XL Capital Assurance Inc. All previous business of London was 100% reinsured to Royal Indemnity Company, the previous owner at the time of acquisition.

   XLCA has entered into a facultative quota share reinsurance agreement with XL Financial Assurance Ltd ("XLFA"), an insurance company organized under the laws of Bermuda, and an affiliate of XLCA. Pursuant to this reinsurance agreement, XLCA expects to cede up to 90% of its business to XLFA. XLCA may also cede reinsurance to third parties on a transaction-specific basis, which cessions may be any or a combination of quota share, first loss or excess of loss. Such reinsurance is used by XLCA as a risk management device and to comply with statutory and rating agency requirements and does not alter or limit XLCA's obligations under any financial guaranty insurance policy. With respect to any transaction insured by XLCA, the percentage of risk ceded to XLFA may be less than 90% depending on certain factors including, without limitation, whether XLCA has obtained third party reinsurance covering the risk. As a result, there can be no assurance as to the percentage reinsured by XLFA of any given financial guaranty insurance policy issued by XLCA.

   As of December 31, 2001, XLFA had total assets, liabilities, redeemable preferred shares and shareholders' equity of US$543,538,559 (audited), US$244,403,576 (audited), US$39,000,000 (audited) and US$260,134,983 (audited)
respectively, determined in accordance with generally accepted accounting principles in the United States. XLFA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Standard & Poor's and Fitch, Inc. ("Fitch"). In addition, XLFA has obtained a financial enhancement rating of "AAA" from Standard & Poor's.

   The obligations of XLFA to XLCA under the reinsurance agreement described above are unconditionally guaranteed by XL Insurance (Bermuda) Ltd ("XLI"), a Bermuda company and one of the world's leading excess commercial insurers. XLI is a wholly owned indirect subsidiary of XL Capital Ltd. In addition to having an "A+" rating from A.M. Best, XLI's insurance financial strength is rated "Aa2" by Moody's and "AA" by Standard & Poor's and Fitch.

   Notwithstanding the capital support provided to XLCA described in this section, the holders of bonds insured by XLCA will have direct recourse against XLCA only, and neither XLFA nor XLI will be directly liable to the holders of such bonds.

   XLCA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Standard & Poor's and Fitch. In addition, XLCA has obtained a financial enhancement ruling of "AAA" from Standard & Poor's. These ratings reflect Moody's, Standard & Poor's and Fitch's current assessment of XLCA's creditworthiness and claims-paying ability as well as the reinsurance arrangement with XLFA described above.

   The above ratings are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by Moody's, Standard & Poor's or Fitch.

   As of June 30, 2002, XLCA had total statutory assets of approximately $205,800,000, total liabilities of approximately $73,500,000 and total capital and surplus of approximately $132,300,000. As of June 30, 2002, XL Capital Ltd. had consolidated assets of approximately $31.2 billion and consolidated shareholders' equity of approximately $5.4 billion.

   For further information concerning XLCA and XLFA, see the financial statements of XLCA and XLFA, and the notes thereto. The financial statements of XLCA and XLFA are included as exhibits to the periodic reports filed with the Securities and Exchange Commission (the "Commission") by XL Capital Ltd and may be reviewed at the EDGAR website maintained by the Commission. Copies of the statutory quarterly and annual statements filed with the State of New York, Insurance Department by XLCA are available upon request to the State of New York Insurance Department.

   XLCA is regulated by the Superintendent of Insurance of the State of New York. In addition, XLCA is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. As a financial guaranty insurance company licensed in the State of New York, XLCA is Subject to
Article 69 of the New York Insurance Law, which, among other things, limits the business of each insurer to financial guaranty insurance and related lines, prescribes minimum standards of solvency, including minimum capital requirements, establishes contingency, loss and unearned premium reserve requirements, requires the maintenance of minimum surplus to policyholders and limits the aggregate amount of insurance which may be written and the maximum size of any single risk exposure which may be assumed. XLCA is also required to file detailed annual financial statements with the New York Insurance Department and similar supervisory agencies in each of the other jurisdictions in which it is licensed.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts in the Fund are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler LLP, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus
Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefor. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                               Sponsor Information

     Van Kampen Funds Inc. is the Sponsor of the Trusts. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $89 billion under management or supervision as of June 30, 2004. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. As of November 30, 2003, the total stockholders' equity of Van Kampen Funds Inc. was $175,086,426 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               Trustee Information

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, Investment Grade Municipal, IM-IT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of Strategic Municipal, IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             Description of Ratings

   Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

     Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

     Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's(R) applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              Arizona Risk Factors

   Economic Condition and Outlook. Arizona's economy has continued to add jobs in calendar year 2003. In fact, throughout most of the year Arizona was ranked in the top ten fastest job-growing states in the nation. More than 82,000 jobs will be added to the Arizona economy during calendar years 2003 and 2004. Although jobs grew at a slower than expected rate during the second quarter, momentum picked up during the remainder of 2003 and is expected to continue into 2004. Most of this stems from improving consumer optimism and business confidence and the expected gradual recovery extending through other geographic regions.

   Arizona's goods-producing industries are expected to grow by 800 jobs over calendar years 2003 and 2004. This group of industries shows a surprising endurance in job creation in the case of construction, while manufacturing shows a loss of industry share in its return to 1993-94 levels.

   These two most cyclical industries have shown sharply different experiences since 2001. Construction is an industry serving mostly "home-grown" demand. Population growth in Arizona, among the fastest in the Mountain states region, helps to supply the demand for job growth, while the continued low interest rates add to the affordability and attraction of housing and other related products. Manufacturing, on the other hand, is an industry largely serving demand external to our state. With demand levels sharply curtailed in recent years from other regions, manufacturing firms have struggled to adjust by shedding plant, equipment, and jobs, a process generally referred to as consolidation. Increasingly, however, manufacturing and mining firms have also opted to close, relocate, or prioritize their expansion efforts abroad.

   During the calendar years 2003 and 2004, construction is forecast to add more than 11,000 jobs. Continued strong demand for housing has developers building new homes, homeowners expanding and remodeling, and cities and counties grappling with a great deal of infrastructure development such as improvements of roads and highways.

   Additionally, continued attraction to rural regions from retirees and locals is forecast to incite economic planning and development groups to work hard in an effort to stay ahead of demand pressures.

   Meanwhile, projected gains for construction are largely offset by the anticipated losses of nearly 10,000 jobs in manufacturing and a decrease of roughly 700 jobs in mining.

   Computer and electronic manufacturing firms experienced the largest blow in the most recent downturn, and these related sectors are projected to show a prolonged struggle toward recovery. Service-providing industries are forecast to add more than 81,000 jobs during 2003-04.

   This group of varied and diverse providers has been growing faster than the goodsproducing industries, due to large sectors of the economy catering to Arizona's fast growing population and industries serving tourists. Health and education sectors are projected to show growth of more than 26,000 jobs. Annual growth rates are expected to average roughly 5.5 percent during 2003-04. Notably, increases in health services jobs are forecast to outpace most all others during the next few years.

   Professional and business services sectors are forecast to show increasing demand for labor over the next two years, growing by 1.7 percent in 2003 to more than 4 percent in 2004. This industry is forecast to add 18,600 jobs, accounting for more than 22 percent of the increase on jobs during the 2003-04 period. Projected to be one of the fastest growing sectors of this super sector, the employment services sector is already leading this group as it serves the growth in many other industries.

   The combined trade, transportation, warehousing, and public utilities group is forecast to add almost 15,000 jobs during 2003-04. This represents nearly 18 percent of all jobs added during this two-year period. Trade is projected to be the fastest growing of this group, but loses in wholesale trade are expected to drag down improving retail sectors benefiting from rising and sustained levels of consumer optimism. Wholesale trade showed losses in 2003 but is expected to contribute to growth in 2004.

   The information services sector is forecast to experience a difficult period toward recovery. Publishing and other information services are forecast to pare more than 3,000 jobs during 2003-04. This industry has been one of the hardest hit in the serviceproducing industries following the post 2000 economic downturn.

   Arizona's leisure and hospitality industry is forecast to add 7,600 jobs during 2003 and 2004, averaging roughly 1.5 percent over the two-year period. More than 9 percent of the total increase of jobs will come from this mostly tourism and entertainment group of sectors.

   Financial services forecasts showed a slight loss of jobs in 2003 with modest gains forecast for 2004. Real estate is projected to be the source of continued growth, whereas the securities and commodities related sectors, along with the insurance sectors are forecast to experience some slight consolidations to cut costs and match lower demand. Other services, a mix of service providing industries not elsewhere categorized, is forecast to add nearly 5,000 jobs. Growth rates of 2.3 percent and 3.3 percent are forecast for 2003 and 2004, respectively.

   Providing services to Arizona's growing population, government is forecast to add almost 11,000 jobs during the two-year period. Annual growth rates are expected to be modest and average less than 1.5 percent during the two-year period. Local education is projected to generate most of the jobs in government. Growth in federal government jobs stems from the demand for greater security and other services across the state. Fiscal pressures are expected to restrain job growth in state and local government to levels sharply lower than historical trend.

   General Fund. The General Fund ended the June 30, 2003, fiscal year with $343 million in unreserved fund balance and a $203.4 million reserved fund balance for a total fund balance of $546.4 million. This compares to the previous year total fund balance of $748.3 billion. Included in the $203.4 million reserved fund balance is $13.7 million for the Budget Stabilization Fund. The Budget Stabilization Fund is a form of "Rainy Day Fund" established by the Legislature in 1991.

   Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer ("Treasurer") and the General Accounting Office of the Department of Administration, Financial Services Division (GAO). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by Federal depository insurance or alternatively collateralized with surety equal to 102% of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The Legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund. Investment earnings for the General Fund totaled $21.6 million for the fiscal year ended June 30, 2003.

   Budgetary Controls. Budgetary control is maintained through legislative appropriation and the executive branch allotment process. The Governor is required to submit an annual budget to the Legislature. The budget is legally required to be adopted through passage of appropriation bills by the Legislature and approval by the Governor. The appropriated funds are controlled by the executive branch through an allotment process. This process allocates the appropriation into quarterly allotments by legal appropriation level. The State also maintains an encumbrance accounting system to further enhance budgetary control. Encumbered amounts generally lapse as of the end of the fiscal year, with the exception of capital outlay items. Capital outlay appropriations and their encumbrances continue from year to year. The State's budgetary policies are explained in detail in the Required Supplementary Information (RSI).

   The State is responsible for establishing and maintaining an internal control structure designed to ensure that the assets of the State are protected from loss, theft or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with U.S. generally accepted accounting principles. Internal accounting controls are designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: (1) the cost of a control should not exceed the benefits likely to be derived and (2) the valuation of costs and benefits requires estimates and judgments by management. In the opinion of management, the State's internal controls are adequate to provide reasonable assurance that these objectives are met.

   Risk Management. The State purchases property and liability coverage whenever available on reasonable terms. The State is insured by a property insurer for claims in excess of $3.5 million, but less than $345 million, and liability claims in excess of $2 million for the Universities and $7 million for all other state agencies, but less than $107 million. The State also maintains first dollar aircraft coverage up to $200 million. Other purchased coverages include fidelity, foreign liability, medical malpractice (limited to the University of Arizona's medical professional staff), and employment practices. The State's self-insurance fund provides property and liability coverage for claims less than or in excess of this coverage, or whenever coverage, such as workers' compensation and medical malpractice for non-University of Arizona professional staff, is unavailable on reasonable terms.

   The State pays self-insurance losses, defense costs, premiums and administrative costs from an appropriated fund which all of the State's agencies participate in. Total costs (excluding the cost of administering the program) have risen from approximately $15.3 million in fiscal year 1988 to approximately $78.1 million in fiscal year 2003. Yearly appropriations have also increased from approximately $27.7 million in fiscal year 1988 to approximately $96.2 million in fiscal year 2003 to meet rising losses and claims-related expenses. Although there are no assurances, historically the Legislature has appropriated sufficient funds to cover all costs.

   Each Arizona Trust is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters The information provided is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

                              Arkansas Risk Factors

   Economic Outlook. During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a significant component of Arkansas' economy, but total income from this sector continues to decrease. Over 40% of the land in Arkansas is devoted to agriculture, and the state is a leading producer of rice, commercial broiler and cotton, generating over $5.5 billion in overall farm income each year.

   The state is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. In fact, Arkansas now has a higher percentage of workers involved in manufacturing than the national average. The diversification of economic interests has lessened the state's cyclical sensitivity to impact by any single sector. The State's work force and other factors continue to attract investment in manufacturing, as well as other factors to the State.

   The Arkansas unemployment rate for November 2003 was 5.9 percent, down one-half of a percent from November 2002. Year-on-year employment rose 1.0 percent from November 2002 to November 2003. Roughly 1,297,600 Arkansans held employment in November 2002, compared with 1,310,200 in November 2003.

   After increasing by a revised seasonally adjusted annual rate (SAAR) of 2.9 percent in December 2003, the Arkansas Index of Leading Economic Indicators, which predicts economic conditions within the state six to nine months hence, increased by a preliminary estimate of 2.8 percent (SAAR) in January 2004 . The index has stayed even or increased for ten consecutive months. The index's positive contributors were, from largest to smallest contribution, a 7.6 percent
(SAAR) increase in the national index of leading economic indicators, a 1.0 percent increase in seasonally adjusted construction employment and a 10.6 percent drop in seasonally adjusted initial claims for unemployment. The index's negative contributors were a decline of 0.5 percent in average weekly manufacturing hours (AWMH) and a 3.2 percent decline in the number of new incorporations. The state's leading index stands at a preliminary estimate of
105.2 in January 2004, up from its revised level of 104.9 in December 2003. Overall, the data imply the state will experience mild economic growth in the final quarter of 2004.

   Based on calculations as of the fourth quarter of 2003, annualized personal income in Arkansas reached a total of $66,205. This represents an increase of 3.9% over the previous year.

   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. This Act requires that, before any state spending can take place, the General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The state is prohibited from borrowing money to put into any state fund from which appropriations can be paid.

   Act 750 of 1973, as amended, established the State's Revenue Stabilization Law. This law and related legislation govern the administration and distribution of State revenues. Pursuant to the Stabilization Law, all general and special revenues are deposited into the General Revenue Allotment Account and the Special Revenue Allotment Account according to the type of revenue being deposited. From the General Revenues Fund, 3% of all general revenues are first distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the States' elected officials and their staffs and the Department of Finance and Administration.

   The balance is then distributed to separate funds proportionately as established by the Stabilization Law. From the Special Revenue Fund, 3% of all special revenues collected by DFA and 1.5% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs, and DFA. The balance is then distributed to the funds for which the special revenues were collected.

     Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related services. General revenues are transformed into funds established and maintained by the Treasurer for major programs and agencies of the state in accordance with fund priorities established by the General Assembly.

   According to the Stabilization Law, the General Assembly establishes three levels of priority for general revenue spending, levels "A", "B", and "C". Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (1) moneys flowing a program or agencies' fund maintained by the Treasurer or (2) the maximum appropriation by the General Assembly. Because state revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, a budget revolving fund, which receives interest earnings for State fund investments, has been established and is utilized to assure proper cash flow during any period.

   As of September 2002, total general revenues were $367,609,000, a 2.3% change over the previous year.

   Debt Management. The Constitution of the State of Arkansas does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or special election held for that purpose.

   Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 496 of 1981, as amended, the Arkansas Water Resources Development Act of 1981 ("Act 496"), authorizes the issuance of State Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the state at the general election on November 2, 1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15,000,000, and the total principal of all bonds issued under Act 496 may not exceed $100,000,000. All bonds to be issued under Act 496 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 686 of 1987, the Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987 ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the state at the general election on November 8, 1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50,000,000, and the total principal of all bonds issued under Act 686 may not exceed $250,000,000. All bonds to be issued under Act 686 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 683 of 1989, the Arkansas College Savings Bond Act of 1989 ("Act 683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the state at the general election on November 6, 1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100,000,000, and the total principal of all bonds issued under Act 683 may not exceed $300,000,000. All bonds to be issued under Act 683 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

   The total outstanding general obligation bonded indebtedness, including special obligation and other debt instruments, of the governmental fund types of the State as of June 30, 2001, was approximately $558 million.

     Bond Ratings. State of Arkansas general obligation bonds hold the following ratings: AA by Standard & Poor's Ratings Services; and Aa2 by Moody's Investors Service, Inc.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Arkansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Arkansas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Arkansas Trust is susceptible to political, economic or regulatory factors affecting issuers of Arkansas municipal obligations (the "Arkansas Municipal Obligations"). These include the possible adverse effects of certain Arkansas constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Arkansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Arkansas or contained in Official Statements for various Arkansas Municipal Obligations.

                             California Risk Factors

   Economic Outlook. The State of California's (the "State" or "California") fiscal problems that started in the 2001-02 fiscal year have continued. Although tax revenues have improved since their plummet in 2002, total net assets for governmental activities have declined from a positive $10.5 billion as of July 1, 2001, to a negative $24.5 billion as of June 30, 2003. While these amounts exclude the state highway infrastructure assets built before July 1, 2001, this shows that the State's net assets of governmental activities have declined an average of $17.5 billion each year for the past two years.

   In 1991, California's bond rating was the highest rating that could be awarded. Now, however, the bond rating companies of Moody's Investors Services, Fitch Ratings, and Standard and Poor's are concerned about California's ability to pay its debt obligations, and they have lowered their ratings on the State's general obligation bonds to the lowest rating in California's history and the worst of all the states. During this financial downturn, the State Controller's Office has taken actions to ensure that the State has sufficient cash, through external borrowing, to address its legal obligations. California currently has $14.0 billion in short-term loans outstanding that must be redeemed in June 2004. Proposition 57, the Economic Recovery Bond Act, along with its companion Proposition 58, the California Balanced Budget Act, was placed on the March 2004 ballot by the Legislature and the Governor and approved by California's voters. Proposition 57 allows the sale of up to $15.0 billion in general obligation bonds that will be used to replace the State's short-term loans and retire the accumulated budgetary deficit. The sale of these bonds provides a short-term respite for the State's budget deficit and cash situation. However, these bonds do not address the ongoing structural deficit, where expenditures required by current law exceed state revenues. Also, the bonds will not improve the State's net assets, because this transaction will largely exchange a short-term obligation for a long-term one.

   Employment growth is expected to accelerate in 2004--although, by historic standards, the growth will not be exceptional. In the first two quarters of 2004, employment growth will probably be under 1.0%, rising to about 2.0% by the end of the calendar year. Rising sales of electronic and computer equipment in the last two quarters of 2003 should give a boost to the hard-hit technology industries of the Silicon Valley. This will help offset the slowing employment of state and local governments in California. International trade, while still depressed, has begun to grow and will stimulate the California economy in 2004. Transportation and warehousing, along with retail sales, health, hospitality, and professional services, should see employment growth as the economy picks up in 2004. Housing sales and prices are expected to moderate in 2004, but the sector should remain healthy. Personal income growth is expected to exceed 5.0% by the second quarter of 2004--providing a welcomed growth in tax receipts for the State.

   Budget Outlook. The Legislature and the Governor enacted the 2003-04 Budget Act on August 2, 2003. The General Fund revenues and expenditures for the 2003-04 fiscal year were projected to be $74.8 billion and $71.1 billion, respectively. The 2003-04 budget continued to depend heavily on debt financing that was authorized for the 2002-03 fiscal year but had not been accomplished by June 30, 2003. A total of $14.6 billion in General Fund support was projected to be from bond sales, of which $12.6 billion has been challenged in the courts.

   Because of the legal challenges, the Legislature and the Governor enacted legislation in December 2003 that authorized up to $15.0 billion in general obligation bonds to be placed on the March 2004 ballot for approval by California's voters. These bonds, if approved, will replace the $12.6 billion of bonds that are being challenged in the courts.

   The 2004-05 Governor's Budget, issued on January 9, 2004, estimates that the General Fund, without the solutions detailed in the budget, will end the 2003-04 fiscal year with a deficit of $12.3 billion and the 2004-05 fiscal year with a deficit of $26.3 billion. The Governor's Budget provides for the elimination of these deficits by proposing, through the 2004-05 fiscal year, $16.2 billion in spending reductions, fund shifts, cost avoidance, bonds, debt service savings, transfers/other revenues, loans/borrowings, and pension reform. The Legislative Analyst's Office, California's nonpartisan fiscal and policy advisor, comments positively on the realistic revenue estimates and caseload assumptions but says that the plan does not fully address the State's ongoing budget problem. The Legislative Analyst's Office believes that a shortfall of approximately $6.0 billion will occur in the 2005-06 fiscal year, barring any further budgetary actions to reduce the structural deficit.

   General Obligation Bond Credit Rating. On July 24, 2003, Standard and Poor's lowered its rating on California's general obligation debt to BBB from A, citing the lack of progress in adopting a fiscal 2004 budget, the gubernatorial recall election, and diminished prospects for structural budget reform in light of the recall. On December 9, 2003, Moody's Investors Service lowered its rating on California's general obligation bonds to Baa1 from A3. Moody's downgrade cited recent action to cut the amount of vehicle license fees paid by motorists, as well as the continuing inability to reach political consensus on budget solutions. On December 18, 2003, Fitch Ratings lowered its rating on California's general obligation bonds to BBB from A. Fitch attributed the downgrade to California's widening budget gap, the State's intention to increase the amount of deficit funding, and the magnitude of measures necessary to restore budgetary balance.

   Debt Management Plan. In 2002, the State Treasurer implemented a Strategic Debt Management Plan. A principal goal of this plan was to better match the timeframe for repaying debt for infrastructure projects to the useful life of the assets being funded. The plan also reduces debt service in fiscal years 2001-02 through 2003-04 by approximately $2.0 billion and is intended to increase the State's long-term debt capacity to finance California's infrastructure needs. These goals are to be achieved by: (1) shifting from level principal payments to level debt service payments for new bond issues; (2) restructuring existing debt to achieve significant one-time debt service reductions and to expedite the transition to level debt service payments; and
(3) implementing recent legislation that authorizes the State to issue variable-rate debt for a portion of its general obligation bond portfolio.

   Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

                              Colorado Risk Factors

   General. Colorado became the thirty-eighth state of the United States of America when it was admitted to the union in 1876. Its borders encompass 104,247 square miles of the high plains and the Rocky Mountains with elevations ranging from 3,350 to 14,431 feet above sea level. The state's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the state's semiarid climate, water resource development, allocation, and conservation are ongoing issues for state management.

   The state maintains a separation of powers utilizing three branches of government - executive, legislative, and judicial. The executive branch comprises four major elected officials - Governor, State Treasurer, Attorney General, and Secretary of State. Most departments of the state report directly to the Governor; however, the Departments of Treasury, Law, and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms with the number of terms limited in duration.

   The legislature is bicameral and comprises thirty-five senators and sixty-five representatives who are also term limited. It is a citizen legislature whose general session lasts 120 days beginning in January of each year. Special sessions may be called by the Governor at his discretion and are limited to the topics identified by the Governor. The legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant of these limitations is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

   The Judicial Branch is responsible for resolving disputes within the state, including those between the executive and legislative branches of government, and for supervising offenders on probation. The branch includes the Supreme Court, Court of Appeals, and district and county courts, served by 256 justices and judges in 22 judicial districts across the state (excluding 17 Denver county court judges). Municipal courts are not part of the state system. There are also seven water courts, one in each of the major river basins. The Judicial Branch budget is appropriated by the legislature, and it is funded primarily from general-purpose revenues of the General Fund.

   Economic Outlook. The Governor's Office of State Planning and Budgeting
(OSPB) anticipates that the Colorado economy is still awaiting a jump-start from increasing national economic activity. In the mean time, many recent Colorado economic signals are encouraging and the evidence continues to indicate that the worst has passed. Although year-to-date employment levels are still below their year-earlier levels, jobs are generally increasing month to month and individual sectors are showing marked improvement.

   Meanwhile, the unemployment rate has stabilized at about 5.7 percent. Furthermore, first quarter 2003 personal income rose nearly one percentage point faster than inflation, meaning that Colorado consumers have more money to spend. Finally, demand for office space is improving and tourism activity in Colorado is expanding. In the long term, the recent declines in the Colorado economy improve the state's competitive advantage by lowering the costs of living and doing business in the state. Colorado's central location and well-developed infrastructure combined with a highly educated work force and Internet-savvy population create an amenable business climate in the state.

   Nonfarm employment declined 0.6 percent, 13,400 jobs, year-to-date through July 2003 compared with the same period in 2002. However, since the beginning of January 2003, the state has gained several thousand jobs. Furthermore, the financial activities, education and health services, leisure and hospitality, and national and local government sectors each posted gains compared with the previous year. Meanwhile, although the number of business and professional services jobs still shows a year-over-year decline, the number of business and professional services jobs in Colorado has increased each month since January 2003. Furthermore, in July 2003, business and professional service employment exceeded that of July 2002. Employment in the information sector, which includes telecommunications, has stabilized since fourth quarter 2002, whereas a substantial number of information jobs were shed every month in the first three quarters of 2002.

   Revenues and Expenditures. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4 percent. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 3 percent for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5 percent of Colorado personal income or (ii) 106 percent of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

   On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10 percent of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

   The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

   Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

   The Taxpayer's Bill of Rights ("TABOR"), Article X, Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year.

   After logging TABOR revenue surpluses for five years, the TABOR surplus vanished in FY 2001-02 and remains absent through FY 2004-05. Indeed, FY 2002-03 TABOR revenues were lower than the TABOR limit by $619.7 million. The OSPB does not expect the TABOR surplus to reappear until FY 2005-06 and even then, the surplus is small in that year. The TABOR surplus disappeared for three reasons. First, the national economic expansion ended in March 2001, after an unprecedented 10 years of growth. The Colorado economy was negatively affected by the national recession and the events of September 11, 2001. As a result, revenues decreased in FY 2001-02 and FY 2002-03. Although a tentative recovery in the national economy is underway, strong growth will not be evident until 2004. Second, two measures passed by voters in the November 2000 election lowered the TABOR surplus each year by at least $250 million. Amendment 23, which provides increased public school funding, and Referendum A, which is also known as the Senior Homestead Exemption and provides property tax relief for senior citizens, both exempt revenues from the TABOR restriction. Third, legislation enacted through House Bill 02-1310 and Senate Bill 02-179 enables the state to recoup revenues lost because the TABOR limits used during the 1990s relied on population estimates that were too low. The percentage change associated with this lost revenue is called the growth dividend and is equal to six percent. The state will gradually be using this growth dividend in FY 2003-04, FY 2004-05, and FY 2005-06. The full six percent growth dividend is applied to the TABOR limit by FY 2005-06. The growth dividend acts to eliminate the TABOR surplus in FY 2003-04 and FY 2004-05 and reduce the TABOR surplus in FY 2005-06. This adjustment allows the state to keep $1.0 billion in additional revenues during those three years and enables state government to keep an additional $2.7 billion through the forecast horizon. By FY 2005-06, the TABOR surplus reappears, totaling $29.5 million. In subsequent years, the OSPB expects the TABOR surplus to be between $180 million and $510 million.

   Although TABOR is not the cause of the state's present financial situation, legislative action previously taken to implement TABOR exacerbated the revenue shortfalls in FY 2001-02 and FY 2002-03. This previous action -- House Bill 98-1414 -- was reversed during the 2003 legislative session. During the 2003 legislative session, a very important change was made in how the state treats its TABOR surplus. In 1998, the General Assembly passed House Bill 98-1414, which permitted the state to spend TABOR surplus revenues in the year in which they were received instead of setting the money aside to be refunded to taxpayers the following year. Effectively, this delayed recognizing the state's TABOR refund obligation by one year and allowed the state to spend money that it was obligated to return to taxpayers. For example, in FY 2000-01 the state had a $927.2 million TABOR surplus that it was required to refund in FY 2001-02. Rather than reserve this obligation in FY 2000-01 when the surplus revenues came into the state, the 1998 legislation allowed the state to defer this obligation until the refund was due in FY 2001-02. Thus, the state was in a situation where it spent the $927.2 million surplus revenue in FY 2000-01 but needed to refund $927.2 million in FY 2001-02 at a time when revenues were significantly lower than the previous year. The delayed recognition of the TABOR obligation significantly worsened the FY 2001-02 revenue shortfall. In order to avoid a replay of this situation in future years, two bills (Senate Bill 03-222 and House Bill 03-1238) were passed in the 2003 session to reverse the 1998 legislation. In future years, the state must set aside surplus revenues in the year in which they come to the state and recognize the obligation in that year. This prevents the state from spending money that it knows it must refund in the next year. In sum, it puts the state in a much better financial situation to deal with future revenue shortfalls, should they occur.

   In FY 2002-03, the state's General Fund ended the year with a $223.1 million reserve. This reserve exceeded the statutory reserve by $91.8 million. Based on the September 2003 OSPB revenue projections, FY 2003-04 revenues will exceed the statutory four percent reserve requirement by $8.2 million. The September 2003 OSPB forecast presented in Table 3 indicates that the FY 2003-04 budget is balanced. When the reserve falls below two percent of appropriations, the Governor must implement a plan to restore the reserve to two percent. The September 2003 OSPB revenue forecast indicates that the FY 2003-04 reserve is well above the two percent target ($114.9 million). Furthermore, the Governor set aside $131.7 million of the federal grant money coming to the state through the 2003 federal tax act in a separate account to be used to address revenue shortfalls, should they occur, and thereby avoid further expenditure reductions.

   General Fund revenues are expected to increase 4.3 percent in FY 2003-04 compared with FY 2002-03. The projected increase in General Fund revenues results primarily from rising income tax revenues and estate taxes. Declines in excise taxes will partially offset these General Fund revenue increases.

   Debt Management. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

   Each Colorado Trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

                            Connecticut Risk Factors

   Economic Condition and Outlook. After almost eight years of solid economic growth, Connecticut began to experience payroll job losses in Fiscal Year 2001. In Fiscal Years 2001, 2002 and 2003 the state's payroll job losses totaled 13,700, 10,300 and 19,100 respectively. Payroll employment for Connecticut was recorded at 1,653,000 jobs at the end of Fiscal Year 2003. The Fiscal Year 2003 job loss represented a 1.1 percent decline in employment as compared to a 0.4 percent job decline nationally during the same period. The first four months of Fiscal Year 2004 have been more promising with preliminary figures showing modest job growth.

   Over the past ten years, Connecticut has experienced a shift in the industrial make-up of its workers with manufacturing jobs being replaced by service sector jobs. This is a trend that began several decades ago. In 1993,
17.7 percent of Connecticut workers were employed in manufacturing. By 2003, this number stood at 12.5 percent. Conversely, service sector employment rose from 36.7 percent to 40.7 percent of the workforce during this period. The diversification of Connecticut's workforce has helped to mitigate the economic consequences of declines in specific industries such as defense. Despite these shifts, manufacturing continues to play an important role in Connecticut's economic life contributing approximately 16 percent of Gross State Product. Transportation equipment production (primarily aircraft engines and submarines) is the dominant manufacturing industry in Connecticut. The state also has a vibrant export sector with export growth of 11.3 percent in 2000 and 7 percent in 2001. Exports contribute just over 5 percent to Gross State product.

   Connecticut's unemployment rate was 4.9 percent at the end of Fiscal Year 2003 compared to a national rate of 6.4 percent. After a slight rise at the beginning of Fiscal Year 2004, the state's unemployment rate dropped back to 4.9 percent in October 2003.

   One reason for the state's relatively low unemployment rate is stagnation in its labor force growth. Between Fiscal Years 1993 and 2003, Connecticut's labor force actually declined slightly. Nationally during this period the labor force was growing at an annual average rate of 1.4 percent. Reversing the trend of a declining state labor force will prove important to Connecticut's long-term economic growth potential. A slight acceleration in the state's population growth has been observed since 1996. A continuation of this trend should also contribute to labor force growth.

   Connecticut continues to be a national leader in income measurements. Connecticut's 2002 per capita income of $42,829 was 38.9 percent above the national average. Connecticut's median household income of $53,347 was 26.3 percent above the national average. Although Connecticut continues to hold its position as a high-income state, its comparative advantage over the rest of the country has declined through the first half of 2003. Through the first two quarters of 2003, Connecticut ranked 42nd in the country in personal income growth. It is projected that as Connecticut emerges from recession and job losses, its comparative income advantage will reemerge.

   Connecticut's housing market remained strong throughout the recent recession. Historically low interest rates contributed to the strong real estate activity. Home sales advanced at double-digit growth rates and home prices in the greater Hartford-New Haven area increased by 14 percent through the first three quarters of 2003 as compared to the same period a year earlier.

   Preliminary estimates point toward a growing national economy as 2003 ends. This bodes well for Connecticut's economic future. In the third quarter of 2003, preliminary estimates show Gross Domestic Product growth of 8.2 percent.

   MAJOR GOVERNMENT INITIATIVES

   Technology Initiative

   In July 2003, the state implemented the first phase of a new fully integrated, Internet based financial management and human resources system called Core-CT. The system provides a single point of entry for all state financial, human resources and payroll data. Core-CT contains central and agency accounting, purchasing, accounts payable, assets, inventory, payroll, time and attendance, worker's compensation, personnel and other business systems. The human resources/ payroll component of Core-CT came on-line in October 2003.

   The implementation of Core-CT is the product of several years of work to improve the state's financial reporting and management information systems. This work is continuing with the development of additional system modules. Core-CT will ultimately allow the state to gather more detailed financial and personnel data than had been available in the past, and to better analyze the effectiveness and efficiency of governmental programs. Over the next decade it is anticipated that Core-CT will help the state to improve its delivery of services to the people of Connecticut and to reduce program costs through efficiencies.

   From an information technology perspective, Core-CT has allowed the state to standardize and modernize its computer technology bringing uniformity to the computers, programming languages, and data base packages utilized by state government. Core-CT utilizes PeopleSoft ERP software.

   Tax Policy Initiatives

   By the beginning of Fiscal Year 2003, it was clear that the state was facing its second straight year of a significant General Fund deficit. Estimates during the first half of the fiscal year indicated that the deficit was in excess of half a billion dollars and growing. In February 2003, a deficit mitigation plan was enacted (Public Act 03-2). This plan raised General Fund revenue by an estimated $439.8 million in Fiscal Year 2003 as detailed below.

     o The personal income tax rate on the upper income bracket was raised from 4.5 percent to 5 percent for an estimated revenue gain of $207.4 million.

     o The sales and use tax base was expanded to include items such as media services, advertising, health clubs and magazines, adding $10.4 million in revenue.

     o The cigarette tax rate increased 40 cents to $1.51 per pack, which was estimated to raise $27.5 million in additional revenue.

     o A surcharge of 20 percent was imposed on the corporation tax with a projected revenue gain of $32.4 million. Various other one-time revenue enhancements were implemented to add an additional $70 million to General Fund revenue in Fiscal Year 2003.

   Downsizing the State's Workforce

   In response to growing Fiscal Year 2003 General Fund deficit estimates, the Governor and legislature took action to reduce state spending. A major part of the spending reduction plan included downsizing the state's workforce.

   Beginning in December 2002, the Governor laid off 1,886 General Fund employees for estimated savings in Fiscal Year 2003 of $9.2 million. These layoffs were in lieu of other state employee union concessions that were rejected by the Governor.

   To achieve additional personnel savings, the legislature included an early retirement incentive program in its February deficit mitigation act. The program was intended to create $36.9 million in Fiscal Year 2003 savings. Over 4,500 employees took advantage of the program.

   The deficit mitigation plan contained an additional $129.4 million in programmatic savings. Approximately half of this savings target was realized.

   BUDGETARY AND OTHER CONTROL SYSTEMS

   In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provided a framework for placing a cap on budgeted appropriations. Annual budgeted appropriations are capped at a percentage increase that is based on either the five-year average annual growth in the state's personal income or inflation, whichever is higher. Debt service payments, certain statutory grants to distressed municipalities, and appropriations required by federal mandate or court order are excluded from the limits of the cap. The spending cap can be lifted if the Governor declares the existence of extraordinary circumstances and the General Assembly by a three-fifths vote approves appropriations in excess of the cap.

   Budget control is maintained at the individual appropriation account level by agency as established in authorized appropriation bills. The allotment process exercises control over obligations or commitments. The Governor, through his budget office, allots funds for both budgeted and non-budgeted accounts and funds. The Governor is permitted to modify appropriations through the allotment process under certain circumstances and within percentage limitations specified by the General Assembly.

   Elected officials, agency commissioners, directors of public benefit corporations and agency managers are responsible for establishing internal control structures. Good internal control systems ensure that: resource use is consistent with laws, regulations and polices; resources are safeguarded against waste, loss and misuse; and reliable data are obtained, maintained and fairly disclosed in reports. The Office of the State Comptroller has worked to improve the overall internal control environment in state government. This work has included improvements to the central state accounting system that advance internal control efforts.

   CASH MANAGEMENT

   The State Treasurer continually monitors cash flow to maximize the utilization of cash resources. During the year, temporary balances are invested in the state's short-term investment fund. This fund is a money market investment pool with investments consisting of certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements, federal agency securities, and other investments with various ranges of maturities. The investment income and average yield rate for Fiscal Year 2003 for this fund was approximately $60 million and 1.64 percent respectively.

   Bank balances at June 30, 2003 were $177.1 million of which about 67 percent was insured or protected by collateral.

   DEBT MANAGEMENT

     The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2002, the State had authorized direct general obligation bond indebtedness totaling $16,468,814,000, of which $15,102,913,000 had been approved for issuance by the State Bond Commission and $13,430,976,000 had been issued. As of November 1, 2002, net State direct general obligation bond indebtedness outstanding was $8,973,711,000. In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of November 1, 2002, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,066,600,000.

   The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2002, the State's outstanding obligation was $1,124,000,000, and the Commissioner of Education estimated that future additional grant obligations might total $2,800,000,000.

   General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

   In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

   The State's general obligation bonds are rated Aa3 by Moody's and AA by both Standard & Poor's and Fitch. As of August 22, 2002, Moody's and Standard & Poor's had each revised its credit outlook on such bonds from "stable" to "negative."

   Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

   LITIGATION

   The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State's Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action involving claims by property owners in one of the poorest towns in a regional school district asserting that the statutory formula for cost allocation among towns in such a district denies the plaintiffs equal protection because it requires all towns in the district to pay the same per-pupil charge, seeking to enjoin use of the statutorily mandated system and to require that a formula more favorable to the plaintiffs be devised; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's constitution and seeking a declaratory judgment and injunctive relief; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (vi) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes;
(vii) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (viii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (ix) a class action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs; (x) two sales and use tax refund cases involving claims of exemption for purchases by aircraft manufacturers of certain property used by them in conducting certain research and development activities; (xi) a purported class action on behalf of approximately 30,000 people, claiming that the Commissioner of the Department of Social Services has violated federal law by implementing a State statute reducing eligibility for Medicaid benefits to individuals with incomes of up to 100% of the federal poverty level, from incomes up to 150% of the federal poverty level, and seeking a continuation of benefits for a longer period of time than the State statute provides; and (xii) a purported class-action on behalf of laid-off State employees, alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys fees, and costs.

   As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court monitor the State's compliance with the 1996 Supreme Court decision. A hearing was held in April 2002, and the case was settled early in 2003. Under the settlement agreement, the State will be required to open two new magnet schools in the Hartford area in each of the next four years and to substantially increase the voluntary inter-district busing program in that area. The anticipated cost of compliance over the four-year period is $45,000,000.

   Each Connecticut Trust is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

                              Florida Risk Factors

   Economic Outlook. Although the state's economy will grow at a pace slower than originally anticipated in the near term, the outlook is still positive. With strong economic foundations and sound economic policies, Florida is rebounding faster than most other states and is expected to enjoy a healthy, vibrant and prosperous economy. Governor Jeb Bush continues his commitment to Florida's economic well-being by providing nearly $6 billion for diversifying the state's economy, improving the state's strategic transportation system, and assisting the state's communities in the Fiscal Year 2003-04 Recommended Budget.

   The State's population is also expected to grow to 17,260,899 by the midpoint (January 1, 2004) of fiscal year ending June 30, 2004. Population growth provides stimulus to the State's economic expansion. Florida's economy has continued to show its strength and resilience. Despite the devastation experienced during the September 11 attacks coupled with the recession, the State's economy is expected to recover. Although the possibility of a war looming in the horizon has dampened the economy from growing at a faster pace, the economic fundamentals remain strong. Such strength should provide impetus for the State's economy to achieve more sustained growth.

   Revenues and Expenditures. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures.

   Florida's General Revenue budget for FY 2003-2004 will grow by 3 percent, or $633 million, for a total of nearly $22 billion. Florida is projected to end the current year, FY 2002-03, with a $140 million surplus in the General Revenue fund and $960 million in its "rainy day fund." This contrasts sharply with most other states, some of whom are experiencing budget deficits as high as 20 percent. Across the nation, the collective state budget shortfall is expected to be $45 billion this year. In his speech, Governor Bush noted that fiscal discipline, including spending restraint, vetoing so-called "turkeys," reducing bureaucracy and other government efficiencies, a doubling of the states reserves in the past four years as well as tax cuts were all instrumental in Florida's relative success

   Debt Management. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Section 11 of Article VII of the State Constitution authorizes the State to issue general obligation bonds and revenues bonds to finance or refinance the cost of state fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of the State and payable from the proceeds of various taxes. Revenue bonds are payable from funds that receive legally restricted revenues. The Division of Bond Finance of the State Board of Administration has the responsibility to issue all state bonds.

   Florida's outstanding general obligation bonds at June 30, 2002, totaled approximately $9.9 billion and were issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

   Bond Ratings. Florida maintains a high bond rating from Moody's Investors Services (Aa2), Standard and Poor's Corporation (AA+) and Fitch, Inc. (AA) on all State general obligation bonds (as of November 20, 2003). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position.

   Florida's 1997 tobacco settlement is expected to total approximately $13 billion over the initial 25-year period. As of June 30, 2002, the state has received approximately $3.3 billion from the settlement. The settlement anticipates that the state will use the funds for children's health care coverage and other health-related services and for mandated improvements in state enforcement efforts regarding the reduction of sales of tobacco products to minors.

   Each Florida Trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

                              Georgia Risk Factors

   Each Georgia Trust is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters. The information provided herein is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Georgia.

   Economic Condition and Outlook. Measured by output, the U.S. recession began in the first quarter of 2001 and was over by the last quarter. Although down by a cumulative one percent in the first three quarters, gross domestic product (adjusted for inflation) increased by almost 3 percent in the fourth quarter. For the year ending June 30, 2002, U.S. output climbed by 2.2 percent and reached a level 1.6 percent higher than its pre-recession peak in the fourth quarter of 2000. In Georgia's economy, there was also easing and recovery. Personal income (adjusted for inflation) fell below its year-ago level in the third quarter of 2001. However, in the fourth quarter, it rose again. By the middle of 2002, Georgia's personal income had increased to a level 2.2 percent above that of a year earlier and, like U.S. gross domestic product, stood 1.6 percent above its pre-recession high. Despite revivals in growth in output and income, revenues flowing to the Georgia state government (the "State") in the fiscal year (FY) ending in June of 2002 showed no resurgence. Instead, collections by the State, about 90 percent from sales and income taxes, fell below year-ago levels in each of the twelve months of the fiscal year. At the end of FY 2002, consequently, net revenues were below those of FY 2001 by $684 million or 4.7 percent. Ostensibly, this decline was the first since a 3.4 percent drop in FY 1953. When price-adjusted, however, net revenues prove to have slipped below prior-year levels in eight of the recessions which occurred in the forty-nine intervening years. Nonetheless, the 6 percent decrease in the State's "real" revenues in FY 2002 was the largest decline since a 10 percent fall in FY 1975. Because the drop in revenues in FY 2002 occurred while tax-related activity in both the national and the state economies was strengthening, the malady currently emerging among states, "structural imbalance," perhaps had infected Georgia as well.

   For the year ending in June of 2002, Georgia's net earnings (adjusted for inflation) went up by 1.2 percent. While less than the corresponding gain in U.S. output of 2.2 percent, the choice of proxy is not of account. Rather, the principal reason for deviation is the exaggerated reduction of labor usage in Georgia as compared with the U.S. economy. Non-agricultural employment in Georgia slipped by 2.2 percent from middle 2001 to middle 2002 whereas that in the United States eased by only 1.0 percent in the same period. More telling, non-agricultural employment in Georgia in June of 2002 was 3.3 percent below its level at the boom's end in 2000. For the U.S., the decrease was just 0.1 percent. Importantly, the decline in Georgia was also the more pervasive. Except for government, employment in each of the state's major industries in June of 2002 had fallen below its level in June of 2001. The percentage decreases varied from 1.1 percent in manufacturing to 6.7 percent in transportation and public utilities. Unlike the gain in its U.S. counterpart, employment in services shrank as well. In the Metro-Atlanta area, which accounts for about 55 percent of the state's employment, the shrinkages were as much as 150 percent of those seen across the state. Whereas Georgia had been a national leader among the states in employment gains during the expansion of 1995-2000, it had by the middle of 2002 dropped precipitously to fiftieth or forty-ninth place in terms of growth in employments in retail and wholesale trade, services, transportation and public utilities, and in non-agricultural industries as a group.

   In total, the output gain in Georgia from June of 2001 to June of 2002 was lower than that for the United States in the same period. The deviation was a reflection of a more marked and pervasive decline in employment in Georgia and, it appears, of a slightly lower rate of gain in productivity in the state. The characteristics of the state's markets which could account for these divergences has not been investigated.

   Although the State reaches into the private economy of Georgia with a host of taxes and fees, roughly 90 percent of its net revenues are generated by taxes on sales and on income. Therefore, it is not surprising that net revenues would be aligned with gross state product and, even more closely, with personal income. Of course, the State's tax base is much narrower than either of these economic aggregates. Sales taxes are applicable, in the main, to durables and non-durables purchased by individuals and businesses; income taxes apply to the net incomes of households and businesses after exclusion of shielded amounts. Over the past thirty years, the relationship between net revenue and personal income has changed little. In fact, the ratio of revenues to income, an indicator of "tax stability", has varied between 6.4 percent (FY 1974) and 5.7 percent (FY 1992). In FY 2002, the ratio returned to the 5.7 percent lower bound of FY 1992. Significantly, revenues in FY 1992 had climbed by 1.4 percent, but, in FY 2002, they fell by 4.7 percent.

   Since the state's personal income climbed by 3.5 percent in FY 2002, the potential for spending out of current income also increased. Yet, sales taxes fell by 9.1 percent. Mostly to blame were slumping business purchases. In particular, spending on structures and on equipment and software fell in each quarter of the year. By the end of FY 2002, spending on structures had fallen by
18.7 percent and spending on equipment and software by 8.8 percent.

   Within personal income, net earnings rose by 2.5 percent in FY 2002 and wage and salaries advanced by 2.2 percent. Though current taxable incomes then increased, individual income taxes decreased by 3.0 percent. Of account, were sharp reductions in capital gains (not a part of personal income), higher refunds on weakened incomes in tax-year 2001, and lowered advance payments to cover expected tax liabilities in tax-year 2002.

   Debt Administration. The Georgia State Financing and Investment Commission, an agency of the State, is empowered by law to receive the proceeds from the issuance of State of Georgia general obligation and guaranteed revenue debt from the State, to provide the means for the proper application of the proceeds of such debt, and to establish the procedure for protecting the holders of such debt. Under the Constitution of the State of Georgia, the highest aggregate annual debt service for all outstanding general obligation and guaranteed revenue debt may not exceed 10 percent of the previous fiscal year's revenue collections. As of September 30, 2003, the total debt service for general obligation state debt for the State of Georgia totaled $8,393,468,661.25. The total debt service for guaranteed revenue state debt, as of September 30, 2003, was $663,451,106.25.

   Bond Ratings. State of Georgia general obligation bonds are currently rated as follows: Standard & Poor's, AAA (upgraded from AA+ on July 29, 1997); and Moody's, Aaa (confirmed on October 14, 2003). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Cash Management. The State's investment policy is to maximize the protection of State funds on deposit while accruing an advantageous yield of interest by investing the funds in excess of those required for current operating expenses. Cash is managed in pooled funds to maximize interest earnings. Types of investments are dictated by legislation and are reviewed quarterly.

   Risk Management. The State assumes substantially all risks associated with the following: Claims of covered employees for medical insurance and group life insurance benefits; Claims with respect to death or permanent disability of any law enforcement officer, fireman, or prison guard in the line of duty (limited to a five year disbursement totaling $75,000 or an immediate lump sum settlement of $65,221 per occurrence); Claims of covered employees for workers' compensation benefits; Claims of State employees for unemployment compensation benefits; Liability claims against employees of the University System of Georgia; and Liability claims in connection with abatement and removal of asbestos and other hazardous materials.

   The State also purchases commercial insurance coverage and self-insures to cover risks associated with the following: State owned real and personal property; Liability claims actionable under the law which parties may file against the State, its agencies, officials, employees or appointees; Liability claims against State authorities arising from their operations; and Honesty and faithful performance bonds on employees.

   Various risk control techniques are utilized to minimize accident-related losses. These techniques include safety inspections, assistance in establishing safety programs, training and certification of employees as American Automobile Association instructors, and maintenance of an extensive safety library.

                               Kansas Risk Factors

   Economic Factors and Next Year's Budgets and Rates. According to the Kansas Department of Human Resources Kansas Labor Market Information News Release for July 2003, employment in the State of Kansas for June 2003 was at its highest level since July 1999. Compared to June 2002, employment was up 59,675. Modest gains were shown in most industries. The unemployment rate was 5.1 percent for June 2003, compared to 5.3 percent for last June and the seasonally adjusted national rate for June 2003 of 6.4 percent.

   The Kansas Department of Commerce and Housing reported in November 2003 that Kansas's per capita personal income for 2002 was $29,141 and ranked 26th of all the states. The national per capita personal income was $30,941 in 2002. The cost of doing business in Kansas is 94.1 when compared to the national average of 100.0.

   The Wichita State University Center for Economic Development and Business Research reported in the March 2003 Kansas's Economic Outlook that job creation is expected to be slow during 2003. With layoffs continuing in the manufacturing sector and employers reluctant to resume hiring in the wake of a sluggish national recovery, the competition for the few available manufacturing jobs will be fierce. The telecommunication and airline industries are expected to continue to struggle in 2003. Most of the State's job gains are expected in the services and construction sectors. The majority of the job gains are expected in the Kansas City metro area. The Center for Economic Development and Business Research expected total wage and salary employment in 2003 to increase modestly adding 10,800 jobs or 0.8 percent.

   The latest consensus revenue estimates as of November 3, 2003 revised the estimates for fiscal year 2004 and provided the first estimates for fiscal year 2005. For fiscal year 2004, the estimate was increased by $11.9 million above the previous estimate (made in April and subsequently adjusted for legislation enacted after that point and for the implementation of the property tax accelerator provisions by the Governor in August).

   The revised SGF estimate of $4.484 billion represents a 5.6 percent increase from the final fiscal year 2003 receipts. The fiscal year 2004 estimate includes one-time moneys (tax amnesty, property and motor vehicle taxes, the deferral of $50 million in tax refunds, and revenues from the Federal government) that for the most part are not expected to continue. The initial estimate for fiscal year 2005 is $4.469 billion, which is $14.3 million below the newly revised fiscal year 2004 estimate. This is largely due to the removal of many of the one-time moneys from the receipts base.

   Financial Highlights. The assets of the State exceeded its liabilities at fiscal year ending June 30, 2003 by $10.7 billion. Of this amount, $1.2 billion was reported as unrestricted net assets, which represents the amount available to be used to meet ongoing obligations to citizens and creditors. Total net assets decreased by $13.6 million (.1% decrease) in fiscal year 2003. Net assets of governmental activities decreased by $25 million (.3% decrease), and net assets of the business-type activities increased $11.8 million (.7% increase).

   Fund Highlights. For fiscal year 2003, the governmental funds reported a combined ending fund balance of $674 million, a decrease of $623 million in comparison with the prior year. Of the total amount, $793 million represents the fund balance of the Transportation Fund. There is ($631) million in the "unreserved fund balances" with substantially all being in the Transportation Fund and Transportation-Capital Project Fund. This unreserved ($631) million is roughly 8.1% of the total governmental fund expenditures for the year. The designated balances of $1,305 million include the reserve for inventory of $22 million and the reserve for encumbrances of $1,053 million.

   Differences existed between the original budget and the final budget. Revenue estimates were lowered by approximately $354 million and expenditure estimates were also lowered by approximately $311 million. The original estimates provided for an excess of revenues over expenditures of $129 million. The final budget provided for an excess of $86 million of revenues over expenditures. In reality, fiscal year 2003 was closed with an excess of revenues over expenditures of $108 million.

   Revenues and Expenditures. During 1990, the Kansas legislature enacted legislation-establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers.

   Estimates for the State General Fund are developed using a consensus revenue estimate approach. Pursuant to K.S.A. 75-6701, on or before each December 4 or each April 4, the Director of the Budget and the Director of the Legislative Research Department shall prepare a joint estimate of revenue to the State General Fund for the current and the ensuing fiscal year. If legislation is passed affecting State General Fund revenue, the two directors prepare a joint estimate of such revenue. If the two directors are unable to agree on the joint estimates, the Legislature must use the estimate of the Director of Legislative Research and the Governor must use the estimate of the Director of the Budget. (To date, the two directors have successfully reached agreement on these revenue estimates.)

   The focus of the State's governmental funds is to provide information on near-term inflows, outflows, and balances of expendable resources. Such information is useful in assessing the financing requirements. In particular, unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year. As of the end of the current fiscal year, governmental funds reported a combined ending fund balance of $674 million, a decrease of $623 million in comparison with the prior year. Part of this fund balance is reserved to indicate that it is not available for new spending because it has already been committed to liquidate contracts and purchase orders of the prior fiscal year in the amount of $1,053 million or for inventory in the amount of $22 million.

   The General Fund is the chief operating fund of the State. At the end of the current fiscal year, unreserved fund balance of the General Fund was a negative $54 million, while the total fund balance reached a negative $35 million. This deficit fund balance was a result of year-end payables and commitments exceeding available resources. As a measure of liquidity of the General Fund, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 1.3 percent of total general fund expenditures, while total fund balance represents 0.8 percent of that same amount. The fund balance of the General Fund decreased by $113 million during the current fiscal year. This is a 144.9 percent decrease from the prior year.

   State investment in capital assets for its governmental and business-type activities as of June 30, 2003, amounts to $10.8 billion. This investment in capital assets includes land, buildings, improvements, equipment, infrastructure and construction in progress. Infrastructure assets are items that are normally immovable and of value only to the State, such as roads, bridges, streets and sidewalks, drainage systems, lighting systems, and similar items.

   The Kansas Department of Transportation used the modified approach for valuing their infrastructure. The roadways' conditions are assessed using a pavement management system. The bridges' conditions are assessed using the Pontis Bridge Management System. The conditions for the roadways and the bridges exceeded the Department's policy for minimum condition levels. The total increase in the investment in capital assets for its governmental and business-type activities for the current fiscal year was about 3% in terms of net book value. The majority of capital asset expenditures were used to construct or reconstruct roads and bridges. Depreciation charges for the year totaled $130 million. Additional information on the capital assets can be found in Note III of the notes to the financial statements of this report.

   Debt Management. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. The State's total long-term debt obligation showed a net increase of $271 million (9.4%) during the current year. This increase was primarily due to the increase of $144 million in revenue bonds, $135 million in STAR bonds, and $31 million in capital leases and was offset by the decreases of $37 million in claims and judgments and $3 million in loan reserve payable.

   The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. KDFA is a public body politic and corporate, constituting an independent instrumentality of the State of Kansas. It was created to enhance the ability of the State to finance capital improvements and improve access to long-term financing for State agencies, political subdivisions, public and private organizations, and businesses.

   The total long-term bond debt obligations increased by $176 million during the current fiscal year. The key factor in this increase was the issuance of $144 million of Water Pollution Control Revenue Bonds Series 2002 and 2003. Additional information on long-term debt obligations can be found in Note III of the notes to the financial statements of this report.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is the State's opinion, according to the State's financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the State's financial position.

   Ratings. As of September 2004, State of Kansas's general obligation bonds are rated as AA+ by Standard & Poor's Ratings Services and Aaa by Moody's Investors Service, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Kansas issuers may be unrelated to the creditworthiness of obligations issued by the state of Kansas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Kansas Trust is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "Kansas Municipal Obligations"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

                              Kentucky Risk Factors

   Economic Condition and Outlook. Both the Kentucky and U.S. economies grew rapidly through most of the decade of the 1990s. With the apparent advent of the "new economy" -- a phrase used to describe the economic prosperity derived from the Internet and biotechnology-- many businesses and economists thought that the era of business cycles was over. This optimism was shattered by the recession of 2001 as real Gross Domestic Product (GDP) went from a growth rate of 4.4% in fiscal year 2000 to 1.8% in 2001 and a tepid 0.8% in 2002.

   Fiscal year 2003 can best be described as a period of slow recovery from the sharp downturn of the previous two years. Real GDP grew by 2.7% and industrial output turned mildly positive from a decline of 4.3% in 2002 to 0.2% in 2003. However, much of the increase in output was from rapid gains in productivity and a slightly increased workweek. Employment continued to decline during 2003. Nonagricultural employment in Kentucky dipped by 0.5%. Manufacturing continues to be a key sector in Kentucky. It accounts for around 15% of all employment and provides much of the high-end wages. Employment in manufacturing declined by 3.4%. Key areas like mining, trade, and transportation also experienced job losses.

   The only areas that showed gains were in the service-related industries, especially in educational and health services. The outlook for fiscal year 2004 is much more promising. Not only is U.S. real GDP expected to increase by a robust 3.5%, but employment in Kentucky is forecasted to go up by 0.5%. The job loss in manufacturing, however, is expected to continue as many of the jobs lost during the last three years have located elsewhere and are unlikely to return to Kentucky. The areas that are expected to see growth are business services, educational and health services, as well as trade, transportation, and utilities.

   Major Initiatives. In March of fiscal year 2003, the General Assembly enacted the Commonwealth's 2002-2004 biennial budget when meeting in Regular Session. Prior to that time, both the Executive and Judicial Branches of government had operated under Spending Plans promulgated at the beginning of the fiscal year as Executive Orders by the Governor and the Chief Justice, respectively. This was unprecedented in Kentucky's history.

   The Spending Plans represented a continuation of current levels of activity exclusive of new bond issues and debt-financed construction activity. The March 2003 enactment of Appropriations Bills for the Executive and Judicial Branches covered both fiscal years of the biennium, in large part incorporating actions undertaken under the Spending Plans previously, and approved a significant capital finance program financed with bonds for schools and local water and sewer projects. Moreover, the General Assembly also passed Senate Bill 48 formally appropriating the funds required for expenditures previously approved by the Secretary of the Finance and Administration Cabinet for which the Office of the State Treasurer had "written a check." This measure essentially ratified the actions undertaken in the Executive and Judicial Branch Spending Plans preceding the effective dates of House Bill 269 and House Bill 294, the Executive and Judicial Appropriations Acts, respectively.

   The budget enacted by the 2003 Session of the General Assembly effected further reductions in spending authority for most state agencies in both fiscal year 2003 and fiscal year 2004 - with important exceptions, the most significant of which was for elementary and secondary education. This action was taken in recognition of a continued deterioration in state revenue collections as compared with the estimates upon which the Spending Plans had been predicated. Nonetheless, nearing the close of fiscal year 2003, it became clear that even these reduced levels of General Fund revenues would not materialize. And, in fact, the General Fund actual receipts were some $75 million short of the revenue estimate as it had been most recently revised during the 2003 Session.

   This shortfall was more than offset by a combination of factors including the enactment of federal fiscal relief legislation by the U.S. Congress that provided Kentucky with $69 million for ongoing General Fund-supported activity (exclusive of Medicaid), as well as administrative cost savings measures that resulted in lapses of unspent General Funds sufficient to close the year with a modest surplus. This surplus of $24 million was credited to the Budget Reserve Trust Fund, which had been appropriated to receive $5 million in fiscal year 2003 by the General Assembly.

   In addition to the small surplus, the state General Fund ended the fiscal year with an undesignated fund balance of $138 million - the amount that had been intended in the enacted budget. This ending balance was then appropriated by the legislature for expenditure in the 2004 fiscal year. The administrative savings initiatives had first been set out in an Executive Order in December 2002 by the Governor. These measures entailed reductions in the state workforce largely by attrition and hiring freezes, specified reductions in travel, containment of energy costs, reductions in contracts for services, restrictions on equipment purchases, and other fiscal austerity measures. These administrative savings measures were subsequently incorporated in the Appropriations Bill enacted by the General Assembly and were, in a number of cases, expanded upon.

   The state Road Fund ended the fiscal year almost exactly as had been budgeted and estimated in the Spending Plan and the 2003 legislative session. A modest surplus of $23 million attributable largely to lapsed expenditure authority accruing from the administrative savings measures was made available to the Road Fund Surplus Plan. The enacted budget also renewed authorization for the state construction program to continue a policy of "pre-financing" road construction projects. This was intended to "spend down" a multi-year accumulated Road Fund balance in order to hasten completion of projects included in the enacted Six-Year Road Fund program. However, the General Assembly constrained that spending authority by including a budgetary limitation that a targeted $100 million Road Fund balance had to be maintained until such time as a Spending Plan to manage cash flows had been submitted to and approved by the Secretary of the Finance and Administration Cabinet. That review had not yet been finalized by the close of the fiscal year.

   Fund Highlights. As of the close of the fiscal year 2003, the Commonwealth's governmental funds reported combined ending fund balances of $2.16 billion, a decrease of $196 million in comparison with the prior year. Of this total amount $690 million was reserved, and the balance of $1.47 billion was unreserved. The unreserved undesignated fund balance of the General Fund was $184 million at June 30, 2003. Enterprise funds reported net assets of $(61) million, of which $713 million was restricted or invested in capital assets, and the balance of $(774) million was unrestricted.

   Debt Administration. The authority of the Commonwealth to incur debt is described in Article X, Section 25, of the Kentucky Constitution. In 1987, the Commonwealth created the Executive Bond Oversight Commission and the Legislative Bond Oversight Commission. The commissions meet jointly to review all proposed debt issuance. Both commissions must approve each financing plan before obligations are issued. The legislation that created the bond oversight commissions also created the position of Commonwealth Bond Advisor, who advises the commissions and must approve the pricing and fees associated with any debt issuance.

   The Commonwealth of Kentucky's bonded debt decreased by $240 million to $3,165,223, a 7% decrease during the current fiscal year. No general obligation bonds were authorized or outstanding at June 30, 2003. The key factor in this decrease was the payment of principal on bonds outstanding and no new bonds were issued during fiscal year 2003.

   The amount of debt service for general bonded debt, the ratio of this amount to total expenditures for general governmental functions, and the amount of debt per capita are useful indicators to citizens, investors, and management regarding the Commonwealth's debt position. The data for 2003 is: Debt service (thousands) - $460,256; Ratio to Total General Governmental Expenditures - 3.10%; Per Capita General Bonded Debt - $759. No general obligation bonds were authorized or outstanding at June 30, 2003.

   Cash Management. The Commonwealth's investments are governed by KRS 42.500 et seq. and KAR Title 200 Chapter 14. The State Investment Commission, comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet and gubernatorial appointees of the Kentucky Banker's Association, is charged with the oversight of the Commonwealth's investment activities. The Commission is required to meet at least quarterly, and delegates day-to-day investment management to the Office of Financial Management.

   At June 30, 2003, the Commonwealth's operating portfolio was approximately $2.73 billion in cash and securities. The composition of investments was as follows: U.S. treasury securities (19%); securities issued by agencies, corporations and instrumentalities of the United States Government, including mortgage backed securities and collateralized mortgage obligations (42%); repurchase agreements collateralized by the aforementioned (13%); municipal securities (5%); and corporate and asset backed securities, including money market securities (21%). The portfolio had a current yield of 1.71% and an effective duration of 1.55 years. Investment income for Fiscal Year 2003 was $149 million versus $221 million the previous fiscal year.

   The Commonwealth's investments are categorized into four investment pools:
Short-term, Intermediate-term, Long-term and Bond Proceeds Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short-term Pool consists primarily of General Fund cash balances and provides liquidity to the remaining pools. The Intermediate-term Pool represents Agency Fund investments, state held component unit funds and fiduciary fund accounts held for the benefit of others by the Commonwealth. The Long-term Pool invests funds deemed appropriate for the pool where liquidity is not a serious concern. The Bond Proceeds Pool is where bond proceeds for capital construction projects are deposited until expended for their intended purpose.

   The Commonwealth engages in selective derivative transactions. These transactions are entered into only with an abundance of caution and for specific hedge applications to minimize yield volatility in the portfolio. The State Investment Commission expressly prohibits the use of margin or other leveraging techniques. The Commonwealth executes a variety of transactions which may be considered derivative transactions, which include: the securities lending program, over-the-counter treasury options, interest rate swaps, mortgage backed securities, collateralized mortgage obligations and asset backed securities.

   The Commonwealth has used over-the-counter treasury options since the mid-1980s to hedge and add value to the portfolio of treasury securities. These transactions involve the purchase and sale of put and call options on a covered basis, holding either cash or securities sufficient to meet the obligation should it be exercised. The State Investment Commission limits the total option commitment to no more than twenty percent of the total portfolio of treasury and agency securities. Historically, actual commitments have been less than ten percent of the portfolio. The Commonwealth has had a securities lending program since the mid-1980s. The Commonwealth is able to enter into either a principal relationship or an agent relationship. In a principal relationship the Commonwealth reverses its treasury and agency securities in exchange for 102% of eligible collateral, marked to market daily. Eligible Collateral is defined as securities authorized for purchase pursuant to KRS 42.500. In an agent program the agent lends the Commonwealth's treasuries and agencies, takes the cash received from the loan and invests it in securities authorized for purchase pursuant to KRS 42.500. The income generated by these transactions is split between the agent and the Commonwealth. At the present time the Commonwealth has entered into an agent agreement that has a guarantee of 10 basis points of the average market value of securities in the program.

   On June 20, 2003, the State Investment Commission adopted Resolution 03-03, which amended the Commonwealth's investment policy concerning asset-based interest rate swaps. The change modifies the exposure limits from a $200 million notional amount to a net market value approach, the absolute value of which cannot exceed $50 million for all counter-parties. The Commonwealth engages in asset-based interest rate swaps to better manage its duration and to stabilize the volatility of interest income. As of June 30, 2003, the Commonwealth had no asset-based swap transactions outstanding.

   House Bill 5 of the First Extraordinary Session of 1997 was enacted on May 30, 1997. The Bill amended KRS 42.500 to authorize the purchase of additional investment securities with excess funds available for investment. The new classes of investment securities include: United States dollar denominated corporate securities, issued by foreign and domestic issuers, including sovereign and supranatural governments, rated in one of the three highest categories by a nationally recognized rating agency, and asset backed securities rated in the highest category by a nationally recognized rating agency.

   KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker's Acceptances and Certificates of Deposit are limited to twenty-five million per issuer and a stated final maturity of five years or less. Money market securities rated A1-P1 or higher are limited to 20% of any investment pool and when combined with corporate and asset backed securities (ABS) must not exceed 25% of any investment pool. United States Agency Mortgage Backed Securities (MBS) and Collateralized Mortgage Obligations (CMO) are also limited to a maximum of 25% of any investment portfolio. ABS, MBS and CMO must have a weighted-average-life of four years or less at time of purchase.

   Risk Management. The Division of Risk Management (DRM) provides oversight and coordinates risk management and insurance responsibilities among various state agencies in accordance with KRS 42.0245. For the year ended June 30, 2003, the Division assisted in achieving a cash savings of $478,000 by obtaining lower bids from improved insurance bid specifications and by seeking broader markets. Risk exposures in the amount of $10,000,000 were eliminated for state agencies' properties that were either uninsured or underinsured. The Finance and Administration Cabinet insures property, computers, vehicles, telephones, fidelity bonds, and workers' compensation with a total insurance value $506 million annually for a premium of $285,000. New risk management initiatives included developing a loss control program for the Administrative Office of the Courts (AOC). Recommendations for a bonding program for the Court's Master Commissioners will be fully implemented in fiscal year 2004.

   Currently, the Commonwealth's two major self-insurance programs include the State Fire and Tornado Insurance Fund for property and casualty coverage; and the State Self-Insurance Fund for Workers' Compensation benefits. The Finance and Administration Cabinet, in accordance with KRS 45A.022, purchases insurance policies to transfer to insurance companies other financial and catastrophic risks for various state agencies. One such coverage is the vehicle liability insurance policy, which insures 8,793 vehicles for an annual premium of $3,114,648.50. As of June 30, 1999, the Commonwealth terminated the self-insured Kentucky Kare program and offered coverage for health benefits through competitive bidding with the private health insurance markets. The Commonwealth expended $628 million for health insurance for the calendar year 2002, covering a group of 225,622 lives.

   The State Fire and Tornado Insurance Fund, created in 1936, insures publicly owned buildings and personal property, including computers, against loss from fire, windstorms, hail, explosions, floods and earthquakes. All state agencies are required to secure insurance from the Fund against these perils. Earthquake and flood coverage for all state facilities are available as additional insured perils in the Fund. The Fund, in accordance with KRS 56.070, is comprised of an appropriation level of $5 million combined with premiums charged to state agencies and universities. By statute, the Fund must have a reserve of $5 million at the close of each fiscal year.

   Current Annual premiums of $6,795,205 insure $8,448,316,374 in property assets for 6,900 facilities throughout the state. Included in this amount is $825,683,605 in property assets for computers, telephones, fine arts, and other insured assets. All losses are reinsured to limit fund liability to $500,000 for any one loss to each subject risk. The premium for reinsurance is $4,460,450, a 16.2% increase from the previous fiscal year. For the year ended June 30, 2003, the Fund paid 313 claims in the amount of $2,515,479.

   The State Self-Insured Workers Compensation Trust Fund, established in 1979, provides workers' compensation coverage for state employees. At June 30, 2003, the State program had assets of $7.2 million and an unreserved accumulated deficit of $87.8 million. Premium income for the fiscal year totaled $21.4 million. The unreserved accumulated deficit increased $9.4 million or 8.9% from the previous fiscal year. The Fund carries reinsurance coverage for large individual or incident claims of $5 million with limits of $10 million. The amount of claims paid for the fiscal year was $18.7 million, which is $6.3 million less than fiscal year 2002. The Transportation Cabinet has a separate self-insured workers' compensation fund for its employees. As of June 30, 2003, the Fund has a claim liability of $22.7 million. Total claim payments for the year were $3.6 million. The fund carries reinsurance coverage for claims exceeding $1 million with limits of $10 million.

   Bond Rating. As of September 2004, State of Kentucky general obligation bonds have been given the following ratings: Standard & Poor's Ratings Services, AA-; Moody's Investors Service, Inc., Aa2. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Kentucky issuers may be unrelated to the creditworthiness of obligations issued by the State of Kentucky, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Kentucky Trust is susceptible to political, economic or regulatory factors affecting issuers of Kentucky municipal obligations (the "Kentucky Municipal Obligations"). These include the possible adverse effects of certain Kentucky constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Kentucky and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Kentucky or contained in Official Statements for various Kentucky Municipal Obligations.

                             Louisiana Risk Factors

   Economic Outlook. Located on the Gulf of Mexico and bounded by Arkansas, Texas and Mississippi, Louisiana occupies a land area of 43,411 square miles and serves a population of 4,483,000. The Executive, Judicial and Legislative Branches govern the State as provided by the State Constitution of 1974.

   The State provides a variety of services to citizens including education, health care, public safety, road and highway development and maintenance, and recreation. These services are financed primarily through taxes, fees, mineral royalties and federal revenues, which are accounted for by various funds (general fund, special revenue funds, capital project funds, etc.).

   Major industries in Louisiana include agriculture, fishing, and processing of mineral resources. The State leads the nation in the production of salt and sulfur and ranks high in the production of crude petroleum, natural gas, and natural gas liquids. The State rapidly industrialized in the 1960's and 70's and has giant oil refineries, petrochemical plants, foundries, and lumber and paper mills. Four of the ten busiest U.S. ports are located in Louisiana along the lower Mississippi River (New Orleans, South Louisiana, Baton Rouge, and Plaquemines).

   The State financial reporting entity includes 51 active component units, which are reported discretely in the financial statements. These component units include colleges and universities, boards and commissions, ports, levee districts, and other special purpose authorities.

   Louisiana will be returning to the growth mode during 2004-05 after three years of decline in which the State lost 1.2% of its workforce. The chemical industry will continue to slide because of high natural gas prices, but the transportation equipment manufacturing industry should offset this loss somewhat. Large military contracts will boost the shipbuilding industry and General Motors will open a new automotive plant. With several large construction projects planned, the construction industry will recover those jobs lost with the industrial construction decline associated with the chemical industry losses.

   As the State economy picks up, the retail trade, professional services, and transportation industry should return to a better growth status. Health care will continue to be a major source of new jobs. Louisiana improved from 45th to 41st in the ranks of per capita income among the 50 states due to a much milder hit from the national recession than most other states. Personal income growth should also rise accordingly in 2004.

   Major Initiatives. Three bond rating agencies, Fitch, Standard & Poor's, and Moody's, have raised Louisiana's bond rating based on its improved financial profile. Fitch and Standard & Poor's raised the rating from an A to an A+ and Moody's went from a bond rating of A2 to A1. Contributing factors in the bond rating upgrade are due to the number of changes in the financial stability of the State, which has stabilized the credit outlook with a continued conservative approach to managing the budget and debt, as well as a strong cash position. These bond rating increases were instrumental in helping Louisiana borrow money at a record low interest rate for the sale of $290.8 million in general obligation bonds for approved capital outlay projects.

   Other noteworthy economic developments are the new industrial additions and expansions coming to the State that will result in new high quality jobs. Some of these are: Sasol North America, Inc., a chemicals manufacturer and marketer; Plastipak Packaging, Inc., a plastic bottling facility supplying Procter & Gamble; Conrad Aluminum, LLC, an aluminum fabrication facility; and four high tech companies that specialize in geospatial areas that provide satellite and aerial imaging. These new industries are reflective of the positive changes that are being made to economic development and incentive programs that have been put into place as part of the long-term economic development master plan, Louisiana:
Vision 2020.

   Fund Highlights. Supplemental appropriations are usually passed before the end of the fiscal year based on revisions to estimated revenues by the Revenue Estimating Conference and the needs of various departments and programs. Final budgeted revenues were approximately $654 million greater than originally budgeted and final budgeted expenditures were approximately $1.3 billion greater than originally budgeted. Transfers in from other funds make up the difference between revenues and expenditures. Final budgeted expenditures in excess of original budgeted expenditures include $201 million for the Department of the Military, mainly for damage caused by Hurricane Lili and Tropical Storm Isidore; $262 million for the Medicaid Program, due mainly to an increased number of Medicaid patients; $250 million to the Department of Social Services; $67 million for coastal restoration and management; $108 million for the Job Training and Placement Program; 103 million for higher education; and more than $200 million for various other projects or services.

   Final budgeted revenues in excess of original budgeted revenues is due to $161 million in Federal aid received from the Federal Emergency Management Agency (FEMA) for the damages caused by the Hurricane Lili and Tropical Storm Isidore; $30 million as a result of an increase in the Federal matching rate for certain medical assistance expenditures under the Medicaid Program; the receipt of approximately $76 million in Federal aid as a result of the Job and Growth Tax Relief Reconciliation Act of 2003; and more than $385 million in other revenues.

   Actual revenues were $431 million less than the final budgeted revenue and actual expenditures were $1.3 billion less than final budgeted expenditures. The difference between the final budgeted amounts and actual results can be attributed to an over estimation of final budgeted revenues and transfers. Consequently, there were less expenditures due to the lack of funds.

   Revenue and Expenditures. The Louisiana Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the Legislature and given constitutional status in 1990 (Article VII, Section 10 of the State Constitution). The Conference was established to provide an official forecast of anticipated state revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(E) of the State Constitution.

   In developing the official forecast, the Conference can only consider revenues that are projected to accrue to the state as a result of laws and rules enacted and in effect during the forecast period. The Conference is prohibited from including revenues which would be raised by proposed legislation or rules. During the 1990 Regular Session of the Louisiana Legislature, a constitutional amendment was approved (Act No. 1096), granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties or responsibilities which are currently provided by statute.

   The General Fund is the chief operating fund of the State. The overall performance of the General Fund declined $45 million due to expenditures outpacing revenues as shown by comparing the restated net change in fund balance in fiscal year 2002 to that of fiscal year 2003; however, the unreserved/undesignated fund balance improved from a deficit of $34 million to zero. Also, $18 million was designated in fiscal year 2003 due to an increase in the unrealized gain in the investment portfolio of the State. This improvement, in spite of the overall decline in the performance of the General Fund, was due to the large reduction in the Reserve for Specific Purposes, which were $328 million in fiscal year 2002 and $231 million in fiscal year 2003 (a decline of $97 million).

   General Fund revenues and expenditures increased during the fiscal year by $526 million and $701 million, respectively. The increases in expenditures can be largely attributed to $363 million in additional education related expenditures and $334 million in additional general government expenditures. Some of the larger expenditures for education included higher education; the Minimum Foundation Program, whose purpose is to provide a minimum foundation of education to all public elementary and secondary school students in Louisiana; and the Temporary Assistance for Needy Families (TANF) Program, which provides extraordinary flexibility for funding a wide variety of employment and training activities, supportive services, and benefits that will enable clients to get a job, keep a job, and improve their economic circumstances. The increase in general government expenditures is also partially due to the increased spending in the TANF Program. The majority of the increase in General Fund revenues can be attributed to an increase in Federal funding.

   Revenues for the Bond Security and Redemption Fund decreased by $1.5 billion (14%) in fiscal year 2003, which can mainly be attributed to larger than normal revenues in fiscal year 2002 due to the sale of 60% of the tobacco settlement during that year. The Louisiana Education Quality Trust Fund reported interest earnings of $17.1 million (a 4% increase) and market gains of $13.3 million. The fund balance for the Medicaid Trust for the Elderly increased to $907 million (a 17% increase) due mainly to a reduction in expenditures as a result of the reduction in the amount paid for the Nursing Home Intergovernmental Transfer Program and the increase in the Federal matching rate on certain expenditures.

   Cash Management. The State Treasurer is responsible for managing all cash and investments, with the exception of certain component units included in the reporting entity that have independent powers to manage and invest their funds. During fiscal year 2003, cash management and investment transactions managed by the State Treasurer included checking accounts, certificates of deposit, U.S. government and agency obligations, commercial paper, repurchase agreements, and security lending agreements. Legal requirements for the investment of funds maintained by the State Treasurer are discussed in Note 2 to the financial statements.

   For fiscal year 2003, the Treasury earned $107,514,714 on its fixed-income investments for the General Fund. The investments earned a cash rate of return of 4.00% during fiscal year 2003, which is a 12.7% decrease from the 4.58% rate that earned $126,312,075 in the previous year. By comparison, the thirty-day Treasury bill averaged 1.28% and the two-year Treasury note averaged 5.64% during the same period.

   The fixed income and equity investments of the Louisiana Education Quality Trust Fund earned a total rate of return of 12.1% for the 2003 fiscal year, which is a 764% increase from the 1.4% rate of return reported for the 2002 fiscal year.

   Debt Management. The Louisiana Constitution of 1974 provides that the state shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature. The State authorizes, issues, and sells debt obligations. General obligation bonds issued by the State are backed by the full faith and credit of the State. The State also issues revenue obligations, which are secured by a pledge of revenues or property derived from the operations of a program funded by the issuance of the obligations.

   Louisiana Revised Statutes (LRS) 39:1365(25) limits the legislative authorization of general obligation bonds and other general obligations secured by the full faith and credit of the state by prohibiting total authorized bonds from exceeding an amount equal to two times the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years prior to such authorization. The bond authorization limitation is $20,458,126,000. The total general obligation bonds authorized are $2,010,977,000 at June 30, 2003, or 9.83% of the bond authorization limit.

   LRS 39:1402(D) limits issuance by the Louisiana State Bond Commission of general obligation bonds or other general obligations secured by the full faith and credit of the State. The highest annual debt service requirement for the current or any subsequent fiscal years for general obligation debt, including the debt service on any bonds or other obligations that are proposed to be sold by the Louisiana State Bond Commission, may not exceed 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to the issuance being proposed. The general obligation debt issuance limitation is $1,022,906,000.

   At June 30, 2003, the highest current or future annual general obligation debt service requirement is $268,395,000, which represents 26.24% of the debt issuance limitation. LRS 39:1367, enacted pursuant to a constitutional amendment, provides that the State Bond Commission establish annually a limit on the net State tax-supported debt issued subject to certain percentages established in the statutes and based on General Fund and dedicated funds revenues forecast by the Revenue Estimating Conference. The maximum amount of net State tax-supported debt allowed by statute for fiscal year 2002-2003 is 6.50% of estimated General Fund and dedicated funds revenues established by the Revenue Estimating Conference. During the fiscal year 2002-2003, the total net State tax-supported debt paid was $479,908,872 or 6.13% of the estimated General Fund and dedicated funds revenues established by the Revenue Estimating Conference.

   During fiscal year, 2003, $291 million in new general obligation debt and $333 million in revenue bonds were issued, which increased the bonded debt by $236 million. The additional general obligation bonds were issued for various construction projects at several state parks, construction and renovations at several universities, and various local projects. The bulk of the newly issued revenue bonds, $275 million, can be attributed to the TIMED project, a new program to widen highways, build bridges and provide transportation improvements.

   Risk Management. The primary government, through the Office of Risk Management, retains risk for property, casualty, and worker's compensation insurance, as well as coverage for all State property, with virtually no upper limits. Auto liability, comprehensive, and collision coverage is provided for the State fleet and other coverage, such as bonds, crime, aviation, and marine insurance, is provided as needed.

   Bond Rating: As of September 2004, State of Louisiana general obligation bonds have been given the following ratings: Standard & Poor's Ratings Services, A+; Moody's Investors Service, Inc., A1; and Fitch IBCA, Inc., A+. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Louisiana issuers may be unrelated to the creditworthiness of obligations issued by the State of Louisiana, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Louisiana Trust is susceptible to political, economic or regulatory factors affecting issuers of Louisiana municipal obligations (the "Louisiana Municipal Obligations"). These include the possible adverse effects of certain Louisiana constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Louisiana and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Louisiana or contained in Official Statements for various Louisiana Municipal Obligations.

                               Maine Risk Factors

   Certain Considerations. Generally. Maine's economy is based in large part on its natural resources--fishing, farming, forestry and tourism. The nature of these industries has meant that a significant portion of the state's employment opportunities are seasonal and overall earnings lag behind national averages. One of Maine's greatest impediments to faster economic growth is slow population gain.

   The Maine economy appears to have stabilized. Following the past few years of robust economic growth, the State's employment actually declined 0.3% in 2002 and 0.2% in 2003. Meanwhile, as layoff announcements became more frequent, the State's jobless rate started to tick upward from its 2002 rate of 4.5% to 5.1% in 2003, but was still 0.9% below the national average of 6%. Income growth slowed 4.4% in 2002 to an estimated 4.1% for 2003. However, economists are projecting a positive gain of 0.8% in employment during 2004.

   Even in a period of weakness, Maine's economic growth has, for the most part, outpaced that of both the nation and the region. National employment growth over the period was a negative 0.9% in 2002. With the nation experiencing deeper job cuts than Maine, unemployment spiked to 6%, a full 1.5 percentage points above the Pine Tree State. And for the first time in over a decade, Maine's income gains outpaced the nation's in 2001 and hit the national average in 2002.

   The primary reason for Maine's relative "vibrancy" appears to be that the economy is far less invested in the technology sector which has been ravaged through the stock market adjustment, taking its toll on technology dependent regions like New England and on the nation as a whole. In Maine, during 2003, taxable retail sales and construction contracts continued to improve. Construction contracts increased by 12.4% and taxable retail sales increased 4.6% over 2002.

   Businesses invested $146.3 million in Maine during 2003. Northern Maine saw the addition of 166 new jobs added to the economy in diverse industries that include manufacturing, computer services, and financial services. Central and Western Maine added 126 new jobs in various sectors and saw the investment of $112.5 million by International Paper at their Jay facility. Southern Maine continued to grow economically as the Gulf of Maine Research Institute invested $9.0 million and created 55 new jobs at the Portland Marine Research Center. Columbia Air Services retained 15 jobs and invested $500,000 in their Trenton facility to provide aviation support services.

   Maine's employment is expected to grow once more in 2004 at a rate of 0.8%. Most job gains will be in the non-manufacturing sector, led by retail trade, health and other services. Manufacturing employment is projected to continue its descent through the period, though the pace of decline will abate from -7% in 2003 to -3.2% in 2005. Further erosion in manufacturing employment will also constrain income gains through the period. It appears that Maine was in a period of stabilization in 2003 and the trend will continue through part of 2004 until the US economy can develop enough traction to pull States out of their malaise. Overall, Maine's growth should resume in 2004 at a slow but steady gait.

   Major Initiatives. During 2003, the Governor proposed landmark legislation to create a health plan that will extend comprehensive health insurance to small employers, self-employed and the uninsured. Legislation was enacted in FY 2004 as a part of the plan establishing Dirigo Health. Dirigo Health is an independent State agency designed to implement the Governor's vision of health care reform in Maine.

   Revenues and Expenditures. The State pools cash for a variety of State agencies and public sector entities. Interest earned on pooled cash is allocated to the various funds, generally based on their average equity balances. In accordance with statute, the Treasurer of State may deposit State funds in any of the banking institutions organized under the laws of this State, and any national bank or federal savings and loan association located in the State. All State money in any depository of State Government shall be to the credit of the State but the Treasurer of State shall not withdraw any of the funds except upon the authority of the State Controller.

   The Treasurer of State may invest funds that exceed current obligations, with the concurrence of the State Controller or the Commissioner of Administrative and Financial Services, and the consent of the Governor. The list of approved pool investments includes: U.S. Treasury Bills, Notes, Bonds and Agency Securities, certain secured repurchase agreements, prime commercial paper, tax-exempt obligations, banker's acceptances, and certain secured shares of an investment company registered under the federal Investment Company Act of 1940.

   Deposits with financial institutions are classified by collateral risk into three categories. Category 1 is the amount of State deposits that are fully insured or collateralized with securities held by the State or its agent in the States name. Category 2 is the amount of deposits that are collateralized with securities held by the pledging financial institution's trust department or agent in the State's name. Category 3 is the amount of deposits that are neither collateralized nor insured.

   Debt Management. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

   Risk Management. In general, the State is "self-insured" for health and dental insurance, worker's compensation, tort liability, vehicle liability, marine and aircraft, property losses, and retiree health insurance for State employees and teachers. The Risk Management Division's activities include analysis of and control over insurance coverage and risk exposure. Risk Management funds the cost of providing claims servicing and claims payment by charging premiums to agencies based on a review of past losses and estimated losses for the current period.

   As of September 2004, State of Maine's general obligation bonds are rated as AA by Standard & Poor's Ratings Services, AA+ by Fitch IBCA, Inc. and Aa2 by Moody's Investors Service, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the state of Maine, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Maine Trust is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations (the "Maine Municipal Obligations"). These include the possible adverse effects of certain Maine constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Maine or contained in Official Statements for various Maine Municipal Obligations.

                              Maryland Risk Factors

   Maryland's Economy. Maryland is doing a good job overall at promoting economic development, despite a high number of business closings and poor diversity in industry. For the third quarter of 2003, Maryland firms reported both gains in revenue and employment growth. The percentage of firms reporting revenue growth increased from 43% in the second quarter to 47% in the third quarter of 2003. The percentage of firms reporting increases in employment during the third quarter of 2003 increased from 31% to 35%. These sustained increases are significant in that both revenue and employment gains are indicators that Maryland firms have continued to experience positive growth prior to and during the national economic recovery. Firms reporting increases in revenues have occurred over the entire year. The gains in employment growth have been continuing upward over the past four quarters. Employment gains have been increasing at a continually faster pace since the fourth quarter of 2002. With the latest data showing the State's unemployment rate nearly two percentage points below the national average, only 25% of responding firms in 2003 stated that labor market conditions in Maryland have hindered their ability to do business. This indicates that firms are able to increase their revenues and increase their employment despite a tight labor market.

   In the third quarter of 2003, businesses continued to indicate a very favorable attitude towards the business climate in Maryland. The percentage of firms viewing the State as being business friendly decreased slightly and the percentage of firms viewing the State as unfriendly to business also decreased slightly. The percentage of businesses that rated the State as either being pro-business or business friendly decreased from 59% in the second quarter to 57% in the third quarter of 2003. The percentage of businesses holding a negative view of the State's business climate (rating Maryland as either anti-business or business unfriendly) decreased from 13% in the second quarter to 11% in the second quarter of 2003.

   However, the businesses in Maryland have pessimistic indications for the coming year. Maryland businesses have reported diminished expectations for revenue and employment growth for 2004. The percentage of firms expecting revenue growth in the coming year decreased from 76% to 63% in the third quarter, while the percentage of firms expecting employment growth in 2004 decreased from 60% to 52% in the third quarter of 2003. While the percentage of firms with expectations for great increases in employment and revenues in 2004 held nearly steady from the second to third quarters of 2003, the decline in the percentage of firms expecting slight increases in revenues and employment drove the overall number of firms expecting increases to decline.

   Revenues and Expenditures. The State's combined net assets (government and business-type activities) totaled $15.7 billion at the end of 2002, compared to $16.1 billion at the end of the previous year. Specifically, the State's net assets decreased by $407.5 million during the current fiscal year. This decrease represents the degree to which ongoing revenues, mainly income taxes, have not kept pace with ongoing expenses. The largest portion of the State's net assets, 78%, reflects investment in capital assets such as land, buildings, equipment, and infrastructure, less any related debt to acquire those assets that is still outstanding. The State uses these capital assets to provide services to citizens. Consequentially, these assets are not available for future spending. Although the State's investment in capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   The total primary government revenues for fiscal year 2002 were $19,761,400,000, while the expenditures totaled $20,194,500,000. Governmental activities in fiscal year 2002 resulted in a decrease to the State's net assets of $445.3 million. This decrease occurred primarily because tax revenues declined, due to a gradual downturn in the economy and the phase-in of an income tax reduction. In addition expenditures increased during the year, although cost containment measures kept the fund balance positive.

   As of the end of fiscal year 2002, the State's governmental funds reported a combined fund balance of $2.3 billion, a decrease of $1.1 billion from the prior year. The combined fund balance includes $269.3 million in unreserved fund balance, of which $265.5 million is in the general fund.

   The general fund is the chief operating fund of the State. At the end of fiscal year 2002, the unreserved, designated fund balance of the general fund was $265.5 million, while total fund balance reached $1.6 billion. As a measure of the general fund's liquidity, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 1.8% and total fund balance represents 10.9% of general fund expenditures. The fund balance of the Stategeneral fund decreased by $839.8 million during fiscal year 2002. Although federal revenues, charges for services and other licenses and fees increased over the previous year's revenues, overall, general fund revenue decreased by $335.8 million or 2.3%. This was due primarily to the final year of the phased in income tax reduction, a 50% decline in capital gains tax revenue and a decline in interest earnings. In addition, by the end of the year, overall general fund expenditures increased by $1.1 billion or 8.1%, after taking into effect certain revenue transfers of prior years that were recorded as expenditures in the current fiscal year. Expenditures increased primarily due to increased spending for primary and secondary education, higher education, foster care and child welfare programs, medical assistance, inmate services, housing assistance projects, and land preservation programs.

   Debt Management. Maryland's general obligation bonds have been rated Aaa by Moody's Investors Service and AAA by Standard and Poor's and Fitch Investors, Inc., for a number of years. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The State is empowered by law to authorize, issue and sell general obligation bonds, which are backed by the full faith and credit of the State. The State also issues revenue dedicated bonded debt for the Department of Transportation and various business-type activities whose payment for principal and interest comes solely out of revenues received from the respective activities. This debt is not backed by the State's full faith and credit. At June 30,2002, the State had total bonded debt of $7.7 billion. Of this amount $3.6 billion was debt backed by the full faith and credit of the State. The remaining $4.1 billion was revenue bonds secured solely by the specified revenue sources. The total debt increase for the State in the current fiscal year was 7.1% (3.8% related to general obligation bonds and 11.4% related to revenue bonds).

   During fiscal year 2002, the State issued general obligation debt totaling $528 million at a premium of $41.2 million, including $109.9 million to refinance existing debt to take advantage of favorable interest rates. The refinancing is expected to decrease future debt service payments by $10.2 million. State statutes limit the amount of Consolidated Transportation Bonds that may be outstanding as of June 30 to the amount established in the budget and not to exceed $1.2 billion. The aggregate principal amount of those bonds that was allowed to be outstanding as of June 30,2002, was $799.0 million. This amount is in excess of the actual bonds outstanding ($718 million).

   Each Maryland Trust is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various Maryland and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

                           Massachusetts Risk Factors

     Economic Outlook. Massachusetts and the rest of the nation have in the midst of a profound economic downturn. Even though the Commonwealth of Massachusetts is home to many world-renowned institutions of medicine and higher education, both public and private, keeping the economy relatively stable and full of ingenuity, no sector is immune from this current recession. The Commonwealth, with an international reputation for medical, cultural, historical, and educational institutions, remains the economic and educational hub of New England. The Commonwealth's economy remains diversified but its strongest component is its knowledge-based technology and service industries.

     Massachusetts' infrastructure provides strong support for this knowledge-based economy. There are over 120 colleges and universities located in Massachusetts, and the 2000 US Census has estimated that 35% of the residents over age 25 have earned bachelor's degrees, compared to an estimate of 25.1% for the United States as a whole. The capital, Boston, has over 20 hospitals and three medical schools.

     As of September 2003, the seasonally adjusted unemployment rate for the Commonwealth was 5.3%. This is below the national average rate of 6.1%.

     Revenues and Expenditures. As of the close of fiscal year 2002, the Commonwealth's governmental funds reported a combined ending fund balance of nearly $2.5 billion. Of the $2.5 billion: 226 million, net deficit, represents the "unreserved and undesignated fund balances" largely due to a $1.1 billion deficit in the local aid fund and a nearly $540 million deficit in the highway capital projects fund due to the timing of bond sales. The unreserved general fund balance of over $1.4 billion offsets these deficits. Governmental reserves total nearly $2.7 billion. They include $86 million for continuing appropriations, $881 million for stabilization, $1 billion reserve in bond proceeds reserved for capital projects, largely connected with the Central Artery / Tunnel (CA/T) project and $351 million reserved for retirement of indebtedness. During the year, the reserve for stabilization saw a dramatic decline due to measures passed to balance the budget. Other reserves that were used in this fashion are depicted at the left. The unreserved and undesignated deficit balance of nearly $226 million is roughly 0.7% of the $30 billion of governmental fund expenditures for 2002. To meet the fiscal challenges of fiscal 2002 and beyond, the Commonwealth took a series of measures to remain in fiscal balance. The Commonwealth transferred over $1 billion out of stabilization during fiscal 2002 including $442 million transitioned from fiscal 2001. An additional $550 million will be transferred from stabilization in fiscal 2003.

     Debt Management. The Commonwealth funds its capital appropriations by authorizing the issuance of long-term bonds. The Commonwealth issues short-term and long-term debt that is primarily of a general obligation nature. Debt that is general obligation in nature is backed by the full faith and credit of the Commonwealth and paid from governmental funds. The Commonwealth's outstanding governmental debt increased by nearly $956 million, net of refunding issues, in fiscal 2002, largely for bonds issued related to the Central Artery / Tunnel project. In summary, nearly $2.9 billion in general, special obligation and refunding debt was issued.

     Bond Ratings. As of November 2003, the general obligation bonds of the Commonwealth of Massachusetts were rated AA- by Standard & Poor's Ratings Services , Aa2 by the Moody's Investors Service, Inc.'s and AA- by Fitch IBCA, Inc.'s (formerly Fitch Investors Service, L.P.). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the State of Massachusetts, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Each Massachusetts Trust is susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal obligations (the "Massachusetts Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Massachusetts and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Massachusetts or contained in Official Statements for various Massachusetts Municipal Obligations.

                              Michigan Risk Factors

   Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990 and to 14.9 percent in 2000, durable goods manufacturing still represents a sizable portion of the State's economy.

   In September of 2000, Standard & Poor's raised its rating on the State's general obligation bonds to "AAA" but in December of 2003 downgraded that rating to "AA+". In October of 2000, Moody's Investors Service, Inc. raised the State's general obligation bond rating to "Aaa" but in November of 2003 reduced that rating to Aa1. In April, 1998, Fitch IBCA, Inc., raised its rating on the State's general obligation bonds to AA+.

   The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. In addition, as described in the State's comprehensive annual financial report on file with the Nationally Recognized Municipal Securities Information Repositories, the State is party to a number of lawsuits and legal actions, some of which, if determined adversely to the State, could have a materially adverse impact on the State's finances.

   Consistent with the down-turn in the national economy, the State has been experiencing an economic slow-down, which has resulted in reductions in anticipated State revenues. On November 6, 2001, the State Legislature completed required approvals of an executive order presented by the Governor which reduced 2001-2002 appropriated State expenditures by approximately $540 million. The State Legislature also appropriated transfers from the Budget Stabilization Fund to avoid a deficit as of September 30, 2001 and September 30, 2002. These transfers reduced the balance in the Budget Stabalization Fund to approximately $145 million at September 30, 2002, and it is expected that the fund will reach a zero balance by September 30, 2003.

   In December of 2002, the Governor proposed and the legislature approved cuts of $462.9 million on the 2002-03 fiscal year general fund budget, including cuts of approximately 2.0% in the public university appropriations and 3.5% in state revenue sharing to local municipalities. The impact of the reduction on local units of government will vary depending on, among other factors, the percentage of their own budgets which comes from revenue sharing.

   On January 14, 2003, the State's revenue estimation conference predicted additional 2002-03 fiscal year shortfalls of approximately $143 million in the general fund and approximately $134 million in the school aid fund. In response, the Governor proposed and the legislature approved executive order cuts in state payments to local school districts of $134 million and cuts in general fund expenditures of $158.3 million, including an additional 1.5% cut in funding for the State's public universities.

   In the summer of 2003, the Governor and the legislature approved the budget for the 2003-04 fiscal year. The budget addressed a projected shortfall of approximately $1.9 billion through a combination of expenditure cuts and revenue increases. Appropriations to higher education and revenue sharing payments to local units of government were each cut. Basic school aid was restored to its original budgeted 2002-03 level, but categorical grants to schools were also reduced. In October of 2003, the State's revenue estimating conference projected an additional shortfall of $900 million in the 2003-04 revenues. In December of 2003 the Governor and the state legislature acted to close this gap with a combination of expenditure cuts and revenue increases. Included in the cuts were appropriations to higher education and basic school aid. Included in the revenue enhancements was a 6 month delay in the reduction from 4.0% to 3.9% in the State's income tax rate, originally scheduled for January 1, 2004.

   On February 12, 2004, the Governor released her proposals for the 2004-05 budget, including measures to close a projected funding gap in the general fund of approximately $1.3 billion. The Governor's proposals include $494 million in spending cuts, $391 million in revenue increases and $386 in expenditure re-directions and other fund shifts. Included in the expenditure cut proposals is $184 million from revenue sharing to Michigan's counties, to be made up by a shift in the collection date of counties' property taxes from the winter to the summer. The legislature is currently considering the Governor's proposals.

   On May 18, 2004, the State's representatives of the State's Treasury Department and legislative fiscal agencies predicted an additional shortfall in the current fiscal year's revenues and based on that prediction, the State Treasurer is predicting a current year budgetary imbalance of approximately $250 million. In addition, current estimates of the State Treasurer are that the 2004-05 fiscal year revenues will be short of projected expenditures. The Governor and the State Legislature are currently working to address the 2003-04 and 2004-05 projected budgetary imbalances through revenue increases, expenditure cuts, or both.

   In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

   The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. In order to comply with this requirement, the State refunded approximately $113 million through income tax credits for the 1995 calendar year.

   On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales tax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation under various economic conditions which may occur in the future cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

   In addition, the State Legislature in 1995 adopted a package of state tax cuts, including the 1998 repeal of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in single business tax. Legislation was enacted that will reduce the personal income tax rate from 4.4 percent to 3.9 percent over a period of years. Beginning in Year 2000, the rate will be 4.2%; 2001, 4.2%; 2002, 4.1%; 2003, 4.0%; beyond, 3.9%. The reduction to
3.9% has been deferred to July 1, 2004. The single business tax will be totally repealed by 2010.

   Although all or most of the Bonds in the Michigan IM-IT Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

   The Michigan IM-IT Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

                             Minnesota Risk Factors

   Economic Outlook. Minnesota's economy struggled during fiscal year 2003 as both the U.S. economy and the state economy failed to perform as well as is typical following a recession. The statewide unemployment rate held relatively constant, averaging just 4.35 percent over the fiscal year, well below the U.S. average of 5.9 percent. But, by the end of the fiscal year, Minnesota payroll employment had fallen by 19,500 jobs, or 0.7 percent. Nationally, payroll employment declined by 0.4 percent. As in the rest of the nation, Minnesota's manufacturing employment was particularly weak, falling by 13,700 jobs (3.8 percent) during the fiscal year. During the same period, U.S. manufacturing employment was even weaker, dropping by 4.2 percent.

   Minnesota personal income grew 3.4 percent during fiscal year 2003, 0.4 percentage points faster than the national average. Strong growth in farm income, due to above average yields and the higher prices brought on by drought-reduced yields elsewhere, is only part of the explanation. Non-farm personal income also grew more rapidly than the national average. In calendar 2002, personal income per capita in Minnesota was $34,071, up 3.1 percent from calendar 2001 levels, and 110 percent of the U.S. average. Minnesota now ranks seventh among states in per capita personal income.

   The economy in fiscal year 2004 is expected to be stronger than it has been in recent years. Nationally, job growth is expected to resume, and forecasts of real Gross Domestic Product growth rates of 4 percent or more are common. Minnesota's economy is expected to strengthen as well, but projected growth rates for the state are slightly below the U.S. average. The statewide labor market is improving, with preliminary October payroll employment estimates showing that, on a seasonally adjusted basis, more than 13,000 jobs have been added since June. That turnaround in employment appears to have occurred sooner in Minnesota than nationally. Even though U.S. manufacturing employment continues to decline, manufacturing employment in Minnesota is up, with more than 2,700 jobs added since the start of fiscal year 2004. Minnesota personal income is now forecasted to grow by 3.9 percent during fiscal year 2004, slightly less than the projected national growth rate of 4.1 percent. Total wages and salaries in Minnesota are projected to increase by 3.7 percent. Nationwide wages and salaries are expected to grow by 3.3 percent.

   Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. State statutes and its constitution require a balanced budget.

   Several significant events occurred prior to and during fiscal year 2003. To meet the constitutional requirements of a balanced budget for the General Fund, Minnesota legislators spent the majority of the 2002 and 2003 legislative sessions addressing shortfalls projected for fiscal year 2003 as well as the 2004-2005 biennial budget. As previously stated, the state's Constitution and Statutes require that the state have a balanced budget for each two-year budget period. When the original budget for fiscal year 2003 was enacted, a positive General Fund balance of $235 million on a budgetary basis was projected. The state economy, reflecting the national recession in early 2001, did not show the recovery expected and revenue shortfalls resulted.

   Minnesota budgets and manages its financial affairs on a budgetary basis, which primarily uses a cash basis of accounting. Revenues are recorded when received and expenditures are recorded when the payments are made with the exception that, at year-end, encumbered amounts are included in the expenditures of the year appropriated for budgetary reporting. Generally Accepted Accounting Principals (GAAP) requires that the modified accrual basis of accounting be used to prepare governmental fund statements. The modified accrual basis of accounting recognizes revenues when they become both measurable and available to finance operations of the fiscal year or liquidate liabilities existing at fiscal year end. Expenditures are recognized when a liability occurs.

   Because of the budget shortfalls and the need to use state reserves, the result has been an overall reduction in the General Fund's fund balance. On a budgetary basis, the state's General Fund ended fiscal year 2003 with an undesignated balance of $196 million. On a GAAP basis, however, the accruals of revenue and expenditures required by the modified accrual basis of accounting resulted in a decrease of $1.203 billion from the budgetary General Fund balance, which resulted in a reported unreserved year-end fund balance deficit of $1.007 billion.

   Accrued liabilities for two major state programs, entitlement aid programs for school districts, and human services medical assistance, which are paid on a reimbursement basis, have historically exceeded accrued revenue. However, large General Fund designated reserves and undesignated balances have, in the past, exceeded this net accrued liability, and the state has reported positive GAAP General Fund balances. It is anticipated that the General Fund will continue to report a GAAP deficit for the next biennium.

   However, the legislature acted to replenish General Fund reserves over the next two years. A total of $522 million was designated by appropriation in fiscal year 2004-05. This will add to the $104 million reserve balance at year-end to bring the reserve to $631 million by fiscal year 2005. Finally, statutory provisions require that any forecast balances first be allocated to restore the cash flow reserve to $350 million, then to increase the budget reserve to a total of $653 million.

   Legislation/Litigation. On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in a new revenue stream for the state. A small portion of the settlement ($202 million) was dedicated by the courts for specific purposes and will not be a part of the state's general revenues. A larger portion of the settlement (the one-time payments) was dedicated by the Governor and the legislature to be placed into endowments for specific purposes. The balance (the annual payments) will be deposited into the state's General Fund.

   The 2002 legislature expanded the uses of one-time tobacco settlement funds to allow for short-term borrowing by the state effective July 2003. The legislature created the endowments in response to the 1998 settlement and dedicated the proceeds to medical education and tobacco prevention. Up to five percent of the endowment's value is appropriated each year for health programs. After the recent law changes, appropriations may still be issued for medical education and tobacco prevention, but the state may use endowment balances if necessary to meet short-term cash flow needs.

   At any given time there may be numerous civil actions pending against the state of Minnesota which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues.

   Debt Management. The state debt management policy has four guidelines. The first requires that the ratio of the budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, not exceed 3.0% of the total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2003 is 2.3%. The second and third guidelines state that the general obligation bonded debt should not exceed 2.5% of the total personal income for the state, and also that the total debt of state agencies and the University of Minnesota should not exceed 3.5% of total personal income. These ratios were 1.7% and 3.0%, respectively based on outstanding debt at June 30, 2003 and estimated personal income for the year ended on that date. The fourth guideline states that the total amount of state general obligation debt, moral obligation debt, state bond guarantees, equipment capital leases and real estate leases should not exceed 5.0% of the total personal income for the state. That ratio was 3.0% at June 30, 2003.

   The total amount of State general obligation bonds outstanding on November 1, 2002, was approximately $30 billion. The total amount of general obligation bonds authorized but unissued as of November 1, 2002, was approximately $1.1 billion.

   Fitch IBCA, Inc. rates State of Minnesota general obligation bonds as AAA. In June 2003, Moody's Investor Services changed Minnesota's general obligation bond rating from Aaa to Aa1. In August 1997, Standard & Poor's raised the state's general obligation bond rating from AA+ to AAA.

   There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Minnesota Trust is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

                              Missouri Risk Factors

   Each Missouri Trust is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

   Economic Outlook. The State provides a range of services in the areas of agriculture, education, health and social services, transportation systems, public safety, law enforcement, judicial systems, economic development, conservation and natural resources, labor relations, and general administration.

   The State operates on a legally adopted budget in order to ensure compliance with legal provisions embodied in the annual appropriated budget passed by the General Assembly and approved by the Governor prior to the beginning of the fiscal year. If appropriations are not sufficient for a fiscal year, supplemental amounts are requested during the next legislative session by the same process that original appropriations are requested. Budgetary control is maintained at the departmental level. Expenditures cannot exceed the appropriation amounts at the individual appropriation level. Also, the Governor has the authority to reduce the allotments of appropriations in any fund if it appears that the revenue estimate will not be met. Unexpended appropriations lapse at the end of each appropriation year, unless reappropriated to the following appropriation year.

   According to the Missouri Department of Economic Development, Missouri's unemployment rate has generally been below the U.S. rate, sometimes by a half point or more. The state's rate peaked from May 2003 to August 2003 at 5.8 percent and began to edge down after August. The rate dropped to an unusually low 4.7 percent in January of 2004 and has moved irregularly since. Sometimes, unemployment can rise even when employment is growing strongly. One explanation for this phenomenon is the "encouraged worker effect." Workers who left the labor force when conditions were not promising begin to look for work again when the employment situation begins to brighten. Those entrants to the labor force who do not immediately find work are counted as unemployed.

   The rate of 5.2 percent in June 2004 is six-tenths of a point lower than it was a year earlier and in fact lower than in any month in 2002 or 2003. About 19,000 fewer Missourians are unemployed now than in June 2003. The national rate moved upward to a peak of 6.3 percent in June 2003. It has since receded to 5.6 percent.

   Major Initiatives. Balancing Missouri's budget in fiscal year 2003 was achieved through sound financial management. A conservative consensus revenue estimate was agreed to by the Governor and General Assembly. However, the estimate was revised in December 2002 and May 2003 as the continued effect of the recession, the terrorist attacks, the war in Iraq, and the falling stock market on the State's revenue collections became clearer.

   Personal income trends indicate that Missouri can expect moderate growth during fiscal year 2004. In future years, Missouri will continue to focus on controlling the growth of mandatory programs through various cost-effective alternatives. Major funding priorities include education, health care, correctional facilities, and economic development.

   Revenues and Expenditures. The slumping economy, federal tax cuts that sap state revenue, and rapidly increasing health care costs have required decisive action each year to balance the budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

   Missouri's constitutional revenue and spending limit ("Article X") provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income. The Missouri Constitution requires that the revenue and spending limit formula use the personal income figure supplied by the United States Department of Commerce Bureau of Economic Analysis (BEA). The personal income statistics are designed to measure current economic activity. Changes have been made in the methodology for computing the personal income statistics in recent years with significant effect on the state's revenue limit. In 1998 the BEA implemented a change that significantly lowered the revenue and spending limit beginning in Fiscal Year 1999. Personal income is the sum of all wages and salaries, proprietors and rental income, interest and dividend income, and transfer payments (such as social security and welfare). Personal income has never included capital gains made on direct investment in the stock market. In 1998, the BEA concluded that they were including capital gains made by mutual funds that invest in the stock market. The personal income statistics published by the BEA now deduct the value of mutual funds' capital gains from personal income - about a $2 billion reduction in Missouri Personal Income.

   Strong economic growth resulted in revenues above the total state revenue limit in fiscal years 1995 through 1999. The State has refunded to Missouri income taxpayers the entire $978.7 million in excess revenue for those years. All Article X refunds were initially paid from the General Revenue Fund and various other funds reimbursed their share of the refund liability through operating transfers to the General Revenue Fund as appropriated by the General Assembly. The total amount reimbursed from other funds is $168.1 million. However, in the fiscal years 2000-2003, the State was well below the revenue limit. Currently, revenue is under the limit by more than $1 billion.

   The Missouri Merchants and Manufacturer's Association filed a lawsuit to obtain a judicial determination of certain issues relative to this calculation. The lawsuit (Missouri Merchants and Manufacturer's Association et al v. State of Missouri Case No. 99-CV-323530) was remanded with instructions to the Circuit Court of Cole County after an appeal to the Missouri Supreme Court. In fiscal year 2003, $6 million of Article X refunds relating to prior years revenue receipts were paid based on the Cole County Circuit Court decision regarding the treatment of refundable tax credits in the total state revenue calculation.

   The Missouri Merchants and Manufacturer's Association filed an additional lawsuit to obtain a judicial determination of certain issues relative to this calculation. The lawsuit (Missouri Merchants and Manufacturer's Association et al v. State of Missouri, Case No. 00-CV-325457) was dismissed on April 22, 2002.

   Tobacco Settlement. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive approximately $4.5 billion before the settlement's adjustments for inflation and discounts.

   In May 2001, Missouri received its first payment of the tobacco settlement proceeds. It is estimated that the state will receive about $160 million during Fiscal Year 2004. The Governor has recommended using a portion of the tobacco settlement proceeds to pay for core health care programs while retaining a portion for the most critical investments that will improve the lives of Missourians in the futures.

   In 2002, the Governor recommended that the General Assembly pass legislation that would allow the state to sell a portion of the tobacco settlement proceeds in a process called "securitization." The General Assembly passed SB 1191 (2002) to give the state this option for up to 30 percent of the tobacco settlement proceeds. Tobacco securitizations have been completed by other states and are somewhat similar to revenue bond borrowing.

   Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

   The State's general obligation debt limit at June 30, 2003, was $1,776,000,000 of which $336,505,760 was unissued. The general obligation debt position of the State at June 30, 2003, was as follows: General obligation bonded debt (net of amount available in governmental funds) - $860,730,000; Debt per capita for general obligation debt - $151.06.

   During fiscal year 2003, $52,155,000 of the bonds were retired and $45,000,000 of new bonds were issued. At year-end, the total general obligation debt outstanding was $900,745,000 and the interest rate range was 3.0-7.0%.

   Risk Management. The State attempts to minimize credit and market risks while maintaining a competitive yield on its investments. Approximately 82% of investments held by the State and subject to risk categorization at June 30, 2003, are classified in the lowest risk category as defined by the Governmental Accounting Standards Board. All deposits invested by the State Treasurer are either insured by federal depository insurance or collateralized.

   Ratings. As of September 2004, State of Missouri general obligation bond issues are rated as follows: Standard & Poor's Rating Services - AAA; Moody's Investors Service, Inc. - Aaa; and Fitch IBCA, Inc. - AAA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

                              Nebraska Risk Factors

   Economic Outlook. The State of Nebraska, located at the heart of the Great Plains, has a population of about 1.7 million people. Along with positive population growth, the state has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. With more than 44 million of the state's 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. Thus, any changes in agriculture and in the agricultural economy may have significant consequences for the overall Nebraska economy.

   According to the Bureau of Business Research of the University of Nebraska, the State has weathered the national recession well. They report that while the State did not slide into the depths of a recession, neither will it experience a spectacular rise in the next few years. As of March 2004, Nebraska's unemployment rate was 3.9% compared to the national rate of 6.0%. The Bureau did indicate, however, that even with federal farm payments, it is likely that Nebraska's agriculture sector will restrain future economic growth rates.

   The Bureau of Business Research at the University of Nebraska-Lincoln forecasted slowing economic advances by the Nebraska economy for calendar years 2002 and 2003. The Bureau, in its latest report of July 2003, indicated that employment, personal income and retail sales all continued to show positive growth, but at slower than normal growth rates. The slowdown is the result of a slowing national economy. Non-farm personal income continues to grow, but at modest rates. In 2003 Nebraska's per capita income increased to $30,758.

   Revenues and Expenditures. The General Fund operations of the State of Nebraska are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent over 90 percent of all General Fund revenues. Thus, it necessarily follows that funds available for expenditures are heavily dependent upon those taxes. As the national economy wavered in 2001-2002, especially with the loss of jobs, declining investment income and market losses due to the devastating stock market, and lack of consumer confidence, revenue from income taxes and sales taxes also declined.

   At the end of fiscal year 2002-03, the State's General Fund had an ending balance of $55,970,978.

   As a result of the declining revenues, the Legislature met twice in special sessions in calendar 2002 to reduce the operating budgets of state agencies to help keep such budgets in line with the declining revenues. Over the Governor's veto, the Legislature also increased the sales tax base and temporarily increased the sales tax rate and the cigarette tax rate to boost revenues. In finalizing that biennium budget, the Legislature is required by the State Constitution to find solutions to balance such budget, notwithstanding the current economic conditions.

   In 1983, Nebraska created the Cash Reserve Fund ("CRF") to provide a source of funds for temporary transfers to the State General Fund when balances were not sufficient to process expenditures transactions. The original balance in the Fund was accumulated through the imposition of an increase in the sales tax. The movement of monies between the CRF and the General Fund for cash management purposes has been governed by a variety of legislation over the life of the Fund. Also, there have been several instances in which money was moved to and from the Cash Reserve Fund to accomplish policy initiatives that were not related to cash management.

   The most recent legislative change to the operation of the CRF occurred in 1996 and provides for an annual, rather than quarterly, comparison of the actual General Fund receipts to the certified projection of the Economic Forecasting Advisory Board. If actual receipts are greater than the certified projection, a transfer in the amount of the difference is made from the General Fund to the CRF. The CRF was at $170 million at the end of 2001. Due to transfers to the General Fund to make up for lagging revenues, this balance was reduced to $110 million at the end of 2002 and $59 million at the end of 2003.

   Debt Management. Article XIII of the State Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the constitution that permits the issuance of revenue bonds for:
(1) construction of highways; and (2) construction of water conservation and management structures. The State can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement.

   Each Nebraska Trust is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations (the "Nebraska Municipal Obligations"). These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

                             New Jersey Risk Factors

   New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

   During calendar year 2001, New Jersey experienced an economic slowdown similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since recovery began in 1993 and was well below the 2.5% growth in 2000. The average annual rate of growth in employment fell to 0.7% in 2001 adding under 30,000 jobs. Employment gains were primarily spread across the service producing industries. Most of the job losses were concentrated in manufacturing, a sector that has been declining for more than a decade. The slower employment growth in 2001 was compounded by the tragic events of September 11, 2001.

   With the weakening in the labor market conditions, New Jersey's personal income growth moderated to a 4.5% rate in 2001, substantially below the record pace of 8.2% in 2000. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durable goods in the State. In 2001, home building decreased from the 12-year high level of 2000.

   New Jersey's unemployment rate rose to 4.2% in 2001 but remained below the national rate. The unemployment rate climbed in early 2002, peaking at 5.6% in March 2002. Joblessness, however, has started to level off, declining to 5.4% in May 2002. Although current growth in the job market is still weak, New Jersey's employment level continues to remain above the 4 million mark.

   Economic forecasts as of June 2002 for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. However, a moderate underlying recovery is expected to continue during 2002, leading to accelerated economic performance in 2003.

   New Jersey's economy is expected to follow the national trend in 2002 and in 2003. Employment growth is projected to remain flat in 2002, but grow moderately in 2003. Personal income growth in New Jersey is expected to dip in 2002 and then pick up in 2003. Housing starts are expected to ease in the next two years. To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, low energy prices, a stable dollar, minimal disruptions from corporate collapses similar to Enron and WorldCom, and no further turmoil in the financial markets.

   The State operates on a fiscal year beginning July 1 and ending June 30. The State closed recent fiscal years with surpluses in the general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which the appropriations are made) of $228 million in 1998, $276 million in 1999 and $188 million in 2000. It is estimated that Fiscal Year 2001 ended with a surplus of $389 million and that Fiscal Year 2002 ended with a surplus of $100 million. The Fiscal Year 2002 estimate includes $1,075 million from tobacco securitization.

   In Fiscal Year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. The State intends to issue notes in the amount of $1.9 billion which will be payable on June 12, 2003. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State constitution. Such notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

   The State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 2002, the State's outstanding general obligation bonded indebtedness totaled $3.2 billion. The recommended appropriation for the debt service obligation on outstanding projected indebtedness is $470.7 million for Fiscal Year 2003.

   At any given time, there are various numbers of claims and cases pending against the State, State Agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing a potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

   The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six month investigation prior to the filing of any suit against it.

   In addition, at any given time, there are various numbers of contracts and other claims against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

    The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

   Since 1994 the State's general obligation bonds were rated Aa1 by Moody's and AA+ by S&P. New Jersey's strong economic growth during the past eight years and its growing reserves supported its strong credit rating. The State's combined debt burden is above average but is mitigated by New Jersey's high wealth levels. However, on March 4, 2002 Moody's downgraded New Jersey's general obligation rating to Aa2 from Aa1 and on June 4, 2002, S&P downgraded New Jersey's general obligation rating to AA from AA+. The rating change reflects the dramatic negative effect of the depressed stock market and weakened financial services industry on the State's revenues and overall financial plan. The severity of the revenue loss, in combination with the current level of State spending and future spending pressures in the areas of healthcare, education, transportation, pensions, and debt service, will likely strain the State's finances for at least the next two years. In addition, reserves available to cushion the State against additional unanticipated economic or revenue underperformance over this period will be modest.

   There can be no assurance that these ratings will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

                             New Mexico Risk Factors

   New Mexico is the nation's fifth-largest state in area (121,356 square miles), with an estimated population in 2003 of 1,874,614. Albuquerque is the state's largest city and economic center. Most of the state's leading employers are concentrated in Albuquerque, where 40% of the state's population resides. Albuquerque area employers include the University of New Mexico, Albuquerque Public Schools, Kirtland Air Force Base, and Sandia National Laboratories. Intel Corp. is the largest manufacturer and private employer in the state, with a semiconductor plant in Rio Rancho just outside Albuquerque.

   New Mexico's unemployment rate dropped to 5.3 percent in July 2004, down a tenth of a percent from June's rate, according to the New Mexico Department of Labor, a big drop from a year ago when the unemployment rate was 6.7 percent. Since then, the state has added 16,000 jobs, for a growth rate of 2.1 percent. Only two of 13 industry groups -- manufacturing and the information industry -- lost jobs over the past year. Educational and health services has been the fastest growing industry, adding 4,600 new jobs over the past year. Per capita personal income for 2003 was $25,541, ranking New Mexico 45th of the 50 states.

   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes. For fiscal year 2003, as of May, total General Fund revenue was $3,479,100,000. And as of January 2003, outstanding general obligation debt totaled $293.5 million.

   Debt Management. Sections 7 and 8 of Article IX of the Constitution of the New Mexico limits the power of State officials to incur general obligation indebtedness extending beyond the fiscal year in three ways. First, the state may borrow money not exceeding the sum of two hundred thousand dollars ($200,000) in the aggregate to meet casual deficits or failure in revenue, or for necessary expenses. Second, other debt may be contracted by or on behalf of the State only when authorized by law for some specified work or object. Such a law takes effect only after being submitted to the qualified electors of the State and having received a majority of all votes cast thereon at a general election. No debt may be created if the total indebtedness of the State, exclusive of the debts of the territory and several counties thereof assumed by the State, would thereby be made to exceed 1% of the assessed valuation of all property subject to taxation in the State, as shown by the last preceding general assessment. Lastly, the State may also contract debts to suppress insurrection and to provide for the public defense.

   General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. The total debt service on general obligation bonds was $293.5 million as of February of 2003.

   As of September 2004, Moody's Investors Service, Inc. and Standard & Poor's Ratings Services have assigned the bond ratings of "Aa1" and "AA+," respectively, to State of New Mexico general obligation bonds. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New Mexico issuers may be unrelated to the creditworthiness of obligations issued by the State of New Mexico, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each New Mexico Trust is susceptible to political, economic or regulatory factors affecting issuers of New Mexico municipal obligations (the "New Mexico Municipal Obligations"). These include the possible adverse effects of certain New Mexico constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in New Mexico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in New Mexico or contained in Official Statements for various New Mexico Municipal Obligations.

                              New York Risk Factors

   Economic Condition and Outlook. The events of September 11, 2001 had a significant impact on the economies of New York State and the nation. An economic slowdown was already developing, and in early 2001 the Federal Reserve's Open Market Committee had begun a series of dramatic rate reductions in an effort to prevent the slowdown from turning into a serious recession. The annualized rate of growth in the Gross Domestic Product (GDP), a measure of the nation's output of goods and services, averaged 1.1% in the fourth quarter of 2000, but then declined by 0.6% in the first quarter of 2001 and by 1.6% in the second quarter. Business investments were declining and inventories were being reduced, and the pace of consumer spending had slowed somewhat.

   The attacks on the World Trade Center and the Pentagon generated significant shocks throughout the economy. The New York financial markets were closed for several days, and the travel and tourism industries were particularly hard hit by the shutdown of the air transportation network. The Federal Reserve moved aggressively to maintain the soundness of the financial system, ultimately reducing interest rates to a 40-year low. GDP declined at a 0.3% annualized rate in the third quarter of 2001. The National Bureau of Economic Research declared that a recession had officially begun in March 2001. Although job losses mounted and major parts of the national economy were negatively impacted, the record-low interest rates quickly had a beneficial effect on the economy. The housing market, after a short pause, was energized as buyers flooded the market and outstanding mortgages were refinanced. Under these conditions, home values continued to rise. Auto sales were brisk, aided by zero percent-financing incentives. GDP growth, which had resumed with a 2.7% annualized gain in the fourth quarter of 2001, surged at a 5.0% annualized rate in the first quarter of 2002, helped by stronger consumer spending and a slowing of business inventory reductions. Since then, GDP growth has been modest, with gains held down by concerns over corporate accounting scandals and uncertainties over the war with Iraq. Although the GDP is growing, the national economy is not yet generating jobs.

   As the site of one of the terrorist attacks, the impact on New York State's economy was greater than in other parts of the nation. New York had lagged behind the recovery from the early 1990s recession, and it was only in recent years that the State's economic performance had improved. The rate of job growth had slowly built through the late 1990s, reaching 2.7% in 1999, an increase which ranked 14th among the 50 states. As the economy began to slow in 2000, the State's rate of job growth slipped to 2.1%, and its ranking slid to 23rd. For the first three quarters of 2001 compared to the same period in 2000, New York's job growth was 0.5%, the same rate as the nation, and ranked 28th among the states. However, after the attacks, employment in New York declined by 1.4% in the fourth quarter of 2001, while national employment declined by 0.8%, and New York's ranking fell to 40th. However, the recession, the terrorist attacks and the ongoing financial market declines took a heavy toll on the State in 2002, pushing the State's relative employment performance down to 48th in the nation, as average annual employment levels declined by 1.8%. Although the rate of job loss has declined in the first five months of 2003, falling by 0.7%, New York's performance relative to other states has risen to a rank of 44th.

   Unemployment rates have also risen as the economy slowed. The recession and the World Trade Center attack had a greater impact upon the State's job market than the national job market. The number of jobs in New York State declined 3% over the past two years while the nation lost jobs at a 1.7% rate. The industries in the State that were hit the hardest were manufacturing, information, financial activities, and professional and business services. After New York State's unemployment rate steadily declined, reaching its lowest level in early 2001, the rate rebounded as the long boom of 1990s came to an end. As of May 2003, the State's unemployment rate stood at 6.1%, tied with the national rate. New York City's rate has been consistently higher than the national and State rates since the late 1980s. The City's unemployment rate reached 8.1% in May 2003. Despite the recent increases in the national, State and local unemployment rates, levels are still lower than at their peaks during the prior recession in 1992.

   The slowdown in the economy also affected income growth. Total State personal income has increased 37.2% since 1995, compared to a 44.1% increase nationwide. New York State ranked 42nd out of the 50 states in growth in personal income during this period. The State's per person personal income in 2002 ($36,043) continues to be higher than that of the U.S. ($30,941). The State's per person personal income increased by 0.5% in 2001, while per person personal income in the nation grew by 1.7%. The State ranked fifth highest in per person personal income in 2002, behind Connecticut, New Jersey, Massachusetts and Maryland. After having ranked fourth highest from 1993 through 2001, New York slipped behind Maryland in the latest rankings.

   The sharp slowdown in growth in personal income in New York State resulted in part from the State's economic dependency on the financial industry. Salaries are highest on Wall Street, which paid an average salary of $237,006 in 2001. In the rest of the financial sector, the average salary was $75,615, while non-financial industries paid an average of $39,726. The Wall Street sector represented only 2.5% of the total jobs in the State in 2001, but accounted for 12.8% of the total compensation paid. The gap between Wall Street's salaries and those of the non-financial industries has also been growing significantly. Wall Street has been particularly hard hit during the last few years, suffering the effects of the national economic slowdown, the impacts of corporate scandals and war worries. With the financial markets in decline, securities industry profits have fallen over the last two years, from a record high of $21 billion in 2000 to $7 billion in 2002. Bonuses paid to Wall Street workers fell by 35% in 2001 and another 41% in 2002.

   There has also been a change in the geographic distribution of economic activity in the State. During the economic expansion of the 1990s and into 2000, almost 72% of the job growth in New York State during the expansion was in New York City and the downstate suburbs. Per person personal income is much higher in the downstate counties than in the rest of the State, primarily reflecting the higher wages and salaries paid by jobs in the downstate region. In 2001, per person personal income averaged $38,643 in New York City, $41,559 on Long Island, and $52,540 in the Lower Hudson Valley. For the rest of the State, per person personal income ranged from $21,957 in the North Country to $30,465 in the Capital District. On a county basis, the highest per person personal income was in New York County (Manhattan) ($92,984) while the lowest was in Lewis County ($18,927). Likewise, New York City accounted for 70% of the State's population increase in the 1990s. When combined with the gains in the suburbs surrounding the City, the downstate region was responsible for more than 90% of the State's growth. This strong growth reflected the strength of the area's economy in those years. Population across much of the upstate region has declined in response to the area's poor economic performance during the last decade. While the City's economy had been slowing before the World Trade Center attack, in its aftermath business activity slowed in lower Manhattan and many of the City's major industries--finance, air transportation, business services, trade, and tourism--were adversely affected. Most of the recent job losses in the State have been concentrated in New York City, although there have also been significant declines in the major upstate metropolitan areas of Binghamton, Buffalo, Elmira and Rochester.

   In the short run, the State's economy will go through a difficult period as the recovery slowly takes hold and spreads. New York City will reassert itself as a major center of commerce, and will benefit from reconstruction spending. Although the current recession will be followed by a new expansion, the strength of that expansion in New York State will be dependent on many factors. As the major engine of recent economic growth, the downstate economy is particularly dependent on the health of the financial industry, investments in transportation infrastructure, the ability of the education system to produce a skilled workforce, the availability of affordable housing, the cost and availability of energy, and the continued attractiveness of the region for both domestic migrants and international immigrants. Upstate, many regions continue to transition from manufacturing to service-based economies, and to face their own issues in education, housing, energy, and population. Finally, the fiscal stresses currently faced by many localities will have an impact on how policies that address important issues are resolved.

   General Government Results. An operating deficit of $4.2 billion is reported in the General Fund for fiscal year 2002-03. As a result, the General Fund now has an accumulated deficit of $3.3 billion. The State completed its fiscal year ended March 31, 2003 with a combined Governmental Funds operating deficit of $4.304 billion as compared to a combined Governmental Funds operating deficit in the preceding fiscal year of $4.45 billion. The Governmental Funds 2002-03 operating deficit of $4.304 billion included operating deficits in the General Fund of $4.221 billion, the Federal Special Revenue Funds of $2.0 million and Other Governmental Funds of $81 million.

   The State's financial position as shown in its Governmental Funds Balance Sheet as of March 31, 2003 includes overall fund balances of $2.960 billion represented by liabilities of $21.038 billion and by assets available to liquidate such liabilities of $23.998 billion.

   Debt Administration. There are a number of methods by which the State may incur debt. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). Non-voter approved long-term financing at March 31, 2003 includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities--thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio--which includes debt reported in both governmental and business-type activities combined--to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2003 the State had $5.7 billion in State-supported variable rate bonds outstanding of which $1.5 billion are convertible to fixed or variable rates and $2.2 billion were subject to Swap agreements resulting in effective fixed rates, subject to certain risks. At March 31, 2003 variable rate bonds, net of those subject to fixed rate Swaps, were equal to 8.9% of the State-supported bonded debt portfolio. Total Swap agreements of $2.2 billion equaled 5.7% of the total portfolio of bonded State-supported debt. At March 31, 2003 the State had $3.996 billion in general obligations\ bonds outstanding at year end. At March 31, 2003 the State had $39.3 billion in bonds, notes and other financing agreements outstanding compared with $37.0 billion last year, an increase of $2.3 billion.

   The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. Currently, the State has $1.2 billion in authorized but unissued bond capacity that can be used to issue bonds for specifically approved purposes. The State may issue short-term debt without voter approval in anticipation of the receipt of tax and revenues or proceeds from duly authorized but not issued general obligation bonds.

   The State Finance Law, through the Debt Reform Act of 2000 (the Act), also imposes phased-in caps on new debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt but does not require that the capital works or projects be limited to State-owned projects. Debt issued prior to the Act and State-related debt including the Tobacco Revenue Bonds issued subsequent to the date of the financial statements to finance a portion of last year's budgetary deficit are not subject to the Act.

   During 2002 the State enacted legislation providing for the issuance of State Personal Income Tax Revenue Bonds (PIT) to be issued by several State Public Benefit Corporations. The legislation provides that 25% of personal income tax receipts, excluding refunds owed to taxpayers, be deposited to the Other Governmental Funds for the purpose of making debt service payments on these bonds with excess amounts returned to the General Fund. The first PIT bonds were issued in May 2002 and approximately $2.4 billion were issued through March 31, 2003.

   The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations or local governments pursuant to lease/purchase agreements with the State. These lease/purchase contracts are capital leases for which the State's rental payments over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

   In prior years, the State refunded certain of its Obligations Under Lease/Purchase and Other Financing Arrangements. At March 31, 2003, approximately $3.2 billion of such obligations were outstanding. The assets and liabilities related to these obligations are not reported in the accompanying basic financial statements.

   Bond Ratings. The State's general obligation bonds are rated AA (with a negative outlook) by Standard and Poor's Corporation, A2 by Moody's Investors Services and AA- by Fitch (confirmed on April 5, 2004). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of State and Federal laws.

   Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

   Subsequent to year end, the Court of Appeals directed the State of New York to put in place reforms to school financing and governance designed to redress the funding mechanism for school aid. Because the court did not specify the manner in which to implement these reforms, no provision for potential exposure is made in the accompanying basic financial statements.

   Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages.

   In addition, the State is party to other claims and litigation that its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

   With respect to pending and threatened litigation, the State has reported, in the governmental activities, liabilities of $958 million for awarded and anticipated unfavorable judgments.

                           North Carolina Risk Factors

   Generally. One of the primary characteristics of the 2001 recession was the impact on the manufacturing sector. This is important to North Carolina because 18% of nonagricultural employment is in manufacturing in our state versus 12% nationally. A more important measure might be the share of gross state product tied to manufacturing: around 23% in North Carolina versus 17% for the United States.

   The decline in manufacturing jobs did not begin with the 2001 recession. Data compiled by the Employment Security Commission show that manufacturing experienced a fairly rapid recovery from the 1990-91 recession, with job growth of 2.6% in 1993. In fact, the "boom and bust" nature of manufacturing is one reason why the state's economy grew 33% faster than the national experience following the 1981-82 recession and 45% faster following the Gulf War downturn. In fact, North Carolina was the fifth fastest growing state during the 1992-94 period.

   Manufacturing employment began a steady decline in mid-1995 as the national economy experienced a mild slowdown following the Federal rate hikes in 1994. The rate of decline began to accelerate in February 2001 and peaked at an 8.5% year-over-year rate in late 2001. Particularly hard hit were the textile and apparel sectors, dropping over 15% annually by the spring of 2001.

   There are some signs that the state's economy has begun to improve. For one thing, the unemployment rate has dropped from 6.9% in April to 6.0% in October and we have seen improvement in the unemployment claims numbers. State sales tax receipts during the quarter ending September 30 were up 1.7% over the same quarter last year and increased 2.3% during the second calendar quarter. This compares to -2.0% for the first quarter and -3.5% for the final quarter of 2001. Unit sales of cars and light trucks rose 2.9% in May and June this year. Finally, real estate conveyance tax collections, levied on a "percent of value" basis, continue to benefit from favorable mortgage rates.

   Even with the recent improvements, the State is budgeting on the basis of a continued sluggish recovery. This would be very different from the explosive growth after the last two recessions. One reason is the continued weakness of tech stock prices. As the state has diversified away from the traditional manufacturing industries (textiles, apparel, furniture, and tobacco) to electronics and other technology-oriented companies, we have become more vulnerable to problems in the new sectors.

   A classic example is the experience of the Catawba Valley region (Hickory). During the late-1990s, this area had an unemployment rate as low as 1.5% due to the explosive growth of fiber optic manufacturing. Now, the unemployment rate in this county is 9.4%, one of the highest rates in the state. We are concerned that it may take some time for the nation's telecommunications companies to work down excess inventory.

   In addition, it is not clear how areas affected by the displacement of workers in traditional industries will recover. The prevailing view of many local officials is that not only are the jobs lost in recent years the textile, apparel, and furniture sectors gone forever but the shift away from U.S. production is spreading to other types of manufacturing operations.

   Revenues and Expenditures. The North Carolina State Constitution requires that the total expenditures of the state for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and a portion of the surplus remaining in the State Treasury at the beginning of the period. State law requires 25% of surplus funds from the previous fiscal period to be placed in the Savings Reserve Account; an amount of the funds equal to 3% of the value of state-owned facilities to be placed in the Reserve for Repairs and Renovations; and 6.5% of the surplus funds to be placed in the Clean Water Management Trust Funds. The remainder of the surplus may be used for expenditures during the following fiscal period.

   With the adoption of the General Fund budget for fiscal year ended June 30, 2003, North Carolina will have experienced its third straight year in which spending needs exceededrecurring revenues. This problem has been increased by the economic downturn experienced nationally and in North Carolina. The increase in spending needs is attributed to enrollment growth in the public schools and higher education institutions along with continued increased costs in the health and human services areas such as Medicaid and children services. The result is that North Carolina has spent more money than it has realized in the General Fund during the last four consecutive years.

   In order to meet the constitutional requirement of a balanced budget for the General Fund, the Governor has exercised his constitutional powers through the enactment of Executive Orders to control spending and to identify resources to meet spending requirements. Among these resources are the Highway Trust Fund, the Tobacco Trust Fund, agency special funds, and reductions to employer contributions to some of the State retirement systems. State agencies and institutions have been operating under Executive Orders since February 2001. The current Executive Order allows spending at an average of 96.5% of the authorized General Fund budget for fiscal year 2003.

   Because of the budget shortfalls, the need to use State reserves, and the inability to replenish reserves, the result has been an overall reduction in the net worth of the General Fund (GAAP basis) component of the State budget. In the last three years, the unreserved balance has gradually declined to its current level of negative $575 million for the fiscal year ended June 30, 2002. The Savings Reserve Account balance was used to balance the budget in fiscal year 2001, and the General Assembly authorized new funds to replenish that reserve in fiscal year 2002. But the Savings Reserve Account balance again was required to manage the budget shortfall for fiscal year 2002. As of June 30, 2002, the Savings Reserve had a zero balance.

   For fiscal year 2003 through December 11, $215.6 million has been set aside in the Governor's Executive Order Reserve and is available to manage any potential budget shortfall that may occur. It is important to note, however, that some of these funds will be needed for the continued recovery of eastern North Carolina from the aftermath of Hurricane Floyd. This Reserve coupled with spending restrictions and zero economic revenue growth are the tools the Governor is using to manage the 2003 budget.

   Debt Management. The State's general obligation debt payable increased during fiscal year 2002 to $3.478 billion, an increase of $439 million (or by 14.5%), which represents the net difference between new issuances, and payments, recognition of accretion, and the amortization of premiums on outstanding debt. During the year the State issued general obligation bonds in the amount of $605 million. The amount of authorized but unissued bonds at June 30, 2002, totaled $3.765 billion as follows: Higher Education $2.55 billion; Highway Construction $700 million; Clean Water $380 million; and Natural Gas $135 million. interest payment date which began on December 1, 2001. The proceeds of these issuances were used to provide funds to refund in advance of their maturity the following issues:

   North Carolina general obligation bonds are rated AAA by Standard & Poor's and Fitch, and AA1 by Moody's. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local North Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of North Carolina, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Litigation. The State is involved in numerous claims and legal proceedings, many of which normally recur in governmental operations and may have a material adverse effect on the financial position of the State.

   Each North Carolina Trust is susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal obligations (the "North Carolina Municipal Obligations"). These include the possible adverse effects of certain North Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in North Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in North Carolina or contained in Official Statements for various North Carolina Municipal Obligations.

                                Ohio Risk Factors

   As described above, the Ohio Trust will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Ohio Trust is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

   Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

   There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

   Much of this information is as of December 22, 2003, particularly debt figures and other statistics. Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

     In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%) and then lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%).
The unemployment rate and its effects vary among geographic areas of the State.

   There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Trust or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

   The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

   Recent biennium ending GRF balances were:

       Biennium              Fund Balance               Cash Balance

        1992-93               $111,013,000               $ 393,634,000
        1994-95                928,019,000               1,312,234,000
        1996-97                834,933,000               1,367,750,000
        1998-99                976,778,000               1,512,528,000
        2000-01                219,414,000                 817,069,000
        2002-03                 52,338,000                 396,539,000

   Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

   The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

   1992-93. State and national fiscal uncertainties necessitated several actions to achieve positive GRF ending balances. An interim appropriations act was enacted effective July 1, 1991 that included appropriations for both years of the biennium for debt service and lease rental payments on State obligations payable from the GRF, even though most other GRF appropriations were made for only one month. The general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the GRF resources appropriated was a transfer of $200,000,000 from the Budget Stabilization fund (BSF) to the GRF.

   To address a projected Fiscal Year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that Fiscal Year by a total of $184,000,000, the entire $100,400,000 BSF balance and additional amounts from certain other funds were transferred to the GRF, and other revenue and spending actions were taken.

   Steps to ensure positive biennium-ending GRF balances for Fiscal Year 1993 included the Governor ordering selected GRF spending reductions totaling $350,000,000 and tax revisions that produced additional revenue of $194,500,000. As a first step toward BSF replenishment, $21,000,000 from the GRF ending balance was deposited in the BSF.

   1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

   1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

   1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

   2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

   In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and lease rental payments relating to State obligations, were elementary and secondary education.

   In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

   2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

   Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

   The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

   That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

     o Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

     o An additional $10,000,000 transfer from the BSF to an emergency purposes fund.

     o Transfer to the GRF in Fiscal Year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

     Necessary GRF debt service and lease rental appropriations for the biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for separate appropriations acts that included lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

   The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions were taken based on those new estimates, including:

         o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

         o December 2001 legislation, the more significant aspects of which included:

               o Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).

               o Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.

               o Reducing appropriation spending authorizations for the legislative and judicial branches.

               o Making certain tax-related changes (including accelerating the time for certain payments).

               o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41,000,000 in Fiscal Year 2003. This participation has begun, although litigation has sought, to date unsuccessfully, to enjoin the authorization on State constitutional grounds.

   Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation providing for among other things:

         o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.

         o $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

         o Increased cigarette tax by 31(cent) per pack (to a total 55(cent) a pack), estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

         o Transfers to the GRF of $345,000,000 from tobacco settlement money received in Fiscal Years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead by provided by way of $345,000,000 in additionally authorized general obligation bonds.

         o Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was and is estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

         o  Selective additional appropriation cuts for certain departments.

   Certain other provisions of the legislation were aimed at the future, rather than the 2002-03 biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

   Several categories of Fiscal Year 2002 GRF tax receipts were below those in the prior Fiscal Year. Overall, total GRF tax receipts were 1.1% below those in Fiscal Year 2001. Fiscal Year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year ending BSF balance was $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003.

   On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged generally from 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

   Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF shortfall of $720,000,000 for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

     o A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

     o Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

     o A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

     o An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

     o A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

     The Governor proposed enactment of these legislative authorizations by March 1, 2003 in order to produce the indicated financial effects by the June 30 end of the Fiscal Year and biennium. The General Assembly gave its final approval on February 25 to legislation authorizing the first three elements (see above) of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

   OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, coupled with the previously authorized transfer to the GRF of the then available and unused balance in the BSF, would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

   Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 over OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,000,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

   The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

   Additional appropriations actions during the biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

   Current Biennium. The GRF appropriations bill for the current biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed. (The same is true for the separate Department of Transportation and Bureau of Workers' Compensation appropriations acts containing lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.)

   The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

   The above expenditure levels reflect among other expenditure controls in the
Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Years 2000 and 2001 or the amount that would have been distributed under the standard formula.

   The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the Act including:

         o A one cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.

         o Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)

         o Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

         o Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

         o Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

   The Act also reflects the draw down during the biennium of an additional approximately $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

   Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services (ODHS, now Ohio Department of Job and Family Services) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current Fiscal Year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court.

   The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

   By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

   A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission
(OPFC), that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

   In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State. Payments by the State under those agreements are subject to biennial appropriations by the General Assembly. OBM estimates the highest future Fiscal Year payments under those current arrangements to be $79,602,448. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

   State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continue to vary. OBM estimates the highest future Fiscal Year payments under those agreements, which are primarily made from GRF appropriations, to be $4,603,524. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

   A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment. $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The State, in July 2003, issued $50,000,000 in bonds for Innovation Ohio projects and in November 2003, issued $50,000,000 in bonds for research and development projects. Pursuant to a 2000 constitutional, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $26,777,576 in Fiscal Year 2009.

   Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

   Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

   In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

   With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

   On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the United States Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.

   The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

   Under the current financial structure, Ohio's 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

   School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

   The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

   To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

   Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium. The reduction in appropriations spending for Fiscal Year 1992 included a 2.5% overall reduction in annual Foundation Program appropriations, and a 6% reduction in other primary and secondary education programs. The reductions were in varying amounts, and had varying effects, with respect to individual districts; there were no reductions for the 172 districts with the lowest per pupil tax valuations. Foundation payments were excluded from the Governor's Fiscal Year 1993 cutback order.

   Subsequent biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) were:

     o 1994-95 - $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium's two Fiscal Years.

     o 1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.

     o    1998-99 - $11.6 billion (18.3% over the previous biennium).

     o    2000-01 - $13.3 billion (15% over the previous biennium).

     o 2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

   State appropriations for the purpose made for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in Fiscal Year 2004 over 2003 and 2.2% in Fiscal Year 2005 over 2004 when compared to original State appropriations.

   Those total State 2004-05 biennial appropriations excluded non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $686,020,000 in Fiscal Year 2000, $655,036,000 in Fiscal Year 2001, $635,150,000 in Fiscal Year 2002, and $671,352,000 in Fiscal Year 2003. Ohio
participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

   In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In Fiscal Year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

   Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently seven school districts in fiscal emergency status and five in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

   Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

   For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Eight municipalities and one township are in "fiscal emergency" status and seven municipalities in preliminary "fiscal watch" status.

   At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

                              Oklahoma Risk Factors

   Economic Outlook. Oklahoma is an attractive place in which to live and conduct business. The state enjoys a very low cost of doing business, has a highly skilled work force and is geographically well positioned for interstate commercial activity. For example, Oklahoma lies at the crossroads of U.S. Interstates 35, 40 and 44, three of the nation's most important transportation and shipping corridors, allowing state businesses to take advantage of opportunities anywhere in the United States. Our pioneering Career and Technology Education system is a national leader in developing training programs for industry. Oklahoma remains committed to improving the quality of its education system.

   Oklahoma is also known for its abundant resources. The state remains a leading producer of oil and natural gas, allowing Oklahoma manufacturers to take advantage of some of the lowest energy prices in the nation. Oklahoma is a leading producer of agricultural products, ranking in the top ten in production of wheat, peanuts, grain sorghum, pecans, rye, hogs and cattle. Oklahomans also enjoy many opportunities for outdoor recreation and due to its many man-made reservoirs, Oklahoma has more miles of shoreline than any state.

   Oklahoma has been experiencing some of the same weakness in revenue collections observed in most other states. The Oklahoma Constitution mandates that if collections of certified funds are insufficient to cover the appropriation from that fund, appropriations are to be reduced prorata. During fiscal year 2003, budget reductions totaled $301.0 million, or 6.7%. While the average agency experienced a 6.7% cut, basic health care, human services and public safety programs experienced only minimal reductions. The legislature also appropriated $72.4 million from the Constitutional Reserve Fund.

   The current fiscal year, 2004, has shown consistent increases in revenue over fiscal year 2003 levels. Through the end of November, 2003, revenue collections were above the same period in the prior year. Income tax, sales tax, gross production tax and motor vehicle tax are all above the prior year levels.

   The State Board of Equalization has made a finding that will invoke a trigger mechanism decreasing the maximum individual income tax rate from 7% to 6.65% and expanding the low income sales tax credit. At its December 2003 meeting, the Equalization Board estimated that General Revenue Fund collections for the year ending June 30, 2005 will exceed its revenue estimate for the year ending June 30, 2004. This finding requires that the maximum income tax rate be reduced to 6.65%.

   Oklahoma has come through the revenue decline experienced by other states. In spite of these past challenges, the State's financial condition is healthy. The state's general obligation debt load remains modest and the State's revenue picture is improving.

   Cash Management. State law requires full collateralization of all State Treasurer bank balances. Generally, the Treasurer promulgates rules that establish the amount of collateral that must be pledged against deposits. However, component units of the State reporting entity may have collateralization policies that differ from those of the State Treasurer. The State Treasurer is required to keep at least 80% of available cash invested.

   Debt Administration. General obligation bonds are backed by the full faith and credit of the State, including the State's power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. The general obligation bonds of the State are rated "Aa3" by Moody's Investors Service and "AA" by Standard & Poor's (confirmed on September 22, 2004). Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977. As of June 30, 2003, the outstanding general obligation net debt of the State of Oklahoma was $531.2 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations.

   Each Oklahoma Trust is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations (the "Oklahoma Municipal Obligations"). These include the possible adverse effects of certain Oklahoma constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma Municipal Obligations.

                               Oregon Risk Factors

   Government Profile. The State provides services to Oregon's citizens through a wide range of programs including education, human resources, public safety, economic and community development, natural resources, transportation, consumer and business services, administrative support, legislative, and judicial programs. Oregon's primary government as reported in the accompanying financial statements consists of just over 100 state agencies. In addition to the primary government, we report two entities as discretely presented component units to emphasize that they are legally separate from the State. Oregon's Legislature adopts a budget each biennium, which forms the foundation for the State's financial planning and control. Details of the budget process and budgetary monitoring are presented in the notes to the required supplementary information.

   Economic Condition and Outlook. Recent indicators reveal Oregon's economy is bottoming out of the recession. Several factors have contributed to this downturn over the past few years. Repercussions from the economic slump in Asia continued to dampen economic growth in 1999 and 2000. Added to this, the information technology sector crash and the ensuing manufacturing slump continued to slow business investment spending. While the State's economy was flirting with a recession in early 2001, the September 2001 terrorist attacks further softened job growth and reduced consumer confidence. During 2002, year over year job growth has marginally improved. The most recent Blue Chip Job Growth rankings placed Oregon 28th in the nation for year over year job growth between September 2001 and September 2002.

   Although present conditions suggest that this recession is deeper than the last recession in 1990-1991, the extent of the downturn is milder than the 1980-1982 recession. On a year over year basis, job growth in the second quarter of 2002 was negative 1.4 percent. Again in the third quarter of 2002, employment growth was negative 0.6 percent. While these declines were spread across all sectors, the industries most impacted by job losses on a year over year basis include electrical machinery, non-electrical machinery, and construction.

   In the near term, Oregon's employment growth is expected to remain weak. Although it appears the Oregon economy is bottoming out, the speed and strength of the recovery is uncertain, with a rising possibility of falling back into recession. This year will mark the fifth in a row that Oregon will grow slower than the U.S. economy. We expect Oregon's economy to finish 2002 with employment growth of negative 0.9 percent. The State's economic growth in 2003 should stay close to national growth rates. Employment growth of 1.3 percent is expected in 2003, followed by employment growth of 2.4 percent in 2004.

   We expect several sectors to post gains in the next year or so, while other industries will likely decline. Manufacturing will likely post modest gains in 2003 and 2004, as the uncertainty of the economy gradually clears and businesses begin spending more on capital equipment. The high technology sector is expected to show a substantial drop for 2002; however, the slowdown in this sector will slowly reverse and post job gains in 2003. Even with continued low mortgage interest rates, growth in the construction sector is expected to be flat in 2003 with only marginal growth, largely due to the weak industrial and commercial side. Additional information on specific industries within the State is available on the Office of Economic Analysis web site at http://www.oea.das.state.or.us.

   Employment growth is only one indicator of economic performance; there are many other factors to consider. For example, changes in personal income as well as wage and salary growth are reflective of ongoing economic conditions. We expect the State's personal income to finish 2002 with a rise of 3.4 percent, up from 2.5 percent growth in 2001. Stronger growth of 4.7 percent is expected for personal income in 2003, followed by 5.9 percent growth in 2004. In comparison, personal income for the U.S. will grow 3.2 percent in 2002, 5.0 percent in 2003, and 6.1 percent in 2004. Wage and salary income in Oregon will finish 2002 with mild growth of 1.1 percent followed by higher growth of 4.8 percent in 2003, and will increase in 2004 with growth of 7.2 percent.

   Unemployment rates and population are also impacted by the changing economy. Oregon's unemployment rate started 2002 at 8.1 percent, fully 2.5 percentage points higher than the nation's rate. By October, Oregon's rate had declined to
7.0 percent, still 1.3 points above that of the nation. Oregon's rate is expected to remain above the nation's rate for at least a year or two as its capital goods manufacturing industries slowly adjust and recover. With the quality of life we enjoy, Oregon is still attracting new residents although not as rapidly as during the mid-1990's. The State's population will increase from
3.505 million in 2002 to 3.716 million in 2007, with an annual growth rate ranging from 0.96 to 1.3 percent.

   The changing demographics in Oregon will continue to influence the type of services that citizens need their State government to provide. The fastest growth will occur in the 45-64 year olds and the 18-24 year olds. This is due to the baby boom generation and their children entering these age groups. The rapid growth in 18- 24 year olds through the next five years will place enrollment pressures on community colleges and public universities. These enrollment pressures have already surfaced for this fall's entering class. Within the elderly population of those 65 and older, the greatest increase will occur in the 85 and older age group. This will provide a significant challenge to Oregonians in determining how to care for our aging citizens.

   There are several risks now facing the Oregon economy. Primary risks include the uncertain impact of the war on terrorism, a further major stock market correction, rising energy prices, and slower than expected recovery for semiconductors, software, and communications. If the stock market experienced another major correction, this could further slow already dampened consumer spending which is the main driving force in the economy.

   In summary, Oregon's economy appears to be bottoming out of the recession, although the strength and speed of the expected recovery is uncertain. Employment growth is expected to be relatively flat during the upcoming year, with modest growth for the next several years, beginning in 2004. The manufacturing sector is expected to benefit from renewed business investment spending starting in the second half of 2003. The strength of personal income and consumer confidence will also have a significant impact on Oregon's economic recovery.

   Cash Management. The State Treasurer is responsible for the control of cash and the investment of State of Oregon funds. The Oregon Investment Council, of which the State Treasurer is a member, establishes investment policy for all State funds. To further Oregon's economic growth, the Council's continuing policy has been to invest locally when they can find investments of comparable yield, quality, and maturity in-state without damaging portfolio diversity. Fortunately for Oregonians, State-imposed safeguards minimize the dangers of investing in highly leveraged financial instruments, which have been a cause of national concern.

   State agencies deposit monies collected into the State Treasury. The State Treasurer pools all available cash into the Oregon Short-term Fund (OSTF), which invests in a variety of instruments. For the year ended December 31, 2001, the average monthly portfolio balance of the OSTF was $7.5 billion and the average yield on these investments was 4.2 percent. The State Treasurer also manages separate investments for the Oregon Public Employees Retirement Fund, the Industrial Accident Fund, the Local Government Investment Pool, and numerous smaller funds such as the Insurance Fund and the Common School Fund.

   The federal Cash Management Improvement Act requires that the federal government advance cash to the State in a timely manner. Conversely, the State must not draw federal cash in advance of needs. The State has established policies and procedures to comply with this act.

   Risk Management. The Department of Administrative Services, through an insurance fund within the Central Services Fund, provides for the State's self-insurance programs and for the administration, investigation, and settlement of claims against the insurance fund. We explain this more fully in the notes accompanying the basic financial statements. In accordance with legislative directives, the insurance fund must operate on an actuarially sound basis.

   Debt Administration. The State Debt Policy Advisory Commission advises the Governor and the legislative assembly regarding policies and actions that enhance and preserve the State's credit rating and maintain the future availability of low-cost capital financing. The State's debt credit ratings, which are an indication of the State's ability to repay its debt and a reflection of the State's sound financial management, are, for the most recent general obligation bond issues, Aa3 (Moody's Investors Service) and AA (Standard & Poor's Rating Group), confirmed on September 22, 2003.

   Each Oregon Trust is susceptible to political, economic or regulatory factors affecting issuers of Oregon municipal obligations (the "Oregon Municipal Obligations"). These include the possible adverse effects of certain Oregon constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Oregon and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Oregon or contained in Official Statements for various Oregon Municipal Obligations.

                            Pennsylvania Risk Factors

   Recent Economic Trends. During the past three years, most measures of economic activity have consistently performed below expectations. Recent economic indictors at the national level suggest that a more robust and sustainable recovery may be starting to take shape. However, reasons for caution remain. Growth in real Gross Domestic Product has been erratic over the past 2 years, with a quarter of strong economic gains more often than not followed by growth levels that were well below the prior quarter and also well below expectations.

   Productivity gains and the shedding of excess capacity by businesses have resulted in falling payrolls and an unemployment rate that rose to a nine-year high during 2003. The degree of success of the emerging recovery will eventually turn on whether improvements can be achieved in the labor markets. Caution regarding the prospects for sustainable job creation within the national economy is warranted. The pace of growth in employment so far is well below a typical recovery.

   A national economy that creates 150,000 net new jobs per month is generally the benchmark for expected positive improvements to the unemployment rate. The current economy averaged only 70,000 monthly net new jobs at the national level over the past four months. Participation in the national labor force fell to a 12-year low during the fall of 2003. As result, the national unemployment rate declined. However this decline was solely a function of lack of growth in the labor force, not the result of positive gains in job growth. Lack of job growth is constraining U.S. consumer demand. Low growth in wages and personal income is also constraining U.S. economic growth. Business investment appears to be increasing, following three years in which business investment saw either absolute reductions or very low rates of growth. Much of the growth in real GDP and consumer spending during the third quarter of 2003 appears to have been driven by temporary fiscal stimuli in the form of federal tax cuts, tax refunds and mortgage refinancing. Of these, only the federal tax cuts are recurring.

   It is expected that growth in the national economy will remain positive but slow significantly from the extraordinary pace set in the third quarter of 2003, led by a slowing in the rate of growth of consumer spending. The result is likely to be an annual rate of growth in real GDP of 3 percent for 2003 and slightly over 4 percent for 2004. Typical recovery periods average between 5 and 7 percent real GDP growth. Economic forecasts currently anticipate that the recovery will continue in 2004 but gradually shift from consumerled to business-led drivers of demand, generally in the form of higher capital spending, inventory rebuilding and increased exports. Recent evidence suggests that consumers are becoming more cautious in their spending, and consequently, consumption growth for 2004 is expected to be positive but moderate.

   The Outlook for Pennsylvania. The Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of Pennsylvania's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

   Pennsylvania's labor market continues to struggle through the recovery. Job losses and lack of significant growth following the recent recession continue to adversely impact the Commonwealth. Pennsylvania has been experiencing a lower unemployment rate than the U.S. as a whole. However, this is because of the lack of growth in the State's labor force over the past few years. Pennsylvania's labor force is down 2.1 percent and employment is down 1.2 percent since January 2003. As a result, most reductions in the Pennsylvania unemployment rate seen since February 2003 are primarily the result of a smaller labor force rather than actual job creation.

   Employment growth in Pennsylvania has been moving in the opposite direction from the national economy. As opposed to the moderately growing national employment base, Pennsylvania has been experiencing a net loss in employment growth since January 2003. A struggling recovery and the lack of job growth are also having impacts on national and State personal income growth. Growth in real personal income within Pennsylvania lagged the national rate during the most recent period when the economy was expanding. However, growth in national real personal income slowed to a level below that of the Commonwealth during the recession and the subsequent "non-recovery" period. The prior trend of Pennsylvania growth lagging below U.S. growth is expected to re-appear as U.S. economic growth accelerates to more robust levels. Since the national economy is projected to expand, the divergence between the growth in State and national real personal income is projected to reappear. Uncertainty remains regarding the relative strength and sustainability of the current recovery, particularly in Pennsylvania.

   Commonwealth Financial Structure. The Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30.

   The General Fund. The General Fund, the Commonwealth's largest operating fund, may be used to assess Pennsylvania's financial position and activities for the fiscal year ended June 30, 2003. It accounts for all revenues and other receipts that are not required by law to be accounted for or deposited in other special funds and reflects a significant portion of Commonwealth expenditures. Tax revenues, principally personal and corporate income and sales and use taxes, constitute approximately two-thirds of the General Fund budgetary basis revenues. The functional assignments for General Fund expenditures are: direction and supportive services, protection of persons and property, health and human services, public education, recreation and cultural enrichment, economic development, transportation and transfers to debt service funds for all obligations except those incurred for highway or other special revenue fund purposes.

   During the five-year period from fiscal year 1998 through fiscal year 2002, total revenues and other sources increased by an average of 4.7 percent annually. Tax revenues during the same period increased by an annual average of
2.1 percent. Recent slow economic growth and the resulting slow growth from tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund for fiscal year 2002. Operating transfers, transfers from components and other additions totaled $474.1 million in fiscal year 2002, an increase of $395.8 million from the prior fiscal year. Increased transfers from balances held by the state-owned liquor store system, a legislated transfer of prior-year unspent funds from Tobacco Settlement Fund and a transfer of equity by the Pennsylvania Industrial Development Board account for the major portion of this increase. Expenditures and other uses during the fiscal years 1998 through 2002 rose an average annual rate of 6.5 percent.

   The General Fund balance at June 30, 2002 totaled $2,902.4 million, a decrease of $1,582.7 million from the balance at June 30, 2001 (restated). The transfer of $853.9 million of accumulated tobacco settlement receipts and associated investment earnings to the Tobacco Settlement Fund, a special revenue fund, accounts for a major portion of the General Fund's decline in fund balance. The fiscal year 2002 year-end unreserved-undesignated portion of the fund balance was $1,483.3 million, $41.5 million below the amount recorded for fiscal year 2001.

   Debt Administration. The Constitution of the Commonwealth permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate debt approval, (iii) debt for capital projects subject to an aggregate debt limit of
1.75 times the annual average tax returns of the preceding five fiscal years and
(iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

   Net outstanding general obligation debt totaled $6,059.3 million at June 30, 2002, a net increase of $643.1 million from June 30, 2001. Nearly 20 percent of this increase was attributed to a $116.3 million decline in sinking fund balances during the fiscal year. By using balances to pay debt service, fiscal year 2002 debt service appropriation amounts from the General Fund were reduced. Over the 10-year period ended June 30, 2002, total net outstanding general obligation debt increased at an annual rate of 2.2 percent. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 4.8 percent.

   Risk Management. The Commonwealth maintains ongoing training and information programs to reduce risks associated with employee injury and negligence, contract compliance, tort liabilities and property losses. The Commonwealth became self-insured for employee disability and medical claims on July 1, 1983. The Commonwealth is also self-insured for annuitant medical/hospital benefits and tort liabilities, including automobile, employee and transportation-related claims. Reserves have been established to fund self-insured claims. Third-party coverage is obtained for property losses in excess of $1 million per occurrence, to a limit of $100 million per occurrence. Coverage for property losses less than $1 million or more than $100 million is maintained through the Commonwealth's self-insurance program.

   Employment. Non-agricultural employment in Pennsylvania over the ten years ending in 2002 increased at an average annual rate of 1.0 percent compared with a 1.0 percent rate for the Middle Atlantic region and 1.8 percent rate for the U.S. Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. From 1998 through 2002, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the U.S. As of February 2003, Pennsylvania had a seasonally adjusted unemployment rate of 6.2 percent.

   Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1998 population of 1.43 million according to the U.S. Bureau of the Census, ranking 6th in metropolitan areas of the U.S. Philadelphia functions both as a first class city and county for the purpose of administering various governmental programs.

   Ratings. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's Ratings Services; Aa2 by Moody's Investor's Service, Inc.; and AA by Fitch IBCA, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Pennsylvania IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Pennsylvania IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Pennsylvania IM-IT to pay interest on or principal of such bonds.

   The Pennsylvania IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal obligations (the "Pennsylvania Municipal Obligations"). These include the possible adverse effects of certain Pennsylvania constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Pennsylvania and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Pennsylvania or contained in Official Statements for various Pennsylvania Municipal Obligations.

                            Puerto Rico Risk Factors

   Geographic Location and Demography. The Commonwealth of Puerto Rico ("Puerto Rico" or the "Commonwealth"), the fourth largest of the Caribbean islands, is located approximately 1,600 miles southeast of New York City. It is approximately 100 miles long and 35 miles wide. The official languages of Puerto Rico are Spanish and English.

   According to the United States Census Bureau, the population of Puerto Rico was 3,808,610 in 2000, compared to 3,522,000 in 1990. As of 2000, the population of San Juan, the island's capital and largest city, was 434,375.

   Relationship with the United States. Puerto Rico came under United States sovereignty pursuant to the Treaty of Paris, signed on December 10, 1898, which ended the Spanish-American War. Puerto Ricans have been citizens of the United States since 1917. In 1950, after a long evolution toward greater self-government for Puerto Rico, the Congress of the United States enacted Public Law 600, which is "in the nature of a compact" and which became effective upon its acceptance by the electorate of Puerto Rico. It provides that those sections of existing law which defined the political, economic, and fiscal relationship between Puerto Rico and the United States would remain in full force. It also authorized the people of Puerto Rico to draft and adopt their own Constitution. The Constitution was drafted by a popularly elected constitutional convention, overwhelmingly approved in a special referendum by the people of Puerto Rico and approved by the United States Congress and the President of the United States, becoming effective upon proclamation of the Governor of Puerto Rico on July 25, 1952. Puerto Rico's relationship with the United States is referred to herein as commonwealth status.

   The United States and the Commonwealth share a common defense, market, and currency. The Commonwealth exercises virtually the same control over its internal affairs as do the fifty states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries.

   Governmental Structure. The Constitution of the Commonwealth provides for the separation of powers of the executive, legislative, and judicial branches of government. The Governor is elected every four years. The Legislature consists of a Senate and a House of Representatives, the members of which are elected for four-year terms. The highest court within the local jurisdiction is the Supreme Court of Puerto Rico. Puerto Rico constitutes a District in the Federal Judiciary and has its own United States District Court. Decisions of this court may be appealed to the United States Court of Appeals for the First Circuit and from there to the Supreme Court of the United States.

   Governmental responsibilities assumed by the central government of the Commonwealth are similar in nature to those of the various state governments. In addition, the central government assumes responsibility for local police and fire protection, education, public health and welfare programs, and economic development.

   Puerto Rico's Economy, Generally. The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investments have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the island's population.

   Puerto Rico has enjoyed two decades of almost continuous economic expansion. Almost every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion included government-sponsored economic development programs, increases in the level of federal transfer payments, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, the relatively low cost of borrowing, and low oil prices in many years during this period.

   Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2003. In fiscal year 2003, aggregate personal income was $43.6 billion ($41.7 billion in 2000 prices) and personal income per capita was $11,279 ($10,784 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Transfer payments to individuals in fiscal year 2003 were $9.6 billion, of which $7.4 billion, or 76.6%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, Medicare and U.S. Civil Service retirement pensions.

   Total average employment (as measured by the Department of Labor and Human Resources Household Employment Survey) has also increased. For example, from fiscal year 1999 to fiscal year 2003, average employment increased from 1,146,700 to 1,210,800.

   The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to Puerto Rico's gross domestic product and leads all sectors in providing employment.

   The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003, which continues in 2004, have also been reflected in the Puerto Rico economy. During fiscal year 2003 (July 2002 through June 2003), approximately 86% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 49% of Puerto Rico's imports. In fiscal year 2003, Puerto Rico experienced a $21.4 billion positive merchandise trade balance.

   Since the 1950s, the Puerto Rico Planning Board (the "Planning Board") has prepared a complete set of macroeconomic measures like those prepared for the United States by the Bureau of Economic Analysis ("BEA") of the Department of Commerce. In contrast with the BEA, which computes the economic accounts on a quarterly basis, the Planning Board computes the economic accounts on an annual basis. Like the BEA, the Planning Board revises the macroeconomic numbers on a regular basis. The Planning Board has always classified the latest annual numbers as preliminary until they are revised and made final in conjunction with the release of new data each year. At present, all macroeconomic accounts for fiscal year 2003 are preliminary until the revised figures are released.

   Fiscal Year 2003 -- The Planning Board's preliminary reports of the performance of the Puerto Rico economy during fiscal year 2003 indicate that the economy registered an increase of 1.9% in real gross product. Gross product was $47.4 billion in fiscal year 2003 ($42.7 billion in 2000 prices) compared to $45.0 billion in fiscal year 2002 ($41.9 billion in 2000 prices). This represents an increase in nominal gross product of 5.2%. Aggregate personal income increased from $42.2 billion in fiscal year 2002 ($40.8 billion in 2000 prices) to $43.6 billion in fiscal year 2003 ($41.7 billion in 2000 prices), and personal income per capita increased from $10,969 in fiscal year 2002 ($10,603 in 2000 prices) to $11,279 in fiscal year 2003 ($10,784 in 2000 prices). According to the Department of Labor and Human Resources Household Employment Survey (the "Household Survey"), total monthly employment averaged 1,210,800 in fiscal year 2003 compared to 1,169,600 in fiscal year 2002, an increase of 3.5%. Notwithstanding this increase in average monthly employment, the unemployment rate increased from 12.0% during fiscal year 2002 to 12.1% during fiscal year 2003 due to a higher labor participation rate and a significant increase in the civilian population aged 16 years and over.

   Fiscal Year 2004 -- The Planning Board's current real gross product forecast for fiscal years 2004 and 2005, released in February 2004, projects an increase of 2.9% and 2.7%, respectively. According to the Household Survey, total monthly seasonally adjusted employment for the period from July 2003 to March 2004 averaged 1,232,100, an increase of 2.3% compared to 1,204,700 for the same period during fiscal year 2003. The seasonally adjusted unemployment rate for the first nine months of fiscal year 2004 was 11.2%, a decrease from 12.1% for the same period in fiscal year 2003. As in the past, the economy of Puerto Rico is expected to follow the performance of the United States economy. Construction activity is expected to be a driving force for economic growth in the short and medium-term. The Planning Board's forecast for construction investment, both public and private, for fiscal year 2004 is $6.7 billion, in nominal terms, which represents a real growth of 4.6% when compared to fiscal year 2003.

   Employment and Unemployment. The number of persons employed in Puerto Rico during fiscal year 2003 averaged 1,210,800. Unemployment, although at relatively low historical levels, remains above the United States average. The average unemployment rate decreased from 12.5% in fiscal year 1999 to 12.1% in fiscal year 2003, and to 11.2% in March 2004.

   Tax Incentives. One of the factors that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico has been the various local and federal tax incentives available, particularly those under Puerto Rico's Industrial Incentives Program and, until recently, Sections 30A and 936 of the Code.

   Industrial Incentives Program - Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act, a law aimed at promoting investment in Puerto Rico.

   The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Act imposes income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 80% and 60% thereafter, and 100% exemption from excise taxes with respect to raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

   Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share of the exempted business's income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

   Incentives under the Code - United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

   The Tax Reform Act of 1976 created Section 936 of the Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

   As a result of amendments to Section 936 made in 1996 (the "1996 Amendments"), the tax credit is being phased out over a ten-year period for companies that were operating in Puerto Rico in 1995 and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

   Section 30A - The 1996 Amendments added Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income"). The Section 30A Credit will not be available for taxable years commencing after 2005.

   The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

   In the case of taxable years beginning after December 31, 2001, the amount of possession income that qualifies for the Section 30A Credit is subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.

   Section 936 -- Under Section 936 of the Code, as amended by the 1996 Amendments, United States corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their United States corporate income tax the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business.

   Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (i) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost sharing payment in the amount required under Section 936; (ii) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (iii) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico.

   The Section 936 credit is now only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income credit provided by Section 936. Such percentage of income credit is equal to 40% of the federal income tax otherwise imposable on the Puerto Rico active business income or derived from the sale or exchange of substantially all assets used in such business.

   In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit is subject to a cap based on the
Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years commencing after 2005.

   Controlled Foreign Corporations - Because of the credit limitations and impending phase out of Sections 30A and 936, many corporations previously operating thereunder have reorganized their operations in Puerto Rico to become controlled foreign corporations ("CFCs"). A CFC is a corporation which is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from over eighty corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics companies manufacturing in Puerto Rico.

   CFCs operate under transfer pricing rules for intangible income that are different from those applicable to corporations operating under Sections 936 and 30A. In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation, but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 companies were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a ten percent Puerto Rico withholding tax on royalty payments.

   Public Sector Debt. Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

   Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes.

   Taxes, Revenues and Expenditures. The Secretary of the Treasury has custody of the funds of the central government and is responsible for the accounting, disbursement and investment of such funds. Central government funds are grouped into three major categories or "types" of funds, as follows: (i) Governmental Fund Types, which include the General, Special Revenue, Debt Service (also referred to herein as Redemption), and Capital Project Funds; (ii) Proprietary Fund Types, which include the Enterprise and Internal Service Funds; and (iii) Fiduciary Fund Types, which include the Trust and Agency Funds. These funds do not include funds of the municipalities, because the municipalities are governmental entities with independent treasuries. The Special Revenue Fund is incorporated into the General Fund for financial reporting purposes (but not for budgetary purposes).

   The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income taxes and excise taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

   The following table presents the revenues and expenditures of the General Fund on a cash basis for fiscal year 2000 through fiscal year 2003 and the budgeted revenues and expenditures for fiscal year 2004. The information through fiscal year 2003 is based on actual fiscal year-end results. (The information relating to fiscal year 2003 is preliminary and subject to audit adjustments.) The information relating to fiscal year 2004 is based on the current budget of revenues and expenditures for fiscal year 2004.

   The amounts shown on the table as expenditures may be different than those reflected in the budget or in the Commonwealth's financial statements because the table shows only cash disbursements, while the budget includes all authorized expenditures, regardless of when the related cash is actually disbursed. In addition, transfers to the Redemption Fund (used to pay debt service on the Commonwealth's bonds), which are included in the budget under "debt service," are shown as a deduction from total revenues in calculating "adjusted revenues" in the table and are not included under "expenditures." Finally, certain expenditures incurred in excess of budgeted amounts may not be reflected in the table as expenditures to the extent they are paid from reserve funds, such as moneys in the Budgetary Fund. For example, in fiscal year 2003, there were approximately $150 million of such expenditures that are not reflected in the table.

   Amounts listed under "Other Income" represent recurring General Fund revenues not appropriately attributable to other revenue line items, such as repayment of General Fund advances to municipalities and government agencies and funds. "Other Expenditures" represent recurring General Fund expenditures not appropriately attributable to other expenditures line items, such as advances to government agencies and municipalities, which advances are to be reimbursed to the General Fund by law. Amounts listed under Outlays and Other Debt Service" represent debt service on obligations and capital expenditures for which the Legislature has by resolution agreed to appropriate funds. "Transfers to Agencies" represents moneys appropriated for the operation of the Health Facilities and Services Administration or, after the dissolution of that Administration, the Department of Health. General Fund revenues, expenditures and transfers as presented in the table differ from the General Fund revenues, expenditures and transfers as presented in the financial statements of the Commonwealth, as the latter statements reflect an expanded General Fund entity in accordance with generally accepted accounting principles.


                           COMMONWEALTH OF PUERTO RICO
        GENERAL FUND REVENUES, EXPENDITURES, AND CHANGES IN CASH BALANCE
                                 (in thousands)

                                              2000           2001             2002           2003 (p)       2004 (c)
                                             --------       --------        --------         --------       --------
   Beginning cash balance                  $  474,759     $  287,055      $  125,154       $  350,284     $  179,058
   Revenues from internal sources:
     Income Taxes:
       Individuals                          2,352,066      2,259,090       2,471,782        2,517,678      2,816,000
       Corporations                         1,781,862      1,696,766       1,584,719        1,776,985      1,826,000
       Partnerships                             2,339          3,026           2,670            2,101          2,000
       Withheld from non-residents            557,276        696,835         583,256          517,141        560,000
       Tollgate taxes                         111,130         49,511          59,515           45,321         22,000
       Interest                                11,674         14,782          14,310           11,278         13,000
       Dividends                               39,664         58,580          62,548           49,790         47,000
                                             --------       --------        --------         --------       --------
         Total income taxes                 4,856,011      4,778,590       4,778,800        4,920,294      5,286,000
                                             --------       --------        --------         --------       --------
   Commonwealth excise taxes:
       Alcoholic beverages                    236,374        237,512         249,705          299,582        313,000
       Cigarettes                             115,157        119,135         116,055          149,487        159,000
       Motor vehicles                         389,995        406,252         418,024          499,252        543,000
       Other excise taxes                     668,820        579,050         674,762          703,029        738,000
                                             --------       --------        --------         --------       --------
         Total Commonwealth excise taxes    1,410,346      1,341,949       1,458,546        1,651,350      1,753,000
                                             --------       --------        --------         --------       --------
   Property taxes                               1,131            287              --               --             --
   Inheritance and gift taxes                   3,109          7,475           1,962            2,825          3,000
   Licenses                                    73,801         76,338          82,575           85,876         87,000
   Other:
       Lottery                                 63,779         57,482          61,358           67,621         66,000
       Electronic Lottery                      70,209         70,211          57,897           89,443         88,000
       Miscellaneous non-tax revenues         169,246        299,758         668,226          438,457        292,000
                                             --------       --------        --------         --------       --------
         Total Other                          303,234        427,451         787,481          595,521        446,000
                                             --------       --------        --------         --------       --------
      Total revenues from internal source:  6,647,632      6,632,090       7,109,364        7,255,866      7,575,000
                                             --------       --------        --------         --------       --------
   Revenues from non-Commonwealth sources:
       Federal excise taxes                   245,750        286,890         314,253          309,958        330,000
       Customs                                 50,231         43,154          30,595           25,918         20,000
                                             --------       --------        --------         --------       --------
         Total revenues from
            non-Commonwealth sources          295,981        330,044         344,848          335,876        350,000
                                             --------       --------        --------         --------       --------
   Total revenues                           6,943,613      6,962,134       7,454,212        7,591,742      7,925,000
                                             --------       --------        --------         --------       --------
       Other Income (refunds)2                 64,325         84,878         111,411          (78,927)       305,468
   Transfer to Redemption Fund3              (410,046)      (245,814)       (274,773)        (331,925)      (407,948)
   Proceeds of notes and other borrowings4    778,863        825,703       1,161,856        2,259,775      1,568,397
   Repayment of notes and other borrowings5  (787,155)      (686,024)     (1,201,084)      (2,021,832)    (1,574,634)
                                             --------       --------        --------         --------       --------
       Adjusted revenues                    6,589,600      6,940,877       7,251,622        7,418,833      7,816,283
                                             --------       --------        --------         --------       --------
   Expenditures:
       Grants and subsidies                 2,864,215      3,078,505       2,862,288        3,773,579      2,626,738
       Personal services.                   2,737,159      2,779,989       2,884,636        3,119,476      4,718,184
       Other services                         745,194        778,236         764,655          583,343        344,406
       Material and supplies                  109,081        106,072         106,294           80,491        146,036
       Equipment purchases                     56,404         48,326          20,397           33,170         21,187
       Capital outlays and other debt service.101,178         33,235          73,806               --             --
       Transfer to agencies                   164,073        280,415         314,416               --             --
       Prior year disbursements                    --             --              --               --             --
       Total expenditures.                  6,777,304      7,102,778       7,026,492        7,590,059      7,944,984
                                             --------       --------        --------         --------       --------
       Adjusted revenues less expenditures   (187,704)      (161,901)        225,130         (171,226)      (128,701)
                                             --------       --------        --------         --------       --------
       Ending cash balance                 $  287,055     $  125,154      $  350,284       $  179,058       $ 50,357
                                             --------       --------        --------         --------       --------

    (p)   Preliminary
    (c)   Current budget.
     1    Includes certain non-recurring revenues totaling $244.1 million.
     2 Consists of net revenue from General Fund's non budgetary fund plus a reserve for future taxes refunds reduced by estimated tax refunds.
     3 Consists of amounts to pay principal of and interest on general obligation bonds and notes of the Commonwealth. Does not include amounts deposited directly to the Redemption Fund from non-General Fund revenues.
     4 Consists of proceeds of Commonwealth tax and revenue anticipation notes and borrowings from Government Development Bank.
     5 Consists of repayment of Commonwealth tax and revenue anticipation notes and borrowings from Government Development Bank.

   Litigation. The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of the Legislature of Puerto Rico, approved on June 25, 1955, as amended ("Act No. 104"), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000 or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of the Legislature of Puerto Rico, approved on November 26, 1975, as amended ("Act No. 9"), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

   With respect to pending and threatened litigation, as of June 30, 2003, the Commonwealth will include in its financial statements reported liabilities of approximately $70 million for awarded and anticipated unfavorable judgments. This amount represented the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

   The Commonwealth is a defendant in two lawsuits filed in local and federal district court by an association of insurance companies seeking to recover from the Commonwealth approximately $74 million of compulsory insurance premiums allegedly belonging to the insurance companies or their policyholders which were transferred by the Secretary of the Treasury to the General Fund. The Commonwealth believes that its ultimate liability, if any, would not be significant.

   The Commonwealth is a defendant in a lawsuit alleging violations of civil rights. The amounts claimed approximate $23 million; however, the ultimate liability cannot be presently determined. No provision for any liability that may result upon adjudication of this lawsuit has been recognized in the financial statements by the Commonwealth. The Commonwealth believes that the ultimate liability, if any, would not be significant.

   Several officers of the Commonwealth are defendants in a class action lawsuit filed in 1979 in the United States District Court for the District of Puerto Rico by various inmates who alleged that their constitutional rights were being violated because of overcrowding and lack of adequate healthcare in the island's correctional system. In 1980, the United States District Court issued a preliminary injunction and required the defendants to provide additional capacity for the cells of the correctional facilities and to improve the healthcare services available to inmates. Fines in the amount of $280 million have been assessed against the defendants in order to assure compliance with the space and healthcare requirements imposed by the United States District Court. Of the fines imposed, $150 million have already been paid by the Commonwealth.

   Ratings. As of August 11, 2004, all outstanding general obligation bonds of the Commonwealth were rated A- (negative outlook) by Standard & Poor's Ratings Services and Baa1 (stable outlook) by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Each Trust containing a concentration of issuers located in Puerto Rico may be susceptible to political, economic or regulatory factors affecting issuers of Puerto Rico municipal obligations (the "Puerto Rico Municipal Obligations"). These include the possible adverse effects of certain Puerto Rico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various Commonwealth and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rico Municipal Obligations.

                           South Carolina Risk Factors

   Governmental Overview. South Carolina stretches from the Atlantic Ocean to the Blue Ridge Mountains, containing 30,111 square miles. The coastal area, which is one of the leading recreation centers on the east coast, is the anchor of the State's thriving tourism industry. Since 1970, 565,000 people have relocated to South Carolina to take advantage of its growing economy and to retire here.

   South Carolina's government is divided into three separate branches: legislative, executive, and judicial. State government provides a full range of services to South Carolina's citizens including educational, health, social/human, transportation, public safety, regulatory, and conservation/natural resources services. In addition, the State provides grants and loans to local governments, including school districts, within its borders.

   South Carolina is primarily a manufacturing state. While the textile industry is still the major industrial employer in the State, the State's economy has undergone a gradual transition to other sectors. Since 1950, the State's economic base has diversified into other sectors such as trade, health care, services, and durable goods manufacturing.

   Economic Condition and Outlook. Over the last three decades, South Carolina's economy has grown, and continues to grow, faster than that of the rest of the country. Businesses have migrated here from all over the world to take advantage of the State's skilled labor force, competitive wages, lower-priced land, excellent port facilities, accessibility to markets, and in recent years, substantial tax incentives.

   Several global companies have located corporate headquarters or multi-million-dollar manufacturing facilities within South Carolina. BMW recently announced that it plans to invest an additional $400 million in its Upstate factory, creating 400 more jobs. In addition to BMW, other newly announced plants and expansions of existing facilities are expected to contribute to South Carolina's continued economic growth.

   An impressive influx of people into South Carolina over the last three decades has generated tremendous economic growth in the State's coastal regions. These areas continue to distinguish themselves as leading tourist, recreation, and retirement centers relative to the entire United States East Coast. The growth along the coast has contributed significantly to the burgeoning economy of the State as a whole.

   Since 1970, total South Carolina personal income increased over 1,200 percent and grew 20 percent faster than total United States personal income through 2000. During this period, 1970's personal income grew at an average annual compound rate of 11.9 percent in South Carolina (compared to 10.7 percent nationwide). During the 1980's, the State's personal income grew 8.7 percent per year (compared to 7.8 percent nationwide). Even in the 1990's, when inflation was lower, personal income in South Carolina grew a healthy 5.7 percent per year (compared to 5.6 percent nationwide). Despite the recent recession, South Carolina's total personal income still managed to grow 20 percent faster than the rest of the country.

   Between 1970 and 2000, employment in South Carolina grew approximately 40 percent faster than in the United States as a whole. Despite the recent slowdown in the economy, employment levels in South Carolina have continued to fare better than in the nation as a whole. In fact, South Carolina had at least 246,000 jobs more in September 2003 than it had during the recession of 1991.

   Major Initiatives. In June 2003, Governor Mark Sanford issued an executive order establishing the Governor's Commission on Management, Accountability and Performance (the MAP Commission). This fourteen-member Commission, comprised of prominent business leaders and state officials, was charged with the responsibility of analyzing government systems and services in South Carolina and was directed to propose changes to "reduce costs, increase accountability, improve service, consolidate similar functions, return functions to the private sector, and help South Carolina be more competitive in a world economy."

   The MAP Commission issued a comprehensive report on September 30, 2003, which can be found on the Internet at www.state.sc.us/governor. The report recommended sweeping changes for the structure of state government and focused on a number of areas dealing with its fiscal management.

   Among some of the MAP Commission recommendations are proposals to increase the accuracy and reliability of revenue forecasting upon which the state appropriations act is based each year; increase the Constitutionally-established set-aside for capital and nonrecurring purposes from 2% to 3%; discontinue the practice of funding recurring expenses with non-recurring revenues; adopt a performance-based budgeting process instead of the current practice of incremental budgeting; and gradually eliminate the mismatch in revenues and expenditures resulting from using a "13th month" accrual of selected revenues.

   The MAP Commission also recommended implementing a statewide capital budgeting process that would improve the current multi-year planning process contained in the State Comprehensive Permanent Improvement Plan by establishing a Capital Budgeting Authority to analyze and screen capital projects planned over the next three to five years and establishing a separate maintenance budget. Many of these recommendations will require authorization by the General Assembly and, in some cases, amendments to the State Constitution. It is expected that many of the recommendations included in the MAP Commission report will be reviewed and considered in the 2004 session of the General Assembly.

   Cash Management. The State Treasurer is responsible for managing the State's cash and investments, except for certain component units included within the reporting entity that manage and invest their own funds. State law requires full collateralization of all State Treasurer bank balances. Some component units may have collateralization policies that differ from those of the State Treasurer. Investment income includes appreciation and depreciation in the fair value of investments. Increases in fair value during the current year, however, do not necessarily represent trends that will continue; nor is it always possible to realize such amounts, particularly in the case of temporary changes in the fair value of investments that the State plans to hold to maturity.

   Risk Management. The State conducts various risk control programs to help minimize losses to which it is exposed. The health insurance program conducts extensive wellness education programs that promote development and maintenance of healthful lifestyles for covered employees. The State self-funds many types of general liability and property losses rather than purchasing insurance.

   Bond Ratings. Moody's Investors Service has rated South Carolina's general obligation bonds as "Aaa," and Standard & Poor's and Fitch, Inc., rate these bonds as "AAA," the highest ratings that these services award. The Comptroller General's Office annually furnishes the State's Comprehensive Annual Financial Report and related information to the bond rating firms. This process is critical to ensuring that the State maintains its current high bond ratings.

   Each South Carolina Trust is susceptible to political, economic or regulatory factors affecting issuers of South Carolina municipal obligations (the "South Carolina Municipal Obligations"). These include the possible adverse effects of certain South Carolina constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in South Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in South Carolina or contained in Official Statements for various South Carolina Municipal Obligations.

                             Tennessee Risk Factors

   Government Overview. The State of Tennessee was admitted to the union in 1796, as the sixteenth state. Tennessee has 41,219 square miles and a population estimated to be 5.9 million. The State has three branches of government, the Executive, Legislative and Judicial. The Executive branch is headed by the Governor, who appoints commissioners to lead the various departments. The Legislative branch is bicameral, with 99 members of the House of Representatives and 33 Senators. The Representatives serve two-year terms. The Senators serve four-year terms, with about one half being elected every two years. The Judicial branch rules on the constitutionality of laws enacted by the Legislature and the legality of administrative policies and regulations of the Executive branch.

   The financial reporting entity of the State includes all the funds of the primary government as well as all its component units. Component units are legally separate entities for which the primary government is financially accountable. The government provides a full range of services including education, health and social services, transportation, law, correction, safety, resources and regulation, and business and economic development.

   In addition to internal controls, the State maintains budgetary controls. The objective of these budgetary controls is to ensure compliance with legal provisions embodied in the annually appropriated budget approved by the Legislature. Activities of the general fund, special revenue funds (except Fraud and Economic Crime, Community Development and the Dairy Promotion Board) and debt service fund are included in the annually appropriated budget. Budgetary control is maintained at the departmental level by the encumbrance of estimated purchase amounts prior to the release of purchase orders to vendors. Purchase orders which result in an overrun of available balances are not released until budget revisions are approved or additional appropriations are made. Open encumbrances are reported as reservations of fund balance at June 30, 2003. State statutes require an annual audit of all financial statements of the State.

   Economic Condition and Outlook. The State's economic diversity has improved substantially over the last several years. Investments announced in new and expanding manufacturing businesses exceeded $1 billion every year since 1983, and exceeded $3 billion in the last five years. Announced manufacturing capital investments in 2002 were $3.72 billion. This growth has created 15,443 new jobs in this year alone, and has had a positive effect on employment and the State's economy. Additionally, investments in headquarters, distribution and selected services grew to $6.3 billion in 2002 and created 26,117 new jobs. For June 2003, the state unemployment rate of 5.6% was under the national average of 6.5%. The financial impact of these events is presented later in this letter. Based on current projections, the State's overall growth is expected to exceed the national average over the next several years. While having a positive impact, this growth also presents significant challenges for the State. If the present level of services is to be maintained and an ambitious program for major improvements in the educational system is to continue to be implemented, the State must continue to conservatively manage its financial resources.

   The national recession appears to be ending. As evidence, the real (inflation-adjusted) gross domestic product increased only 2.9 percent during the calendar year 2002 and increased 3.2 percent during the first three quarters of 2003. The Federal Reserve has left interest rates at historic lows.

   Financial Highlights. The new Administration took office in January 2003 and produced a State budget that provided a 9 percent reduction in discretionary appropriations from general fund tax sources. Decisions used to develop the reductions followed extraordinary, open hearings during the budget development process and program-by-program review of the budget. The legislature accepted the plan with few changes and as a result the State's credit rating remained stable at AA.

   The assets of the State exceeded its liabilities at June 30, 2003, by $20.278 billion (reported as net assets). Of this amount, $262.9 million may be used to meet the State's obligations not funded by restricted net assets. However, $18.130 billion of this amount represents invested in capital assets, net of related debt, which cannot be used to fund ongoing activities of the government.

   The State's net assets increased by $814.7 million. Most of this increase results from the State's decision to utilize the modified approach for reporting infrastructure capital assets. Because of this decision, the State capitalized infrastructure expenditures of $675.1 million and did not record depreciation expense. Other capital assets are depreciated. Component units reported net assets of $3.27 billion, an increase of $181.4 million.

   At June 30, 2003, the State's governmental funds reported combined ending fund balances of $1.6 billion, an increase of $104 million in comparison to the prior year. Of the combined fund balance approximately $202.7 million is available for spending at management's discretion (unreserved fund balance), however $178 million of this amount is designated for revenue fluctuations.

   The State's total debt increased by $.9 million during the fiscal year to total $1.26 billion. This increase is the difference between commercial paper draws for short-term financing and commercial paper and bond principal payments, i.e., commercial paper draws slightly exceeded bond principal payments. This minute change reflects the continuing tight budgetary situation faced by the State in which capital projects have not been authorized in the legislative process.

   Debt Administration. In accordance with the Constitution, the State has the authority to issue general obligation debt that is backed by the full faith and credit of the State. The Legislature authorizes a certain amount of debt each year and the State Funding Board has oversight responsibility to issue the debt for capital projects. Capital spending is also authorized by the Legislature and the State Building Commission has oversight responsibility for all capital projects exceeding $100 thousand (for new construction) and maintenance to existing facilities. The State issues Commercial Paper as a short-term financing mechanism for capital purposes and the Commercial Paper is typically redeemed with long-term bonds.

   The State's outstanding general obligation debt (expressed in thousands) as of June 30, 2003 was $1,249,331. The State did not issue bonds during the fiscal year; however, taxable and tax-exempt bonds were issued in the first quarter of the new fiscal year primarily to redeem commercial paper. More than half of the outstanding debt has been issued either for capital projects of two of the State's major Component Units--University of Tennessee and Tennessee Board of Regents--or provided to local governments as capital grants; assets acquired with this debt belong to those entities. The State has not issued bonds to fund infrastructure since 1976; infrastructure has been funded on a pay-as-you-go basis. The State's bond ratings have not changed since the previous year. The State's bonds, as of June 30, 2004, were rated AA, Aa2, and AA by Fitch Investors Service, Moody's Investors Service, and Standard & Poor's Rating Group, respectively. Under current State statutes, the general obligation debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2003, the State's annual debt service limit of $550.211 million was well above the debt service required $148.079 million, with a legal debt service margin of $402.132 million.

   Each Tennessee Trust is susceptible to political, economic or regulatory factors affecting issuers of Tennessee municipal obligations (the "Tennessee Municipal Obligations"). These include the possible adverse effects of certain Tennessee constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Tennessee and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Tennessee or contained in Official Statements for various Tennessee Municipal Obligations.

                               Texas Risk Factors

     Economic Outlook. After losing jobs in 2002 for the first time in fifteen years, Texas was back on the growth track in 2003. The state added 39,600 jobs from November 2002 through November 2003, but this number paled in comparison to average annual growth levels of 214,000 over the period from 1987 through 2001. The 2003 job recovery did not take hold until the second half of the year, with Texas nonfarm employment advancing over 50,000 jobs from July through November. Manufacturing was clearly hit hardest among industries, losing 30,800 jobs statewide over the past year, but these losses were more than counterbalanced by additions in two other industries. That is, education and health services added 35,000 jobs, while federal, state, and local government--including schools--added 30,700.

   Once again, Texas fared better economically than most of the nation in 2003. Texas continued to be buffeted during the year by a U.S. economy that has been losing jobs since 2001 and has only begun to generate some job growth during the last one-third of 2003. Overall, U.S. employment fell -0.2 percent from November 2002 to November 2003, while the Texas job count inched up by 0.4 percent. Although the state's job growth during 2003 was anemic compared to that of recent decades, Texas added more jobs than all but two states and exceeded two-thirds of the states in the rate of employment growth over the past year.

   The Comptroller's Leading Economic Indicators Index improved during the second half of calendar year 2003. The index is designed to forecast the state's employment growth four to six months in advance. The index has mostly moved downward or laterally since 2000, but found some renewed vigor in 2003, indicating that longawaited economic growth has begun.

   Also after declining through most of three years, consumer confidence in the West South Central States has again achieved a measure of stability. It still bounces in reaction to the most recent political, economic, or business news, but consumer's assessment of present and future economic conditions did improve slightly in 2003. Through much of the year, consumer spending remained fairly strong in Texas, even with new motor vehicle revenues dropping after three years of robust growth. Consumers and businesses did not break down the doors in 2003, but non-auto sales activity, based on sales tax collections, did squeeze out 0.4 percent growth in 2003. Particularly positive was residential construction, which took advantage of low mortgage rates to grow by 9.6 percent in 2003, on the heels of an equally strong boost in 2002.

   The biggest economic problems during the year were a weak manufacturing sector, a still tepid level of business investment, and a weak global economy. These problems contributed to Texas' highest average unemployment rate in ten years, although declines in recent months indicate that it has peaked and is improving now. The business investment downturn badly hurt the state's once-booming industry producing computers, electronic components, telecommunications, and other high tech products, but renewed investment emerging in 2003 gave signs of a recovery here too. Personal consumption spending, federal defense expenditures, and nonresidential construction all rose in Texas in 2003.

   During the first ten months of 2003, Texas averaged 8,204 incorporations per month, for its highest level since the Comptroller's office has tracked this indicator. New business incorporations do not necessarily predict a strong economy, as the number says nothing about the economic viability of newly incorporated businesses. (A layoff may inspire someone to incorporate a business, or incorporations may follow the failure of an owner's previous business.) Still, the ongoing entrepreneurial spirit of Texans is reflected in the unusually large number of Texans taking on the challenges of a new business.

   At the close of calendar 2003, eight of the state's ten leading economic indicators were pointing toward a stronger upcoming state economy. Positive signs included retail sales growth, rises in stock values and oil prices, a growth in housing permits and new business incorporations, fewer initial claims for unemployment compensation, rising consumer confidence, and a rising national index of leading economic indicators. The only two indicators pointing to slower economic growth were a smaller number of helpwanted ads and a shorter average manufacturing workweek than in the previous year.

   The Texas unemployment rate improved for about eight years before rising steeply in 2001 and 2002. Texas' unemployment had fallen from 7.7 percent in 1992 to a monthly low of 3.9 percent in December 2000. As terrorist attacks trampled an already weakened economy, the unemployment rate soared to a peak of
6.8 percent in May 2003 and to a ten-year annual average high of 6.6 percent. Since the summer, however, the percentage of unemployed Texas workers has inched back downward (to 6.3 percent by November). In the early stages of renewed growth, the unemployment rate usually is slow to improve, since employers generally require evidence of a stronger cash flow before they begin renewed hiring. Recent improvement in the unemployment rate is another heartening hint that a new bout of economic growth has taken hold in Texas.

   The Texas economy is on track to improve over the next two years. Nationally, increases in output have been boosted by productivity increases not seen in a generation, so one of the slowest economic revivals in over fifty years has finally shown signs of taking hold. Still, boom times are not likely to be around the corner. Texas' economic growth is forecasted to be healthy over the next two years, but the economy is far from overheating. Underlying renewed growth in Texas are an improving national economy, a hefty rise in buying intentions registered by a survey of purchasing executives, a strong uptick of investment (as high tech purchases made in 1999 are being replaced), a boost in export trade resulting from declines in the dollar's value, continued low inflation, and little pressure--for now--to ratchet up mortgage and interest rates.

   The Comptroller's forecast model predicts that Texas' real gross state product will expand by 4.2 percent annually in both 2004 and 2005. This will match forecasted

     U.S. growth in 2004 and outstrip it as national economic growth matures. With Texas' relatively low costs, a location at the buckle of the nation's fastest growing southern and western regions, and sustained migration into the state, the state's gross product growth is forecast to outperform the U.S. by nearly a percentage point in 2005.

   Financial Analysis. Total assets of the state on August 31, 2003, were $132.8 billion, a decrease of $0.4 billion. Total liabilities as of August 31, 2003 were $35.7 billion, a decrease of $2.7, or 7 percent. This results in a net asset balance of $97.1 billion in fiscal year 2003, an increase of $2.3 billion, or 2 percent. Of the state's net assets, $55 billion were invested in capital assets, net of related debt, while $36 billion were restricted by statute or other legal requirements and were not available to finance day-to-day operations of the state. Unrestricted net assets were $6.1 billion.

   The state earned program revenues of $47.1 billion and general revenues (including Extraordinary Items) of $28.8 billion, for total revenues (including Extraordinary Items) of $75.9 billion, an increase of $11.3 billion, or 17 percent. The expenses of the state were $73.9 billion, an increase of $5.1 billion, or 7 percent. As a result of revenues exceeding expenses, the state's total net assets increased by $2.3 billion.

   Debt Management. The state's bonded indebtedness was $15.8 billion, which included new issuances of $3.1 billion in state bonds to finance new construction, housing, water conservation, and other projects. Approximately $2.1 billion in bonded debt was retired or refunded.

   The State of Texas issues both General Obligation bonds and Revenue bonds. Each series of revenue bonds is backed by the pledged revenue source and restricted funds specified in the bond resolution. Most revenue bonds are designed to be self-supporting from a primary revenue source related to the program financed.

   During fiscal year 2003, Texas' state agencies and universities issued $3.1 billion in state bonds to finance new construction, housing, water conservation and treatment, and other projects. General obligation debt accounted for $786 million of state bonds issued in fiscal year 2003. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the state. The remaining $2.3 billion is due to new issuances of revenue bonds, which are serviced by the revenue flows of individual entity projects. Bonds retired were composed of $311 million in general obligation bonds and $346 million in revenue bonds during the year. Also, $442 million in general obligation bonds and $980 million in revenue bonds were refunded. The total outstanding general obligation debt of the state after new issuances, retirements, and refundings as of August 31, 2003, was $5.8 billion. This represents an increase of only $31 million from fiscal year 2002. An additional $5 billion is authorized but has not been issued. Total revenue bonds outstanding were $10 billion, which is an increase of $0.9 billion, or 10 percent, from fiscal year 2002.

   Bond Ratings. As of August 31 2003, Texas general obligation bonds are rated AA by Standard & Poor's, Aa1 by Moody's Investors Service and AA+ by Fitch IBCA, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Texas Trust is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "Texas Municipal Obligations"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

                              Virginia Risk Factors

   Economic Outlook. The Commonwealth of Virginia's ("Virginia" or the "Commonwealth") fiscal year 2003 can be thought of as something of a transitional fiscal year for the Virginia economy. Emerging from fiscal year 2002, which included the September 11 terrorist attacks and the end to a brief recession, the Commonwealth's economy began to grow in fiscal year 2003. Several economic indicators including wages and salaries, personal income, new privately owned housing units authorized, and retail sales finished the fiscal year with positive gains. While employment finished the fiscal year slightly lower, unemployment remained at the same level as fiscal year 2002.

   Virginia is a leader in telecommunications, semiconductors, microelectronics, information technology, medical research and biotechnology, and chemical synthesis research. Additionally, Dulles International Airport and the Hampton Roads ports are important factors in the State's increasing role as a major exporter. Canada and Japan are its most important trade partners, followed by Belgium, South Korea, Germany and Mexico.

   Unemployment. Virginia's unemployment was 4.0 percent in Fiscal year 2003. In comparison, the United States had an unemployment rate nearly two percentage points higher at 5.9 percent. Over the past three fiscal years, Virginia's unemployment rate has been on average 1.6 percent less than the Nation's.

   Budgetary Process. The Governor is the chief planning and budget officer of the Commonwealth. The Secretary of Finance and the Department of Planning and Budget assist the Governor in the preparation of executive budget documents. The Governor's Secretaries advise the Governor and the Department of Planning and Budget on the relative priority of the budget requests from their respective agencies.

   The Governor is required by statute to present a bill detailing his budget (the "Budget Bill") and a narrative summary of the bill to the General Assembly by December 20th in the year immediately prior to each even-year session. The Budget Bill is introduced in both the House of Delegates and the Senate. It is referred to the House Appropriations and Senate Finance Committees, which hold joint meetings to hear from citizens, from other General Assembly members and from agency representatives. The Budget Bill is then approved by each Committee in an open session and reported to the respective floors for consideration, debate, amendment and passage. After the bill has passed both houses, differences between the House and Senate versions are reconciled by a conference committee with equal representation from both houses.

   The Budget Bill and the corresponding act enacted by the General Assembly approving the budget and making appropriations provided for therein (the "Appropriation Act") relate to a biannual period commencing on July 1 in even number years. Advanced planning involving development of the Budget Bill begins over a year prior to the commencement of a biennium.

   Under constitutional provisions, the Governor retains the right, in his review of legislative action on the Budget Bill, to suggest alterations to or to veto appropriations made by the General Assembly.

   In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act enacted in the previous year. The Governor submits a Budget Bill by December 20th which includes his proposed amendments. It is then introduced in both houses and is considered in the same manner as the regular biennial Budget Bill. The Appropriation Act enacted in the odd-year session is effective upon passage, whereas the regular biennial Appropriation Act is effective July 1, the beginning of the biennium.

   An appropriation for a project or service is initially contained in the Appropriation Act enacted by the General Assembly. An agency request for an increase or other adjustments to its legislative appropriation must be reviewed and approved by the Department of Planning and Budget. Under the Constitution, no money may be paid out of the State Treasury except pursuant to appropriations made by law. No such appropriation may be made which is payable more than two years and six months after the end of the session of the General Assembly at which the appropriation was enacted.

   The 2004 Appropriation Act. On December 17, 2003, Governor Warner presented the 2004 Budget Bill (House Bill 30/Senate Bill 30) for the 2004-2006 biennium. The Governor's objectives in the bill were to continue Virginia's long tradition of fiscal responsibility and restore structural balance in the budget; to maintain core services in K-12 education, higher education, law enforcement and corrections, safety net programs, and transportation; to begin to replenish the Revenue Stabilization Fund; and to keep statutory commitments such as those to reduce the car tax, the food tax, and the premium tax. The 2004 Budget Bill included a number of actions to balance a shortfall of $1.9 billion over the biennium between projected resources and spending requirements. These actions included $181.5 million in budget reductions, $358.4 million in anticipated balances from fiscal year 2004, and a tax reform package that would provide $419.2 million in net revenue.

   The House and Senate could not reach agreement on the 2004-2006 biennial budget. The Governor called a Special Session of the 2004 General Assembly and, on May 7, 2004, the General Assembly passed a compromise budget for the 2004-2006 biennium that included significant portions of the Governor's proposed budget. Tax reforms adopted by the General Assembly include the following: increased the sales tax by one-half cent effective September 1, 2004; reduced the sales tax on food in one-half cent increments over the next three years; increased the cigarette tax to 20 cents per pack effective September 1, 2004, and to 30 cents per pack effective July 1, 2005; increased the personal and dependent exemption for individual income tax; eliminated the "marriage penalty" for married filers, raised the income tax filing threshold for individuals; added a new low-income credit, required an income test for future seniors claiming the age deduction; eliminated sales tax exemptions for utilities and telecommunications companies; closed certain corporative income tax loopholes for intangible holding companies and pass-through-entities, and increased by 10 cents per hundred the tax levied for recording a deed. These tax reforms are projected to generate additional revenue of $616.3 million in fiscal year 2005 and $775.6 million in fiscal year 2006.

   On June 6, 2004, Governor Warner returned the enrolled Budget Bill (House Bill 5001) to the General Assembly with 43 recommended amendments for action at its one-day reconvened session held on June 16, 2004. The General Assembly adopted 27 of the 43 recommended amendments during the reconvened session. On June 25, 2004, Governor Warner signed House Bill 5001, as amended, and vetoed 8 items. The bill became effective on July 1, 2004, as Chapter 4, Acts of Assembly
- 2004 Special Session I.

   Summary of General Fund Revenues, Expenditures and Changes in Fund Balance. The General Fund balance at June 30, 2003 was equal to approximately $554,791,000, a $78.2 million (12.4 percent) decrease from fiscal year 2002. Overall tax revenues increased by 1.6 percent from fiscal year 2002 to fiscal year 2003. Individual and Fiduciary Income tax revenues increased by 1.0 percent. Additional tax revenue growth occurred in the form of a 18.3 percent increase in Corporation Income taxes, a 13.8 percent increase in Premiums of Insurance Companies taxes and a 18.3 percent increase in Public Service Corporations taxes. A decline occurred in State Sales and Use taxes, which decreased by 3.9%. Overall revenue increased by 2.3 percent and non-tax revenues increased by 18.3 percent. Overall expenditures fell by 0.6 percent in fiscal year 2003, compared to a 17.8 percent increase in fiscal 2002. Individual and family service expenditures grew by $219.8 million, or 8.6 percent, while education expenditures fell by $100.7 million, or 1.8 percent. In addition, general government expenditures increased by $16.2 million or 1.2 percent.

   Of the June 30, 2003 $554.8 million fund balance, $247.5 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for Constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. During fiscal year 2003, no deposit other than interest earnings was made to the Revenue Stabilization Fund. However, a withdrawal of $247.5 was made and deposited to the General Fund. A deposit is not required in fiscal year 2004 based on fiscal year 2003 revenue collections.

   General Fund Revenues. Individual and fiduciary income taxes are the principal component of General Fund revenues. These revenues support a number of government functions, primarily education, individual and family services, public safety and general government. General Fund revenues are available for payment of debt service obligations of the Commonwealth.

   In fiscal year 2003, 96.3 percent of total tax revenues were derived from five major taxes imposed by the Commonwealth: Individual and Fiduciary Income Taxes, State Sales and Use Taxes, Corporate Income Taxes, Taxes on Premiums of Insurance Companies and Taxes on Deeds, Contracts, Wills and Suits.

   General Fund Expenditures. General Fund expenditures relate to resources used for those services traditionally provided by a state government, which are not accounted for in any other fund. These services include general government, legislative, public safety, judicial, health and mental health, human resources, licensing and regulation, and primary and secondary education.

   Nongeneral Fund Revenues. Nongeneral fund revenues consist of all revenues not accounted for in the General Fund. Included in this category are special taxes and user charges earmarked for specific purposes, the majority of institutional revenues and revenues from the sale of property and commodities, and receipts from the federal government.

   Approximately 50 percent of the nongeneral revenues are accounted for by grants and donations from the federal government, motor vehicle taxes and institutional revenues. Institutional revenues consist primarily of fees and charges collected by institutions of higher education, medical and mental hospitals and correctional institutions. Motor vehicle related taxes include the motor vehicle fuel tax, motor vehicle sales and use tax, oil excise tax, driver's license fee, title registration fee, motor vehicle registration fee and other miscellaneous revenues.

   Debt. The Constitution of Virginia, in Section 9 of Article X, provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and
(c) provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged and Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections subject to appropriations by the General Assembly. The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness. Certain authorities and institutions of the Commonwealth may also issue debt.

   Section 9(a) of Article X provides that the General Assembly may contract general obligation debt: (1) to meet certain types of emergencies, (2) subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth and (3) to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued pursuant to Section 9(a)(2) shall not exceed 30 percent of an amount equal to
1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

   Section 9(b) of Article X provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of the members elected to each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years ("9(b) Debt Limit"). Thus, the amount of such debt that can be issued is the 9(b) Debt Limit less the total amount of such debt outstanding ("Debt Margin"). An additional 9(b) debt authorization restriction is calculated in order to determine the amount of such debt that the General Assembly may authorize for the current fiscal year. The additional borrowing authorization restriction is limited to 25% of the 9(b) Debt Limit less 9(b) debt authorized in the current and prior three fiscal years.

   The phrase "taxes on income and retail sales" is not defined in the Constitution or by statute. The record made in the process of adopting the Constitution, however, suggests an intention to include only income taxes payable by individuals, fiduciaries and corporations and the state sales and use tax.

   Section 9(c) of Article X provides that the General Assembly may authorize the creation of general obligation debt for revenue producing capital projects for executive branch agencies and institutions of higher learning. Such debt is required to be authorized by an affirmative vote of two-thirds of the members elected to each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects.

   The outstanding amount of Section 9(c) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years ("9(c) Debt Limit"). While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

   When the Commonwealth issues bonds to refund outstanding bonds issued pursuant to Section 9(b) or 9(c) of Article X of the Constitution, the refunded bonds are considered paid for purposes of the constitutional limitations upon debt incurrence and issuance and the refunding bonds are counted in the computations of such limitations. Section 9(a)(3) provides that in the case of the refunding of debt incurred in accordance with Section 9(c) of Article X, the debt evidenced by the refunding bonds will be counted against the 9(c) Debt Limit unless the Governor does not provide the net revenue sufficiency certification, in which case the debt evidenced by the refunding bonds will be counted against the 9(b) Debt Limit.

   Tax-supported debt of the Commonwealth includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues.

   Outstanding Section 9(b) debt includes the unamortized portion of (a) $613 million and $50.4 million of general obligation bonds authorized and approved by the voters in November 1992 and November 2002, respectively, and (b) refunding bonds issued in (i) 1996, 1998 and 2002 to refund certain 9(b) bonds issued in 1993, 1994 and 1996 (ii) 1993 to refund certain 9(c) transportation bonds issued in 1988, and (iii) 2003 to refund certain of the refunding bonds issued in 1993 to refund certain 9(c) transportation bonds issued in 1988. Outstanding Section 9(c) debt includes various series of Higher Educational Institutions Bonds (including refunding bonds) issued from 1979 to 2003, six series of Transportation Facilities Bonds (including refunding bonds) issued from 1989 to 2003 and three series of Parking Facilities Bonds (including refunding bonds) issued in 1996, 2002 and 2003. Outstanding general obligation debt does not include 9(b) and 9(c) refunded bonds for which funds have been deposited in irrevocable escrow accounts in amounts sufficient to meet all required future debt service (advance refunded bonds).

   Section 9(d) of Article X provides that the restrictions of Section 9 are not applicable to any obligation incurred by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation.

   There are currently outstanding various types of 9(d) revenue bonds issued by authorities, political subdivisions and agencies for which the Commonwealth's full faith and credit is not pledged. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues derived from enterprises related to the operation of the financed capital projects.

   The debt repayments of the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, The Innovative Technology Authority, the Virginia Biotechnology Research Park Authority and several other long-term capital leases have been supported all or in large part by General Fund appropriations. Together, payments to these authorities for debt service totaled approximately $197.4 million in fiscal year 2003.

   The Commonwealth Transportation Board ("CTB") has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board for the purpose of increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports.

   The Virginia Port Authority ("VPA") has issued bonds in the amount of $279.4 million which are payable from income of a portion of the Transportation Trust Fund. In April 1998, the VPA issued $71.0 million of refunding bonds to refund the aggregate outstanding balance of its Series 1988 bonds in the amount of $75.7 million. The fund balance of the Commonwealth Transportation Fund administered by the Transportation Board at June 30, 2003 was $1,251.6 million.

   Debt Management. The Debt Capacity Advisory Committee (the "Committee") is charged by statute with annually estimating the amount of tax-supported debt, which may prudently be authorized, consistent with the financial goals, capital needs and policies of the Commonwealth. Such estimate is provided to the Governor and General Assembly. The Committee is also required to review annually the amount and condition of bonds, notes and other security obligations of the Commonwealth's agencies, institutions, boards and authorities which are either secured by a moral obligation pledge to replenish reserve fund deficiencies or for which the Commonwealth has a contingent or limited liability. The Committee also provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

   The Committee also reviews the amounts and provisions of bonds, notes and other security obligations of the Commonwealth's agencies, institutions, boards and authorities which are neither tax-supported debt or obligations secured by a moral obligation pledge to replenish reserve fund deficiencies. The Committee may recommend limits, when appropriate, on these other obligations.

   The Department of Planning and Budget has prepared a Six-Year Capital Outlay Plan (the "Plan") for the Commonwealth. The Plan lists proposed capital projects, and it recommends how the proposed projects should be financed. More specifically, the Plan distinguishes between immediate demands and longer-term needs, assesses the state's ability to meet its highest priority needs, and outlines an approach for addressing priorities in terms of costs, benefits and financing mechanisms. The 2002 General Assembly set out new requirements for the funding of capital projects at a level not less than 2 percent of the General Fund revenues for the biennium, and the portion of that amount that may be recommended for bonded indebtedness.

   Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of the Commonwealth.

   Tobacco Settlement. The Commonwealth is a party to the national tobacco settlement (the "Settlement") between leading United States tobacco product manufacturers, 45 other states, the District of Columbia and 5 territories. The Settlement provides that tobacco companies pay a total of $206 billion to the participating states by the year 2025; significantly curb their advertising; and disband industry trade groups. The Commonwealth's share of the total amount to be paid to states through 2025 would be approximately $4.1 billion. The exact dollar amount is contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies made five "initial payments" totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies make "annual payments" beginning on April 15, 2000. Such payments will be paid annually into perpetuity and will be adjusted annually based on inflation and volume adjustments as determined by future sales of cigarettes. Approximately $8.6 billion of the Settlement will be deposited into a strategic contribution fund and allocated based on the states' contribution toward resolving the Settlement. The "strategic contribution payments" will be made in equal installments over a 10-year period beginning in 2008.

   Of the total Settlement, $1.5 billion is dedicated to finance a national public education fund for tobacco control and $250 million is set aside for a foundation dedicated to reducing teen smoking. To ensure the industry complies with the agreement, the Settlement would be enforceable through consent decrees, which could be entered in each state court. In addition, the industry will pay $50 million to be used to assist states in enforcing and implementing the agreement and to investigate potential violations of state tobacco laws. States will also be reimbursed for costs, expenses, and attorney fees incurred as a result of the Settlement.

   Ratings. As of August 9, 2004, all outstanding general obligation bonds of the Commonwealth were rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Each Virginia Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal obligations (the "Virginia Municipal Obligations"). These include the possible adverse effects of certain Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Virginia or contained in Official Statements for various Virginia Municipal Obligations.

                           West Virginia Risk Factors

   Profile of the Government. The State of West Virginia provides a full range of services including: education, social and health services, transportation, public safety, conservation of natural resources, and economic development.

   Budgetary control is maintained through legislative appropriations and the Executive Branch quarterly allotment process. Agencies submit budgetary requests to the Department of Administration. The Department of Administration compiles the Executive Budget on behalf of the Governor who submits it to the Legislature. After the approval of the budget, the Department of Administration maintains control over the spending patterns of the State at the activity level and by use of the quarterly allotments. The State Auditor exercises control over spending at the annual appropriation level. All appropriations, except funds which are reappropriated, expire 31 days after fiscal year-end.

   Economic Conditions and Outlook. West Virginia's long-term growth depends in part on the national economy. Twenty years ago the West Virginia economy was driven by coal mining, forestry, and petroleum. Today the State's economy is dominated by service industries while the goods producing sector, which includes manufacturing, construction, and mining, represents 17% of all employment.

   The West Virginia economy is now less dependent on one or two major industries. Because of this diversity across industries, its job growth rate of ..7% during the 1997-2002 period lagged slightly behind the national rate of job growth of 1.2%.

   The following illustrate trends in West Virginia's economy: While nearly all sectors of the state economy are not performing as well as they did during the last half of the 1990's, several sectors have continued to add jobs, although at a slower rate. The leisure and hospitality sector, as well as financial activities, have consistently continued to add jobs. The health care and other services sector has continued to grow during the last two years, with health care driving the increases. West Virginia's population stabilized at about 1.8 million, as the negative natural increase (births minus deaths) was balanced by a small net migration into the State. Real per capita personal income growth for 2003 was 1.8% and is forecast to grow 1.8% annually between 2004 and 2008. West Virginia's real personal income remains well below the national average, but even on an inflation-adjusted basis, the State continues to gradually improve its standard of living. The State's real per capital personal income has gradually risen since the mid-1980's, even though it remains well below the national average. As of 2002, West Virginia's per capita personal income was $23,628 (before adjusting for inflation), which was 23.4 % below the national level of $30,832. However, the State has made progress during the last two years in closing the gap with the national economy. The gap is now at its lowest level since 1995.

   According to the Bureau of Business & Economic Research (BBER) at West Virginia University, continued growth is expected in employment. That growth is fueled by the service sector. This continued positive economic performance is expected to result in a moderate real personal income growth. BBER forecasts that growth in real personal income will continue at an average 1.8% per year over the next five years, but at a slightly slower rate than the national forecast of 2.6%.

   Financial Highlights. Government-wide: The assets of the primary government exceeded its liabilities at the close of the fiscal year by $3.7 billion (reported as "net assets"). Governmental activities reported $6.1 billion in net assets (a $736 million increase, up 13.6% from last year), while the business-type activities reported a deficit of $2.4 billion, an increase of $623 million in the deficit. Fund Level: For fiscal year 2003, the governmental funds reported a combined ending fund balance of $1.8 billion, an increase of $138 million or 8.5% in comparison with the restated prior year. At the end of June 30, 2003, the unreserved and the reserved fund balance for the general fund was $313 million or 5.2% and $316.6 million or 5.3% of total general fund expenditures. Long-Term Obligations: The net decrease in the State's long-term obligations was $5 million. This decrease includes bond and lease principal payments of $108 million, offset by new debt issues of $98 million. Significant changes in the obligation included a decline in compensated absences of $33 million and an increase in the net pension obligation of $33 million.



                      Contents of Post-Effective Amendment
                            to Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                     The Consent of Independent Accountants



                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Focus Portfolios, Municipal Series 386, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 25th day of October, 2004.

                               Van Kampen Focus Portfolios, Municipal Series 386
                                                                    (Registrant)

                                                        By Van Kampen Funds Inc.
                                                                     (Depositor)

                                                               By: Gina Costello
                                                                  Vice President
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on October 25, 2004 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                             TITLE

Mitchell M. Merin                   Chairman                                  )

Jonathan S. Thomas                  Managing Director                         )

Edward C. Wood, III                 Managing Director                         )


                                                               /s/ GINA COSTELLO
                                                                   -------------
                                                             (Attorney-in-fact*)
--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Unit Trusts, Series 450 (File No. 333-116165) dated June 1, 2004 and the same hereby is incorporated herein by reference.